As filed with the Securities and Exchange Commission on November 28, 2012

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 78	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 80	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP One International Place Boston, MA 02110	Amy R. Doberman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CLASSIC PROFUNDS
	INVESTOR CLASS	SERVICE CLASS
Bull	BLPIX	BLPSX
Mid-Cap	MDPIX	MDPSX
Small-Cap	SLPIX	SLPSX
NASDAQ-100	OTPIX	OTPSX
Large-Cap Value	LVPIX	LVPSX
Large-Cap Growth	LGPIX	LGPSX
Mid-Cap Value	MLPIX	MLPSX
Mid-Cap Growth	MGPIX	MGPSX
Small-Cap Value	SVPIX	SVPSX
Small-Cap Growth	SGPIX	SGPSX
Europe 30	UEPIX	UEPSX

ULTRA PROFUNDS
UltraBull	ULPIX	ULPSX
UltraMid-Cap	UMPIX	UMPSX
UltraSmall-Cap	UAPIX	UAPSX
UltraDow 30	UDPIX	UDPSX
UltraNASDAQ-100	UOPIX	UOPSX
UltraInternational	UNPIX	UNPSX
UltraEmerging Markets	UUPIX	UUPSX
UltraLatin America	UBPIX	UBPSX
UltraChina	UGPIX	UGPSX
UltraJapan	UJPIX	UJPSX

INVERSE PROFUNDS
Bear	BRPIX	BRPSX
Short Small-Cap	SHPIX	SHPSX
Short NASDAQ-100	SOPIX	SOPSX
UltraBear	URPIX	URPSX
UltraShort Mid-Cap	UIPIX	UIPSX
UltraShort Small-Cap	UCPIX	UCPSX
UltraShort Dow 30	UWPIX	UWPSX
UltraShort NASDAQ-100	USPIX	USPSX
UltraShort International	UXPIX	UXPSX
UltraShort Emerging Markets	UVPIX	UVPSX
UltraShort Latin America	UFPIX	UFPSX
UltraShort China	UHPIX	UHPSX
UltraShort Japan	UKPIX	UKPSX

ULTRASECTOR PROFUNDS
	INVESTOR CLASS	SERVICE CLASS
Banks	BKPIX	BKPSX
Basic Materials	BMPIX	BMPSX
Biotechnology	BIPIX	BIPSX
Consumer Goods	CNPIX	CNPSX
Consumer Services	CYPIX	CYPSX
Financials	FNPIX	FNPSX
Health Care	HCPIX	HCPSX
Industrials	IDPIX	IDPSX
Internet	INPIX	INPSX
Mobile Telecommunications	WCPIX	WCPSX
Oil & Gas	ENPIX	ENPSX
Oil Equipment, Services & Distribution	OEPIX	OEPSX
Pharmaceuticals	PHPIX	PHPSX
Precious Metals	PMPIX	PMPSX
Real Estate	REPIX	REPSX
Semiconductor	SMPIX	SMPSX
Technology	TEPIX	TEPSX
Telecommunications	TCPIX	TCPSX
Utilities	UTPIX	UTPSX

INVERSE SECTOR PROFUNDS
Short Oil & Gas	SNPIX	SNPSX
Short Precious Metals	SPPIX	SPPSX
Short Real Estate	SRPIX	SRPSX

NON-EQUITY PROFUNDS
U.S. Government Plus	GVPIX	GVPSX
Rising Rates Opportunity 10	RTPIX	RTPSX
Rising Rates Opportunity	RRPIX	RRPSX
Falling U.S. Dollar	FDPIX	FDPSX
Rising U.S. Dollar	RDPIX	RDPSX

DECEMBER 1, 2012

Prospectus	Investor and Service Class Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section
CLASSIC PROFUNDS
4	Bull
7	Mid-Cap
10	Small-Cap
14	NASDAQ-100
18	Large-Cap Value
21	Large-Cap Growth
24	Mid-Cap Value
27	Mid-Cap Growth
30	Small-Cap Value
33	Small-Cap Growth
36	Europe 30
ULTRA PROFUNDS
39	UltraBull
44	UltraMid-Cap
49	UltraSmall-Cap
54	UltraDow 30
59	UltraNASDAQ-100
64	UltraInternational
70	UltraEmerging Markets
76	UltraLatin America
81	UltraChina
87	UltraJapan
INVERSE PROFUNDS
93	Bear
98	Short Small-Cap
103	Short NASDAQ-100
108	UltraBear
113	UltraShort Mid-Cap
118	UltraShort Small-Cap
123	UltraShort Dow 30
128	UltraShort NASDAQ-100
133	UltraShort International
139	UltraShort Emerging Markets
145	UltraShort Latin America
151	UltraShort China
157	UltraShort Japan

ULTRASECTOR PROFUNDS
163	Banks
168	Basic Materials
173	Biotechnology
178	Consumer Goods
183	Consumer Services
188	Financials
193	Health Care
198	Industrials
203	Internet
208	Mobile Telecommunications
213	Oil & Gas
218	Oil Equipment, Services & Distribution
223	Pharmaceuticals
228	Precious Metals
233	Real Estate
238	Semiconductor
243	Technology
248	Telecommunications
253	Utilities
INVERSE SECTOR PROFUNDS
258	Short Oil & Gas
263	Short Precious Metals
268	Short Real Estate
NON-EQUITY PROFUNDS
273	U.S. Government Plus
278	Rising Rates Opportunity 10
283	Rising Rates Opportunity
288	Falling U.S. Dollar
292	Rising U.S. Dollar
297	Investment Objectives, Principal Investment Strategies and Related Risks
311	ProFunds Management
315	General ProFunds Information
319	Shareholder Services Guide
329	Financial Highlights

3

Summary Section

4	:: Bull ProFund ::	TICKERS :: Investor Class BLPIX :: Service Class BLPSX

Investment Objective

The Bull ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.97%	0.97%

Total Annual Fund Operating Expenses*	1.72%	2.72%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$175	$542	$933	$2,030
Service Class	$275	$844	$1,440	$3,051

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 3% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $1.4 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments

FUND NUMBERS :: Investor Class 004 :: Service Class 024 ::	Bull ProFund ::	5

based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

6	:: Bull ProFund ::	TICKERS :: Investor Class BLPIX :: Service Class BLPSX

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 15.35%;

Worst Quarter (ended 12/31/2008): -22.49%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 14.76%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/01/97
– Before Taxes	-0.12%	-2.05%	0.86%
– After Taxes on Distributions	-0.12%	-2.09%	0.82%
– After Taxes on Distributions and Sale of Shares	-0.08%	-1.73%	0.74%
Service Class Shares	-1.07%	-3.03%	-0.13%	12/01/97
S&P 500®#	2.11%	-0.25%	2.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 016 :: Service Class 036 ::	Mid-Cap ProFund ::	7

Investment Objective

The Mid-Cap ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.11%	1.11%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.86%	2.86%
Fee Waivers/Reimbursements**	-0.08%	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	“Acquired Fund Fees and Expenses” for the fiscal year end July 31, 2012 were less than 0.01% and are included in “Other Expenses.”
**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$577	$998	$2,173
Service Class	$281	$878	$1,501	$3,180

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 12% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $236.6 million and $ 14.6 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

8	:: Mid-Cap ProFund ::	TICKERS :: Investor Class MDPIX :: Service Class MDPSX

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the underlying Index, and may invest in securities or financial instrument not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments

FUND NUMBERS :: Investor Class 016 :: Service Class 036 ::	Mid-Cap ProFund ::	9

with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 19.33%;

Worst Quarter (ended 12/31/2008): -26.82%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 12.07%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-3.87%	0.92%	4.44%
– After Taxes on Distributions	-3.87%	0.86%	4.38%
– After Taxes on Distributions and Sale of Shares	-2.51%	0.79%	3.87%
Service Class Shares	-4.79%	-0.09%	3.41%	09/04/01
S&P MidCap 400®#	-1.73%	3.32%	7.04%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

10	:: Small-Cap ProFund ::	TICKERS :: Investor Class SLPIX :: Service Class SLPSX

Investment Objective

The Small-Cap ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.39%	1.39%
Acquired Fund Fees and Expenses*	0.02%	0.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.16%	3.16%
Fee Waivers/Reimbursements**	-0.36%	-0.36%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.80%	2.80%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.
**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$641	$1,126	$2,465
Service Class	$283	$941	$1,623	$3,442

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 80% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2012, the Index included companies with capitalizations between $42.6 million and $4.4 billion. The average capitalization of the companies comprising the Index was approximately $729.3 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

FUND NUMBERS :: Investor Class 013 :: Service Class 033 ::	Small-Cap ProFund ::	11
•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instrument not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside

12	:: Small-Cap ProFund ::	TICKERS :: Investor Class SLPIX :: Service Class SLPSX

of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.69%;

Worst Quarter (ended 12/31/2008): -26.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 12.53%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-5.03%	-1.22%	3.66%
– After Taxes on Distributions	-5.03%	-1.28%	3.52%
– After Taxes on Distributions and Sale of Shares	-3.27%	-1.05%	3.13%
Service Class Shares	-6.03%	-2.22%	2.58%	09/04/01
Russell 2000® Index#	-4.18%	0.15%	5.62%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

FUND NUMBERS :: Investor Class 013 :: Service Class 033 ::	Small-Cap ProFund ::	13

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

14	:: NASDAQ-100 ProFund ::	TICKERS :: Investor Class OTPIX :: Service Class OTPSX

Investment Objective

The NASDAQ-100 ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund .

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.03%	1.03%

Total Annual Fund Operating Expenses*	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 5% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index, a modified market capitalization weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2012, the Index included companies with capitalizations between $3.0 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $34.1 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate financial instruments the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in

FUND NUMBERS :: Investor Class 040 :: Service Class 070 ::	NASDAQ-100 ProFund ::	15

determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 26% and 51%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

16	:: NASDAQ-100 ProFund ::	TICKERS :: Investor Class OTPIX :: Service Class OTPSX

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 19.12%;

Worst Quarter (ended 6/30/2002): -27.97%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 21.82%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				08/07/00
– Before Taxes	1.64%	4.27%	2.66%
– After Taxes on Distributions	1.64%	3.87%	2.34%
– After Taxes on Distributions and Sale of Shares	1.07%	3.46%	2.13%
Service Class Shares	0.64%	3.23%	1.63%	08/07/00
NASDAQ-100® Index#	3.66%	6.04%	4.25%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

FUND NUMBERS :: Investor Class 040 :: Service Class 070 ::	NASDAQ-100 ProFund ::	17

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

18	:: Large-Cap Value ProFund ::	TICKERS :: Investor Class LVPIX :: Service Class LVPSX

Investment Objective

The Large-Cap Value ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%	2.80%
Fee Waivers/Reimbursements*	-0.02%	-0.02%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$564	$973	$2,114
Service Class	$281	$866	$1,477	$3,127

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 452% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2012, the Index included companies with capitalizations between $1.4 billion and $422.1 billion. The average capitalization of the companies comprising the Index was approximately $24.4 billion. The Index is published under the Bloomberg ticker symbol “SVX.”

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the financial services industry group, which comprised approximately 27%, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense

FUND NUMBERS :: Investor Class 068 :: Service Class 098 ::	Large-Cap Value ProFund ::	19

ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities.

Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 17.91%;

Worst Quarter (ended 12/31/2008): -24.42%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 14.08%.

20	:: Large-Cap Value ProFund ::	TICKERS :: Investor Class LVPIX :: Service Class LVPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				10/01/02
– Before Taxes	-2.28%	-4.96%	3.90%
– After Taxes on Distributions	-2.28%	-5.61%	3.44%
– After Taxes on Distributions and Sale of Shares	-1.48%	-4.36%	3.22%
Service Class Shares	-3.25%	-5.90%	2.88%	10/01/02
S&P 500® Value Index#	-0.48%	-2.96%	6.38%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 069 :: Service Class 099 ::	Large-Cap Growth ProFund ::	21

Investment Objective

The Large-Cap Growth ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses*	1.74%	2.74%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$177	$548	$944	$2,052
Service Class	$277	$850	$1,450	$3,070

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 413% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2012, the Index included companies with capitalizations between $1.4 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $33.2 billion. The Index is published under the Bloomberg ticker symbol “SGX.”

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 29% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

22	:: Large-Cap Growth ProFund ::	TICKERS :: Investor Class LGPIX :: Service Class LGPSX

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 14.04%;

Worst Quarter (ended 12/31/2008): -20.91%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 15.31%.

FUND NUMBERS :: Investor Class 069 :: Service Class 099 ::	Large-Cap Growth ProFund ::	23

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				10/01/02
– Before Taxes	2.61%	0.25%	4.02%
– After Taxes on Distributions	2.61%	0.25%	3.84%
– After Taxes on Distributions and Sale of Shares	1.69%	0.22%	3.41%
Service Class Shares	1.59%	-0.74%	3.03%	10/01/02
S&P 500® Growth Index#	4.65%	2.38%	6.45%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

24	:: Mid-Cap Value ProFund ::	TICKERS :: Investor Class MLPIX :: Service Class MLPSX

Investment Objective

The Mid-Cap Value ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.54%	1.54%
Acquired Fund Fees and Expenses*	0.03%	0.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.32%	3.32%
Fee Waivers/Reimbursements**	-0.51%	-0.51%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.81%	2.81%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.
**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$184	$676	$1,194	$2,617
Service Class	$284	$974	$1,687	$3,578

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 597% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2012, the Index included companies with capitalizations between $236.6 million and $12.0 billion. The average capitalization of the companies comprising the Index was approximately $2.7 billion. The Index is published under the Bloomberg ticker symbol “MIDV.”

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the financial services industry group, which comprised approximately 29% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

FUND NUMBERS :: Investor Class 017 :: Service Class 037 ::	Mid-Cap Value ProFund ::	25

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and

increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

26	:: Mid-Cap Value ProFund ::	TICKERS :: Investor Class MLPIX :: Service Class MLPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 20.54%;

Worst Quarter (ended 12/31/2008): -26.05%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 11.53%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-4.27%	-0.90%	4.77%
– After Taxes on Distributions	-4.27%	-1.09%	4.58%
– After Taxes on Distributions and Sale of Shares	-2.78%	-0.83%	4.12%
Service Class Shares	-5.23%	-1.89%	3.75%	09/04/01
S&P MidCap 400® Value Index#	-2.43%	1.38%	7.45%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 018 :: Service Class 038 ::	Mid-Cap Growth ProFund ::	27

Investment Objective

The Mid-Cap Growth ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.46%	1.46%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.21%	3.21%
Fee Waivers/Reimbursements*	-0.43%	-0.43%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$650	$1,146	$2,511
Service Class	$281	$949	$1,641	$3,483

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund

Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 540% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2012, the Index included companies with capitalizations between $751 million and $14.6 billion. The average capitalization of the companies comprising the Index was approximately $3.5 billion. The Index is published under the Bloomberg ticker symbol “MIDG.”

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of

28	:: Mid-Cap Growth ProFund ::	TICKERS :: Investor Class MGPIX :: Service Class MGPSX

operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

Annual Total Return: The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 18.14%;

Worst Quarter (ended 12/31/2008): -25.91%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 12.56%.

FUND NUMBERS :: Investor Class 018 :: Service Class 038 ::	Mid-Cap Growth ProFund ::	29

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-2.95%	3.47%	4.11%
– After Taxes on Distributions	-2.95%	3.00%	3.87%
– After Taxes on Distributions and Sale of Shares	-1.91%	2.74%	3.46%
Service Class Shares	-3.88%	2.45%	3.07%	09/04/01
S&P MidCap400® Growth Index#	-0.94%	5.25%	7.16%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of your shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

30	:: Small-Cap Value ProFund ::	TICKERS :: Investor Class SVPIX :: Service Class SVPSX

Investment Objective

The Small-Cap Value ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.30%	1.30%
Acquired Fund Fees and Expenses*	0.05%	0.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.10%	3.10%
Fee Waivers/Reimbursements**	-0.27%	-0.27%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.83%	2.83%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$186	$632	$1,104	$2,410
Service Class	$286	$932	$1,602	$3,392

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 758% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising of stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. It is a float adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of September 30, 2012, the Index included companies with capitalizations between $34 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $843 million. The Index is published under the Bloomberg ticker symbol “SMLV.”

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the financial services industry group, which comprised approximately 26% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

FUND NUMBERS :: Investor Class 014 :: Service Class 034 ::	Small-Cap Value ProFund ::	31

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

32	:: Small-Cap Value ProFund ::	TICKERS :: Investor Class SVPIX :: Service Class SVPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.44%;

Worst Quarter (ended 12/31/2008): -25.06%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 12.75%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-3.12%	-2.01%	3.83%
– After Taxes on Distributions	-3.12%	-2.11%	3.77%
– After Taxes on Distributions and Sale of Shares	-2.03%	-1.70%	3.33%
Service Class Shares	-4.08%	-3.01%	2.77%	09/04/01
S&P SmallCap 600® Value Index#	-1.38%	0.12%	6.55%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 015 :: Service Class 035 ::	Small-Cap Growth ProFund ::	33

Investment Objective

The Small-Cap Growth ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P Small Cap 600® Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.52%	1.52%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.27%	3.27%
Fee Waivers/Reimbursements*	-0.49%	-0.49%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$662	$1,171	$2,567
Service Class	$281	$961	$1,665	$3,534

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 499% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising of stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of September 30, 2012, the Index included companies with capitalizations between $79.4 million and $3.4 billion. The average capitalization of the companies comprising the Index was approximately $1.1 billion. The Index is published under the Bloomberg ticker symbol “SMLG.”

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs

34	:: Small-Cap Growth ProFund ::	TICKERS :: Investor Class SGPIX :: Service Class SGPSX

for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 20.99%;

Worst Quarter (ended 12/31/2008): -26.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 11.66%.

FUND NUMBERS :: Investor Class 015 :: Service Class 035 ::	Small-Cap Growth ProFund ::	35

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	1.69%	2.00%	5.31%
– After Taxes on Distributions	1.69%	1.63%	4.73%
– After Taxes on Distributions and Sale of Shares	1.10%	1.52%	4.26%
Service Class Shares	0.66%	0.98%	4.26%	09/04/01
S&P SmallCap 600® Growth Index#	3.62%	3.80%	7.43%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

36	:: Europe 30 ProFund ::	TICKERS :: Investor Class UEPIX :: Service Class UEPSX

Investment Objective

The Europe 30 ProFund (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.38%	2.38%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.13%	4.13%
Fee Waivers/Reimbursements*	-1.35%	-1.35%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain for the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$839	$1,522	$3,345
Service Class	$281	$1,133	$1,999	$4,233

The Fund pays transaction and financing costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 2,739% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and depositary receipts that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of September 30, 2012, the Index included companies with capitalizations between $6.3 billion and $227 billion. The average capitalization of the companies comprising the Index was approximately $79.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The types of securities that the Fund will principally invest in are set forth below.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities and/or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the consumer, non-cyclical, industry group, which comprised approximately 26% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

FUND NUMBERS :: Investor Class 002 :: Service Class 022	:: Europe 30 ProFund ::	37

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund.

38	:: Europe 30 ProFund ::	TICKERS :: Investor Class UEPIX :: Service Class UEPSX

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 25.86%;

Worst Quarter (ended 9/30/2011): -22.34%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 6.71%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				03/15/99
– Before Taxes	-8.39%	-4.82%	1.51%
– After Taxes on Distributions	-8.78%	-5.25%	1.28%
– After Taxes on Distributions and Sale of Shares	-4.97%	-3.98%	1.33%
Service Class Shares	-9.24%	-5.73%	1.41%	03/15/99
Dow Jones STOXX 50 Index#	-15.77%	-7.35%	2.51%
ProFunds Europe 30 Index+	-11.25%	-5.84%	0.90%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

+	Reflects no deduction for fees, expenses or taxes.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 005 :: Service Class 025 ::	UltraBull ProFund ::	39

Important Information About the Fund

The UltraBull ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the S&P 500® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses*	1.70%	2.70%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$536	$923	$2,009
Service Class	$273	$838	$1,430	$3,032

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 265% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $1.4 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

40	:: UltraBull ProFund ::	TICKERS :: Investor Class ULPIX :: Service Class ULPSX
•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index;

FUND NUMBERS :: Investor Class 005 :: Service Class 025 ::	UltraBull ProFund ::	41

(b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 26.54%. The Index’s highest September to September volatility rate during the five -year period was 42.69% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In

42	:: UltraBull ProFund ::	TICKERS :: Investor Class ULPIX :: Service Class ULPSX

such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 31.36%;

Worst Quarter (ended 12/31/2008): -45.85%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 30.57%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				11/27/97
– Before Taxes	-4.43%	-11.04%	-3.59%
– After Taxes on Distributions	-4.43%	-11.11%	-3.64%
– After Taxes on Distributions and Sale of Shares	-2.88%	-8.98%	-2.95%
Service Class Shares	-5.33%	-11.91%	-4.48%	11/27/97
S&P 500®#	2.11%	-0.25%	2.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

FUND NUMBERS :: Investor Class 005 :: Service Class 025 ::	UltraBull ProFund ::	43

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

44	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Important Information About the Fund

The UltraMid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the S&P MidCap 400® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.06%	1.06%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%	2.81%
Fee Waivers/Reimbursements**	-0.03%	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	“Acquired Fund Fees and Expenses” for the fiscal year end July 31, 2012 were less than 0.01% and are included in “Other Expenses.”
**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$567	$977	$2,124
Service Class	$281	$868	$1,481	$3,136

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 12% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $236.6 million and $14.6 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

FUND NUMBERS :: Investor Class 011 :: Service Class 031 ::	UltraMid-Cap ProFund ::	45
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which exposure is intended to have aggregate characteristics similar to those of the underlying Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given

46	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

any set of assumptions for the following factors: a) Index volatility; b) Index performance ; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure ) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 29.86%. The Index’s highest September to September volatility rate during the five -year period was 47.74% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 3.82%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day. A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

FUND NUMBERS :: Investor Class 011 :: Service Class 031 ::	UltraMid-Cap ProFund ::	47

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 41.37%;

Worst Quarter (ended 12/31/2008): -51.93%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 24.80%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				02/07/00
– Before Taxes	-13.24%	-5.89%	2.73%
– After Taxes on Distributions	-13.24%	-5.91%	2.70%
– After Taxes on Distributions and Sale of Shares	-8.61%	-4.90%	2.37%
Service Class Shares	-14.13%	-6.81%	1.76%	02/07/00
S&P MidCap 400®#	-1.73%	3.32%	7.04%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

48	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	49

Important Information About the Fund

The UltraSmall-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Russell 2000® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.15%	1.15%
Acquired Fund Fees and Expenses*	0.03%	0.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.93%	2.93%
Fee Waivers/Reimbursements**	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.81%	2.81%

*	“Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.
**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.78% for Investor
Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$184	$595	$1,031	$2,244
Service Class	$284	$895	$1,532	$3,243

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 33% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2012, the Index included companies with capitalizations between $42.6 million and $4.4 billion. The average capitalization of the companies comprising the Index was approximately $729.3 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of

50	:: UltraSmall-Cap ProFund ::	TICKERS :: Investor Class UAPIX :: Service Class UAPSX

an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which exposure is intended to have aggregate characteristics similar to those of the underlying Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	51

accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 33.50%. The Index’s highest September to September volatility rate during the five -year period was 51.70% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund,

52	:: UltraSmall-Cap ProFund ::	TICKERS :: Investor Class UAPIX :: Service Class UAPSX

potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 48.14%;

Worst Quarter (ended 12/31/2008): -53.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 25.13%.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	53

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				02/07/00
– Before Taxes	-19.14%	-13.10%	-0.81%
– After Taxes on Distributions	-19.14%	-13.10%	-0.83%
– After Taxes on Distributions and Sale of Shares	-12.44%	-10.60%	-0.69%
Service Class Shares	-19.91%	-14.00%	-1.82%	02/07/00
Russell 2000® Index#	-4.18%	0.15%	5.62%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

54	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

Important Information About the Fund

The UltraDow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.25%	1.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.00%	3.00%
Fee Waivers/Reimbursements*	-0.22%	-0.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$606	$1,057	$2,310
Service Class	$281	$907	$1,558	$3,302

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of September 30, 2012, the Index included companies with capitalizations between $9.4 billion and $422.1 billion. The average capitalization of the companies comprising the Index was approximately $135.6 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

FUND NUMBERS :: Investor Class 067 :: Service Class 097 ::	UltraDow 30 ProFund ::	55
>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements —  Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to its the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s

56	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 23.80%. The Index’s highest September to September volatility rate during the five-year period was 38.10% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 2.16%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from

FUND NUMBERS :: Investor Class 067 :: Service Class 097 ::	UltraDow 30 ProFund ::	57

that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 32.09%;

Worst Quarter (ended 12/31/2008): -41.16%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 22.42%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/03/02
– Before Taxes	9.06%	-5.61%	0.38%
– After Taxes on Distributions	9.06%	-5.68%	0.31%
– After Taxes on Distributions and Sale of Shares	5.89%	-4.71%	0.31%
Service Class Shares	7.96%	-6.52%	-0.55%	06/03/02
Dow Jones Industrial AverageSM#	8.38%	2.37%	5.03%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

58	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	59

Important Information About the Fund

The UltraNASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the NASDAQ-100® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than as the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Annual Fund Operating Expenses*	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 5% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index, a modified market capitalization index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2012, the Index included companies with capitalizations between $3.0 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $34.1 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

60	:: UltraNASDAQ-100 ProFund ::	TICKERS :: Investor Class UOPIX :: Service Class UOPSX
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 26% and 51%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index;

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	61

(b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 27.49%. The Index’s highest September to September volatility rate during the five -year period was 41.39% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 6.84%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund,. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

62	:: UltraNASDAQ-100 ProFund ::	TICKERS :: Investor Class UOPIX :: Service Class UOPSX

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including:

a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 40.76%;

Worst Quarter (ended 6/30/2002): -50.96%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 48.39%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/01/97
– Before Taxes	-0.45%	0.69%	-2.77%
– After Taxes on Distributions	-0.45%	0.69%	-2.77%
– After Taxes on Distributions and Sale of Shares	-0.29%	0.59%	-2.31%
Service Class Shares	-1.38%	-0.29%	-3.58%	12/01/97
NASDAQ-100® Index#	3.66%	6.04%	4.25%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	63

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

64	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Important Information About the Fund

The UltraInternational ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the MSCI EAFE Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day. This is due primarily to the time difference in determining the level of the Index (11:30 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with two times (2x) the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.03%	0.03%
Other Operating Expenses	1.10%	1.10%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.10%	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursement, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$581	$1,007	$2,193
Service Class	$281	$882	$1,510	$3,197

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	65

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of September 30, 2012, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2012, the Index included companies with capitalizations between $683.8 million and $208.2 billion. The average capitalization of the companies comprising the Index was approximately $11.1 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two time (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

66	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility ; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 24.70%. The Index’s highest September to September volatility rate during the five-year period was 37.31% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -4.77%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	67

could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over — or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Asian Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Asia. Such risks include, but are not limited to (i) political, economic, or social instability in certain countries in the region; (ii) a heightened risk of nationalization of companies or other forms of governmental market interference; (iii) exposure to less liquid and more volatile securities markets; (iv) natural disasters more likely to occur in particular Asian countries; (v) heightened exposure to foreign currency risks (e.g., restrictions on the flow of foreign currency, currency devaluations, and volatility in currency prices); and (vi) long running border disputes and other conflicts among Asian countries.

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like the investments included in the Index, is subject to foreign currency risk.

68	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors that might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sale activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the daily performance, or multiple thereof, of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 49.76%;

Worst Quarter (ended 12/31/2008): -46.39%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 13.26%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				04/19/06
– Before Taxes	-32.88%	-22.25%	-17.88%
– After Taxes on Distributions	-32.88%	-22.35%	-18.05%
– After Taxes on Distributions and Sale of Shares	-21.37%	-17.12%	-13.89%
Service Class Shares	-33.58%	-23.04%	-18.71%	04/19/06
MSCI EAFE Index#	-11.73%	-4.26%	-1.76%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	69

do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

70	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX

Important Information About the Fund

The UltraEmerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the BNY Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.97%	0.97%

Total Annual Fund Operating Expenses*	1.72%	2.72%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$175	$542	$933	$2,030
Service Class	$275	$844	$1,440	$3,051

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 190% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Russia, Indonesia, Chile, Colombia, Peru and Philippines. As of September 30, 2012, Index included companies with capitalizations between $5.3 billion and $253.8 billion. The average capitalization of the companies comprising the Index was approximately $48.1 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

The types of securities, depositary receipts and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	71
•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 or less days and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be

72	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX

either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 39.05%. The Index’s highest September to September volatility rate during the five -year period was 63.20% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was -3.41%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	73

investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Asian Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Asia. Such risks include, but are not limited to (i) political, economic, or social instability in certain countries in the region; (ii) a heightened risk of nationalization of companies or other forms of governmental market interference; (iii) exposure to less liquid and more volatile securities markets; (iv) natural disasters more likely to occur in particular Asian countries; (v) heightened exposure to foreign currency risks (e.g., restrictions on the flow of foreign currency, currency devaluations, and volatility in currency prices); and (vi) long running border disputes and other conflicts among Asian countries.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A. U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

Exposure to Latin American Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Latin American countries. Such risks include, but are not limited to (i) political, economic, or social instability in certain Latin American countries; (ii) a heightened risk of high inflation and government deficits in certain Latin American countries; (iii) natural disasters particularly likely to occur in Latin America; (iv) heightened risk of currency devaluations; (v) risks associated with Latin American countries’ significant dependence on the health of the U.S. economy; and (vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals, and metals (resulting from those economies’ heavy reliance on the export of such commodities).

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments

74	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX

with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 56.34%;

Worst Quarter (ended 12/31/2008): -58.98%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 5.08%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				04/19/06
– Before Taxes	-39.77%	-14.23%	-10.28%
– After Taxes on Distributions	-39.80%	-16.10%	-12.05%
– After Taxes on Distributions and Sale of Shares	-25.82%	-11.37%	-8.30%
Service Class Shares	-40.39%	-15.09%	-11.20%	04/19/06
BNY Mellon Emerging Markets 50 ADR® Index#	-18.25%	1.97%	4.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	75

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

76	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

Important Information About the Fund

The UltraLatin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the BNY Mellon Latin America 35 ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.03%	1.03%

Total Annual Fund Operating Expenses*	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a

5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$560	$964	$2,095
Service Class	$281	$862	$1,469	$3,109

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 128% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on stock exchanges of Latin American countries and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2012, the Index included companies with capitalizations between $4.9 billion and $147.1 billion. The average capitalization of the companies comprising the Index was approximately $39.8 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.”

The types of securities, depositary receipts and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

FUND NUMBERS :: Investor Class 164 :: Service Class 194 ::	UltraLatin America ProFund ::	77
>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period.

The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect

78	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 43.56%. The Index’s highest September to September volatility rate during the five -year period was 72.09% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 0.65%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

FUND NUMBERS :: Investor Class 164 :: Service Class 194 ::	UltraLatin America ProFund ::	79

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A. U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Exposure to Latin American Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Latin American countries. Such risks include, but are not limited to (i) political, economic, or social instability in certain Latin American countries; (ii) a heightened risk of high inflation and government deficits in certain Latin American countries; (iii) natural disasters particularly likely to occur in Latin America; (iv) heightened risk of currency devaluations; (v) risks associated with Latin American countries’ significant dependence on the health of the U.S. economy; and (vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals, and metals (resulting from those economies’ heavy reliance on the export of such commodities).

Geographic Concentration Risk — Because the Fund focuses its investments only in Latin America, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Latin America and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

80	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 77.44%;

Worst Quarter (ended 12/31/2008): -70.89%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -1.32%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Since Inception	Inception Date
Investor Class Shares			10/16/07
– Before Taxes	-36.99%	-23.75%
– After Taxes on Distributions	-37.15%	-23.97%
– After Taxes on Distributions and Sale of Shares	-23.85%	-18.57%
Service Class Shares	-37.60%	-24.46%	10/16/07
BNY Mellon Latin America 35 ADR® Index#	-16.06%	-0.64%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	81

Important Information About the Fund

The UltraChina ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the BNY Mellon China Select ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.22%	1.22%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.97%	2.97%
Fee Waivers/Reimbursements*	-0.19%	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$600	$1,045	$2,281
Service Class	$281	$901	$1,546	$3,276

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 288% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a free float-adjusted, capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese or Hong Kong stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2012, the Index included companies with capitalizations between $323.9 million and $253.8 billion. The average capitalization of the companies comprising the Index was approximately $24.9 billion. The Index is published under the Bloomberg ticker symbol “BKTCN.”

The types of securities, depositary receipts and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

82	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX
•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications and energy industry groups, which comprised approximately 43% and 25%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	83

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 39.43%. The Index’s highest September to September volatility rate during the five -year period was 59.74% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was -7.53%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

84	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Chinese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to (i) political, economic, or social instability in China; (ii) heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from governmental influence; (iii) natural disasters particularly likely to occur in China; and (iv) a lack of publicly available information (as compared to many other countries).

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A. U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	85

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results for Investor Class shares and the table shows how the Fund’s average annual total returns for various periods compare with a different broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 73.01%;

Worst Quarter (ended 9/30/2011): -47.43%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 1.15%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Since Inception	Inception Date
Investor Class Shares			02/04/08
– Before Taxes	-43.25%	-31.01%
– After Taxes on Distributions	-43.25%	-31.04%
– After Taxes on Distributions and Sale of Shares	-28.12%	-23.59%
Service Class Shares	-43.78%	-31.73%	02/04/08
BNY Mellon China Select ADR® Index#	-20.12%	-7.74%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

86	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	87

Important Information About the Fund

The UltraJapan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Nikkei 225 Stock Average (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from two times (2x) the percentage change of the Index on such day. This is due primarily to the time difference in determining the level of the Index (2:10 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund seeks to provide a return consistent with two times (2x) an investment in the component equities in the Index hedged to U.S. dollars.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with two times (2x) the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.11%	1.11%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.01%	3.01%
Fee Waivers/Reimbursements*	-0.23%	-0.23%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$608	$1,062	$2,319
Service Class	$281	$909	$1,562	$3,311

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

88	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times (2x) the daily return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2012, the Index included companies with capitalizations between $281.5 million and $134.4 billion. The average capitalization of the companies comprising the Index was approximately $9.6 billion. The Index is published under the Bloomberg ticker symbol “NKY.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times (2x) the Index.

The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times (2x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the consumer, cyclical industry and industrial industry groups, which comprised approximately 26% and 26%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	89

swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 29.11%. The Index’s highest September to September volatility rate during the five-year period was 46.74% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -3.11%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs

90	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Exposure to Japanese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; and (iv) risks associated with an increasingly aging population that is likely to strain Japan’s social welfare and pension systems.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	91

Industrial Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the daily performance, or a multiple thereof, of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2005): 40.58%;

Worst Quarter (ended 12/31/2008): -49.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 7.76%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				02/07/00
– Before Taxes	-36.47%	-34.10%	-12.49%
– After Taxes on Distributions	-36.47%	-34.51%	-13.40%
– After Taxes on Distributions and Sale of Shares	-23.70%	-23.72%	-7.71%
Service Class Shares	-37.24%	-34.78%	-13.37%	02/07/00
Nikkei 225 Stock Average — USD Terms#	-10.37%	-3.76%	4.51%
Nikkei 225 Stock Average — Local (Yen) Terms#	-15.58%	-11.79%	-0.91%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily

92	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

leveraged results (i.e., 2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	93

Important Information About the Fund

The Bear ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the S&P 500® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.00%	1.00%

Total Annual Fund Operating Expenses*	1.75%	2.75%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$178	$551	$949	$2,062
Service Class	$278	$853	$1,454	$3,080

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $1.4 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

94	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	95

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 26.54%. The Index’s highest September to September volatility rate during the five -year period was 42.69% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as

96	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX

developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2002): 17.69%;

Worst Quarter (ended 6/30/2009): -15.62%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -16.24%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/30/97
– Before Taxes	-8.89%	-5.22%	-5.33%
– After Taxes on Distributions	-8.89%	-5.66%	-5.81%
– After Taxes on Distributions and Sale of Shares	-5.78%	-4.44%	-4.49%
Service Class Shares	-9.80%	-6.15%	-6.27%	12/30/97
S&P 500®#	2.11%	-0.25%	2.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	97

held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

98	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX

Important Information About the Fund

The Short Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse returns relative to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.46%	1.46%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.21%	3.21%
Fee Waivers/Reimbursements*	-0.43%	-0.43%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$650	$1,146	$2,511
Service Class	$281	$949	$1,641	$3,483

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2012, the Index included companies with capitalizations between $42.6 million and $4.4 billion. The average capitalization of the companies comprising the Index was approximately $729.3 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	99

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —  Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

100	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 33.50%. The Index’s highest September to September volatility rate during the five -year period was 51.70% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	101

decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 20.78%;

Worst Quarter (ended 6/30/2009): -20.89%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -16.43%.

102	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-9.29%	-10.73%	-10.86%
– After Taxes on Distributions	-9.29%	-11.14%	-11.37%
– After Taxes on Distributions and Sale of Shares	-6.04%	-8.89%	-8.49%
Service Class Shares	-9.95%	-11.61%	-11.71%	05/01/02
Russell 2000® Index#	-4.18%	0.15%	5.29%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (proFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	103

Important Information About the Fund

The Short NASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the NASDAQ-100® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.25%	1.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.00%	3.00%
Fee Waiver/Reimbursement*	-0.22%	-0.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$606	$1,057	$2,310
Service Class	$281	$907	$1,558	$3,302

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index, a modified market capitalization weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2012, the Index included companies with capitalizations between $3.0 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $34.1 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between

104	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the

Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 26% and 51%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors  —  Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	105

(-1x) of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 27.49%. The Index’s highest September to September volatility rate during the five -year period was 41.39% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 6.84%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds —  Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

106	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	107

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 16.69%;

Worst Quarter (ended 6/30/2009): -17.98%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -22.37%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-10.87%	-11.78%	-10.72%
– After Taxes on Distributions	-10.87%	-12.35%	-11.29%
– After Taxes on Distributions and Sale of Shares	-7.07%	-9.79%	-8.43%
Service Class Shares	-12.04%	-12.70%	-11.64%	05/01/02
NASDAQ-100® Index#	3.66%	6.04%	6.80%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. You may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

108	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX

Important Information About the Fund

The UltraBear ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the S&P 500® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.94%	0.94%

Total Annual Fund Operating Expenses*	1.69%	2.69%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$172	$533	$918	$1,998
Service Class	$272	$835	$1,425	$3,022

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $1.4 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion. The Index is published under the Bloomberg ticker symbol “SPX.” The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	109
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

110	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 26.54%. The Index’s highest September to September volatility rate during the five-year period was 42.69% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	111

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2002): 33.77%;

Worst Quarter (ended 6/30/2009): -29.99%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -30.60%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/22/97
– Before Taxes	-20.71%	-16.59%	-14.91%
– After Taxes on Distributions	-20.71%	-16.83%	-15.24%
– After Taxes on Distributions and Sale of Shares	-13.46%	-13.21%	-10.82%
Service Class Shares	-21.49%	-17.33%	-15.67%	12/22/97
S&P 500®#	2.11%	-0.25%	2.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

112	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX

those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	113

Important Information About the Fund

The UltraShort Mid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the S&P MidCap 400® (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.76%	1.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.51%	3.51%
Fee Waivers/Reimbursements*	-0.73%	-0.73%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$712	$1,270	$2,791
Service Class	$281	$1,009	$1,760	$3,735

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2012, the Index included companies with capitalizations between $236.6 million and $14.6 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The

114	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	115

below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks  — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 29.86%. The Index’s highest September to September volatility rate during the five-year period was 47.74% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 3.82%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If

116	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	117

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 36.91%;

Worst Quarter (ended 6/30/2009): -36.00%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -28.42%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	-21.08%	-26.93%	-24.52%
– After Taxes on Distributions	-21.08%	-27.09%	-24.86%
– After Taxes on Distributions and Sale of Shares	-13.70%	-19.95%	-16.33%
Service Class Shares	-21.67%	-27.64%	-25.30%	01/30/04
S&P MidCap 400®#	-1.73%	3.32%	6.66%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

118	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

Important Information About the Fund

The UltraShort Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Russell 2000® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.30%	1.30%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.05%	3.05%
Fee Waivers/Reimbursements*	-0.27%	-0.27%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by
ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$617	$1,079	$2,358
Service Class	$281	$917	$1,578	$3,346

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2012, the Index included companies with capitalizations between $42.6 million and $4.4 billion. The average capitalization of the companies comprising the Index was approximately $729.3 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	119

ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a

120	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 33.50%. The Index’s highest September to September volatility rate during the five -year period was 51.70% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 2.21%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	121

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

122	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 39.50%;

Worst Quarter (ended 6/30/2009): -39.67%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -31.09%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	-24.72%	-29.13%	-26.57%
– After Taxes on Distributions	-24.72%	-29.61%	-27.14%
– After Taxes on Distributions and Sale of Shares	-16.07%	-20.96%	-16.99%
Service Class Shares	-25.68%	-29.83%	-27.30%	01/30/04
Russell 2000® Index#	-4.18%	0.15%	4.47%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	123

Important Information About the Fund

The UltraShort Dow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.56%	1.56%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.31%	3.31%
Fee Waivers/Reimbursements*	-0.53%	-0.53%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by
ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$671	$1,187	$2,605
Service Class	$281	$969	$1,681	$3,568

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of September 30, 2012, the Index included companies with capitalizations between $9.4 billion and $422.1 billion. The average capitalization of the companies comprising the Index was approximately $135.6 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

124	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective—a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	125

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 23.80%. The Index’s highest September to September volatility rate during the five -year period was 38.10% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 2.16%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting

126	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 18.64%;

Worst Quarter (ended 9/30/2009): -27.47%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -23.60%.

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	127

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				07/22/04
– Before Taxes	-27.26%	-18.67%	-17.83%
– After Taxes on Distributions	-27.26%	-18.93%	-18.21%
– After Taxes on Distributions and Sale of Shares	-17.72%	-14.68%	-13.26%
Service Class Shares	-27.92%	-19.46%	-18.64%	07/22/04
Dow Jones Industrial AverageSM#	8.38%	2.37%	5.36%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

128	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX

Important Information About the Fund

The UltraShort NASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the NASDAQ-100® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.19%	1.19%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.94%	2.94%
Fee Waivers/Reimbursements*	-0.16%	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$594	$1,032	$2,251
Service Class	$281	$895	$1,534	$3,250

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index, a modified market capitalization weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2012, the Index included companies with capitalizations between $3.0 billion and $625.3 billion. The average capitalization of the companies comprising the Index was approximately $34.1 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	129
•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 26% and 51%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of

130	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX

combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 27.49%. The Index’s highest September to September volatility rate during the five -year period was 41.39% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 6.84%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term per-

formance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	131

financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

132	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2002): 66.01%;

Worst Quarter (ended 12/31/2002): -37.11%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -39.18%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/02/98
– Before Taxes	-23.11%	-27.39%	-22.64%
– After Taxes on Distributions	-23.11%	-27.78%	-23.11%
– After Taxes on Distributions and Sale of Shares	-15.02%	-20.23%	-14.04%
Service Class Shares	-23.97%	-28.13%	-23.40%	06/02/98
NASDAQ-100® Index#	3.66%	6.04%	4.25%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business.

Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	133

Important Information About the Fund

The UltraShort International ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the MSCI EAFE Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on such day. This is due primarily to the time difference in determining the level of the Index (11:30 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the Fund’s NAV calculation time.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with two times the inverse (-2x) of the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.00%	1.00%

Total Annual Fund Operating Expenses*	1.75%	2.75%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$178	$551	$949	$2,062
Service Class	$278	$853	$1,454	$3,080

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index includes 85% of free float-adjusted market, capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of September 30, 2012, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,

134	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2012, the Index included companies with capitalizations between $683.8 million and $208.2 billion. The average capitalization of the companies comprising the Index was approximately $11.1 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	135

opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 24.70%. The Index’s highest September to September volatility rate during the five -year period was 37.31% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was -4.77%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

136	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Asian Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Asia. Such risks include, but are not limited to (i) political, economic, or social instability in certain countries in the region; (ii) a heightened risk of nationalization of companies or other forms of governmental market interference; (iii) exposure to less liquid and more volatile securities markets; (iv) natural disasters more likely to occur in particular Asian countries; (v) heightened exposure to foreign currency risks (e.g., restrictions on the flow of foreign currency, currency devaluations, and volatility in currency prices); and (vi) long running border disputes and other conflicts among Asian countries. While the realization of certain of these risks may benefit the fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund. While the realization of certain of these risks may benefit the Fund because the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like the investments included in the Index, is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	137

investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the daily performance, or multiple thereof, of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 38.55%;

Worst Quarter (ended 6/30/2009): -39.44%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -24.14%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				04/19/06
– Before Taxes	-4.36%	-18.70%	-19.42%
– After Taxes on Distributions	-4.36%	-19.03%	-19.79%
– After Taxes on Distributions and Sale of Shares	-2.83%	-14.72%	-14.94%
Service Class Shares	-5.36%	-19.51%	-20.22%	04/19/06
MSCI EAFE Index#	-11.73%	-4.26%	-1.76%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

138	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	139

Important Information About the Fund

The UltraShort Emerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the BNY Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.52%	1.52%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.27%	3.27%
Fee Waivers/Reimbursements*	-0.49%	-0.49%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$662	$1,171	$2,567
Service Class	$281	$961	$1,665	$3,534

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Russia, Indonesia, Chile, Colombia, Peru and Philippines. As of September 30, 2012, Index included companies with capitalizations between $5.3 billion and $253.8 billion. The average capitalization of the companies comprising the Index was approximately $48.1 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The

140	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX
Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	141

the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 39.05%. The Index’s highest September to September volatility rate during the five-year period was 63.20% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -3.41%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund,

142	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Asian Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Asia. Such risks include, but are not limited to (i) political, economic, or social instability in certain countries in the region; (ii) a heightened risk of nationalization of companies or other forms of governmental market interference; (iii) exposure to less liquid and more volatile securities markets; (iv) natural disasters more likely to occur in particular Asian countries; (v) heightened exposure to foreign currency risks (e.g., restrictions on the flow of foreign currency, currency devaluations, and volatility in currency prices); and (vi) long running border disputes and other conflicts among Asian countries. While the realization of certain of these risks may benefit the fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund. Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Exposure to Latin American Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Latin American countries. Such risks include, but are not limited to (i) political, economic, or social instability in certain Latin American countries; (ii) a heightened risk of high inflation and government deficits in certain Latin American countries; (iii) natural disasters particularly likely to occur in Latin America; (iv) heightened risk of currency devaluations; (v) risks associated with Latin American countries’ significant dependence on the health of the U.S. economy; and (vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals, and metals (resulting from those economies’ heavy reliance on the export of such commodities). While the realization of certain of these risks may benefit the fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	143

of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 48.67%;

Worst Quarter (ended 6/30/2009): -45.85%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -18.99%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				04/19/06
– Before Taxes	14.66%	-40.63%	-40.41%
– After Taxes on Distributions	14.66%	-41.04%	-40.93%
– After Taxes on Distributions and Sale of Shares	9.53%	-26.51%	-24.73%
Service Class Shares	14.02%	-41.20%	-40.99%	04/19/06
BNY Mellon Emerging Markets 50 ADR® Index#	-18.25%	1.97%	4.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

144	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	145

Important Information About the Fund

The UltraShort Latin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the BNY Mellon Latin America 35 ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.75%	1.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.50%	3.50%
Fee Waivers/Reimbursements*	-0.72%	-0.72%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$710	$1,266	$2,782
Service Class	$281	$1,007	$1,756	$3,727

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on stock exchanges of Latin American countries and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2012, the Index included companies with capitalizations between $4.9 billion and $147.1 billion. The average capitalization of the companies comprising the Index was approximately $39.8 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

146	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX
>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	147

stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 43.56%. The Index’s highest September to September volatility rate during the five -year period was 72.09% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 0.65%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

148	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Exposure to Latin American Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Latin American countries. Such risks include, but are not limited to (i) political, economic, or social instability in certain Latin American countries; (ii) a heightened risk of high inflation and government deficits in certain Latin American countries; (iii) natural disasters particularly likely to occur in Latin America; (iv) heightened risk of currency devaluations; (v) risks associated with Latin American countries’ significant dependence on the health of the U.S. economy; and (vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals, and metals (resulting from those economies’ heavy reliance on the export of such commodities). While the realization of certain of these risks may benefit the fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Geographic Concentration Risk — Because the Fund focuses its investments only in Latin America, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Latin America and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	149

securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 61.26%;

Worst Quarter (ended 6/30/2009): -53.86%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -14.15%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Since Inception	Inception Date
Investor Class Shares			10/16/07
– Before Taxes	6.24%	-49.63%
– After Taxes on Distributions	6.24%	-49.64%
– After Taxes on Distributions and Sale of Shares	4.06%	-31.97%
Service Class Shares	5.46%	-50.11%	10/16/07
BNY Mellon Latin America 35 ADR® Index#	-16.06%	-0.64%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

150	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	151

Important Information About the Fund

The UltraShort China ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the BNY Mellon China Select ADR® Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse multiples and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.81%	1.81%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.56%	3.56%
Fee Waivers/Reimbursements*	-0.78%	-0.78%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$722	$1,291	$2,837
Service Class	$281	$1,019	$1,779	$3,776

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a free float-adjusted, capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese or Hong Kong stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2012, the Index included companies with capitalizations between $323.9 million and $253.8 billion. The average capitalization of the companies comprising the Index was approximately $24.9 billion. The Index is published under the Bloomberg ticker symbol “BKTCN.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

152	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPSX
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications and energy industry groups, which comprised approximately 43% and 25%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	153

volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 39.43%. The Index’s highest September to September volatility rate during the five -year period was 59.74% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was -7.53%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds –– Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund,

154 ::	UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPSX

potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other

Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Chinese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to (i) political, economic, or social instability in China; (ii) heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from governmental influence; (iii) natural disasters particularly likely to occur in China; and (iv) a lack of publicly available information (as compared to many other countries). While the realization of certain of these risks may benefit the fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	155

with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results for Investor Class shares and the table shows how the Fund’s average annual total returns for various periods compare with a different broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 58.94%;

Worst Quarter (ended 6/30/2009): -52.44%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -18.65%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Since Inception	Inception Date
Investor Class Shares			02/04/08
– Before Taxes	12.07%	-33.15%
– After Taxes on Distributions	12.07%	-33.15%
– After Taxes on Distributions and Sale of Shares	7.85%	-24.93%
Service Class Shares	10.89%	-33.74%	02/04/08
BNY Mellon China Select ADR® Index#	-20.12%	-7.74%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

156	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPSX

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 019 :: Service Class 039 ::	UltraShort Japan ProFund ::	157

Important Information About the Fund

The UltraShort Japan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Nikkei 225 Stock Average (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The percentage change of the Fund’s NAV per share each day may differ, perhaps significantly, from two times the inverse (-2x) the percentage change of the Index on such day. This is due primarily to the time difference in determining the level of the Index (2:10 a.m., Eastern Time) and valuation of the Fund (4:00 p.m., Eastern Time).

Because the level of the Index is not determined at the same time the Fund’s NAV is calculated, correlation to the Index will be measured by comparing the daily total return of the Fund’s NAV per share to the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the Fund’s NAV calculation time.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund seeks to provide a return consistent with two times the inverse (-2x) of an investment in the component equities in the Index hedged to U.S. dollars.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with two times the inverse (-2x) of the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.35%	2.35%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.25%	4.25%
Fee Waivers/Reimbursements*	-1.47%	-1.47%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$864	$1,570	$3,449
Service Class	$281	$1,156	$2,045	$4,325

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a modified price-weighted index of the 225 most

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actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2012, the Index included companies with capitalizations between $281.5 million and $134.4 billion. The average capitalization of the companies comprising the Index was approximately $9.6 billion. The Index is published under the Bloomberg ticker symbol “NKY.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of two times the inverse (-2x) of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. A Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time when the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the consumer, cyclical industry and industrial industry groups, which comprised approximately 26% and 26%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another

FUND NUMBERS :: Investor Class 019 :: Service Class 039 ::	UltraShort Japan ProFund ::	159

swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve an 80% return on a yearly basis if the Index return were -40%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return 31.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 29.11%. The Index’s highest September to September volatility rate during the five -year period was 46.74% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -3.11%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take

160	:: UltraShort Japan ProFund ::	TICKERS :: Investor Class UKPIX :: Service Class UKPSX

advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

FUND NUMBERS :: Investor Class 019 :: Service Class 039 ::	UltraShort Japan ProFund ::	161

Exposure to Japanese Investments Risk — The Fund is generally exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; and (iv) risks associated with an increasingly aging population that is likely to strain Japan’s social welfare and pension systems. While the realization of certain of these risks may benefit the fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Industrial Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from two times the inverse (-2x) of the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

162	:: UltraShort Japan ProFund ::	TICKERS :: Investor Class UKPIX :: Service Class UKPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2010): 35.79%;

Worst Quarter (ended 6/30/2009): -32.35%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -18.73%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				03/29/06
– Before Taxes	17.65%	-0.12%	-1.55%
– After Taxes on Distributions	17.65%	-0.27%	-1.85%
– After Taxes on Distributions and Sale of Shares	11.47%	-0.18%	-1.48%
Service Class Shares	16.55%	-1.11%	-2.54%	03/29/06
Nikkei 225 Stock Average — USD Terms#	-10.37%	-3.76%	-3.11%
Nikkei 225 Stock Average — Local (Yen) Terms#	-15.58%	-11.79%	-10.01%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	163

Important Information About the Fund

The Banks UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Banks SM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time when the level of the Index rises Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.15%	1.15%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.90%	2.90%
Fee Waivers/Reimbursements*	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$585	$1,015	$2,212
Service Class	$281	$886	$1,518	$3,215

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 254% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2012, the Index included companies with capitalizations between $728.5 million and $169.6 billion. The average capitalization of the companies comprising the Index was approximately 12.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSBK.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

164	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even when the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	165

expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 55.91%. The Index’s highest September to September volatility rate during the five-year period was 93.94% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -14.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds - Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If

166	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 48.21%;

Worst Quarter (ended 3/31/2009): -58.05%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 39.60%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-40.54%	-37.86%	-16.31%
– After Taxes on Distributions	-40.54%	-38.01%	-16.76%
– After Taxes on Distributions and Sale of Shares	-26.35%	-25.50%	-11.22%
Service Class Shares	-41.22%	-38.47%	-17.11%	09/04/01
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. Banks SM Index#	-25.38%	-19.52%	-4.90%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	167

do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

168	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX

Important Information About the Fund

The Basic Materials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”)for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.10%	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$581	$1,007	$2,193
Service Class	$281	$882	$1,510	$3,197

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 125% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2012, the Index included companies with capitalizations between $216.3 million and $45.0 billion. The average capitalization of the companies comprising the Index was approximately $6.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	169

transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the

Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the basic materials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 38.37%. The Index’s highest September to September volatility rate during the five-year period was 60.92% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 0.45%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have

170	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	171

investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally,

active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 40.83%;

Worst Quarter (ended 12/31/2008): -52.51%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 7.44%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-26.38%	-3.01%	3.36%
– After Taxes on Distributions	-26.38%	-3.06%	3.28%
– After Taxes on Distributions and Sale of Shares	-17.15%	-2.53%	2.91%
Service Class Shares	-27.12%	-3.98%	2.38%	09/04/01
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. Basic Materials SM Index#	-14.72%	3.97%	7.75%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the

172	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX

historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	173

Important Information About the Fund

The Biotechnology UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. BiotechnologySM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.25%	1.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.00%	3.00%
Fee Waivers/Reimbursements*	-0.22%	-0.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$606	$1,057	$2,310
Service Class	$281	$907	$1,558	$3,302

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 37% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2012, the Index included companies with capitalizations between $745.5 million and $64.9 billion. The average capitalization of the companies comprising the Index was approximately $11.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSBT.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

174	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on

September 30, 2012, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks  — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 23.84%. The Index’s highest September to September volatility rate during the five-year period was 32.62% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 11.01%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	175

176	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 35.09%;

Worst Quarter (ended 6/30/2002): -43.77%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 66.66%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	8.49%	2.27%	1.25%
– After Taxes on Distributions	8.49%	2.27%	1.25%
– After Taxes on Distributions and Sale of Shares	5.52%	1.94%	1.07%
Service Class Shares	7.44%	1.28%	0.25%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. BiotechnologySM Index#	8.56%	4.87%	4.54%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	177

178	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

Important Information About the Fund

The Consumer Goods UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.98%	1.98%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.73%	3.73%
Fee Waivers/Reimbursements*	-0.95%	-0.95%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$757	$1,360	$2,991
Service Class	$281	$1,053	$1,845	$3,915

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 449% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2012, the Index included companies with capitalizations between $781.1 million and $191.0 billion. The average capitalization of the companies comprising the Index was approximately $13.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	179

ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the

Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the consumer goods industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

180	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 19.37%. The Index’s highest September to September volatility rate during the five -year period was 30.92% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 5.98%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  —  Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	181

instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 21.11%;

Worst Quarter (ended 12/31/2008): -28.79%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 14.51%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	9.28%	3.05%	5.33%
– After Taxes on Distributions	9.28%	2.96%	5.21%
– After Taxes on Distributions and Sale of Shares	6.03%	2.58%	4.61%
Service Class Shares	8.19%	2.03%	4.28%	01/30/04
S&P 500®#	2.11%	-0.25%	3.43%
Dow Jones U.S. Consumer Goods SM Index#	8.80%	5.58%	7.21%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the

182	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	183

Important Information About the Fund

The Consumer Services UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.47%	1.47%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.22%	3.22%
Fee Waivers/Reimbursements*	-0.44%	-0.44%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in The Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$652	$1,150	$2,520
Service Class	$281	$951	$1,645	$3,492

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 232% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2012, the Index included companies with capitalizations between $469.1 million and $124.0 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

184	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the consumer services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective —  form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	185

of consumer products. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 25.27%. The Index’s highest September to September volatility rate during the five -year period was 39.63% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 6.70%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial

186	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX

instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 27.01%;

Worst Quarter (ended 12/31/2008): -31.52%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 33.19%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	6.52%	-1.84%	1.01%
– After Taxes on Distributions	6.52%	-1.90%	0.81%
– After Taxes on Distributions and Sale of Shares	4.24%	-1.57%	0.77%
Service Class Shares	5.48%	-2.78%	0.06%	01/30/04
S&P 500®#	2.11%	-0.25%	3.43%
Dow Jones U.S. Consumer Services SM Index#	7.14%	2.61%	4.42%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	187

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

188	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

Important Information About the Fund

The Financials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.38%	1.38%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.13%	3.13%
Fee Waivers/Reimbursements*	-0.35%	-0.35%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$633	$1,112	$2,435
Service Class	$281	$933	$1,610	$3,415

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 123% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2012, the Index included companies with capitalizations between $669.7 million and $169.6 billion. The average capitalization of the companies comprising the Index was approximately $9.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	189
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated

190	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 44.92%. The Index’s highest September to September volatility rate during the five-year period was 75.59% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -9.77%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds - Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	191

timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 40.76%;

Worst Quarter (ended 12/31/2008): -51.16%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 29.55%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-23.69%	-28.67%	-11.43%
– After Taxes on Distributions	-23.69%	-28.75%	-11.50%
– After Taxes on Distributions and Sale of Shares	-15.40%	-21.00%	-8.63%
Service Class Shares	-24.45%	-29.38%	-12.29%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. FinancialsSM Index#	-12.84%	-14.01%	-2.39%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

192	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	193

Important Information About the Fund

The Health Care UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half (1.5x) times the daily performance of Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.47%	1.47%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.22%	3.22%
Fee Waivers/Reimbursements*	-0.44%	-0.44%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$652	$1,150	$2,520
Service Class	$281	$951	$1,645	$3,492

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 253% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30, 2012, the Index included companies with capitalizations between $745.5 million and $189.9 billion. The average capitalization of the companies comprising the Index was approximately $14.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

194	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the health care industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	195

on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 20.24%. The Index’s highest September to September volatility rate during the five -year period was 32.12% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 5.71%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which

196	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX

could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	197

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 15.74%;

Worst Quarter (ended 6/30/2002): -25.97%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 29.13%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	14.02%	0.54%	-0.42%
– After Taxes on Distributions	14.02%	0.49%	-0.46%
– After Taxes on Distributions and Sale of Shares	9.11%	0.45%	-0.36%
Service Class Shares	12.87%	-0.43%	-1.37%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. Health CareSM Index#	11.75%	3.52%	3.13%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service

Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

198	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

Important Information About the Fund

The Industrials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half (1.5x) times the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.09%	2.09%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.84%	3.84%
Fee Waivers/Reimbursements*	-1.06%	-1.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$780	$1,405	$3,090
Service Class	$281	$1,075	$1,888	$4,004

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 285% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies, among others, include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 30, 2012, the Index included companies with capitalizations between $550.5 million and $239.7 billion. The average capitalization of the companies comprising the Index was approximately $7.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	199
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the industrials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

200	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 28.80%. The Index’s highest September to September volatility rate during the five-year period was 45.14% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 0.73%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	201

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Industrial Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 32.17%;

Worst Quarter (ended 12/31/2008): -37.88%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 16.77%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	-6.27%	-4.19%	1.49%
– After Taxes on Distributions	-6.27%	-4.25%	1.43%
– After Taxes on Distributions and Sale of Shares	-4.08%	-3.50%	1.28%
Service Class Shares	-7.21%	-5.14%	0.47%	01/30/04
S&P 500®#	2.11%	-0.25%	3.43%
Dow Jones U.S. IndustrialsSM Index#	-0.79%	1.59%	5.18%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

202	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	203

Important Information About the Fund

The Internet UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones Internet CompositeSM Index (the “Index”)for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%	2.89%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$583	$1,011	$2,203
Service Class	$281	$884	$1,514	$3,206

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 24% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the internet. As of September 30, 2012, the Index included companies with capitalizations between $390.3 million and $5.0 billion. The average capitalization of the companies comprising the Index was approximately $1.1 billion. The Index is published under the Bloomberg ticker symbol “DJINET.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

204	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	205

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 31.50%. The Index’s highest September to September volatility rate during the five -year period was 47.05% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 8.51%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

206	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Internet Industry Risk — The Fund is subject to risks faced by companies in the Internet economic sector to the same extent as the Index is so concentrated, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com

Annual Returns of Investor Class Shares

as of December 31 each year

Best Quarter (ended 12/31/2002): 62.37%;

Worst Quarter (ended 6/30/2002): -46.83%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 24.94%.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	207

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-12.68%	5.08%	5.56%
– After Taxes on Distributions	-12.68%	4.93%	5.46%
– After Taxes on Distributions and Sale of Shares	-8.24%	4.33%	4.85%
Service Class Shares	-13.55%	4.05%	4.57%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones Internet Composite SM Index#	-5.13%	8.10%	8.68%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

208 ::	Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

Important Information About the Fund

The Mobile Telecommunications UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Mobile TelecommunicationsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.19%	2.19%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.94%	3.94%
Fee Waivers/Reimbursements*	-1.16%	-1.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$800	$1,446	$3,179
Service Class	$281	$1,095	$1,927	$4,083

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 507% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include, among others, providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2012, the Index included companies with capitalizations between $1.3 billion and $18 billion. The average capitalization of the companies comprising the Index was approximately $8 billion. The Index is published under the Bloomberg ticker symbol “DJUSWC.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	209

transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the mobile telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal

210 ::	Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 46.75%. The Index’s highest September to September volatility rate during the five-year period was 78.01% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -14.92%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	211

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer of counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares

as of December 31 each year

Best Quarter (ended 6/30/2008): 50.17%;

Worst Quarter (ended 12/31/2008): -70.81%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 69.06%.

212	:: Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-20.31%	-36.00%	-24.09%
– After Taxes on Distributions	-20.31%	-36.00%	-24.12%
– After Taxes on Distributions and Sale of Shares	-13.20%	-24.73%	-14.65%
Service Class Shares	-21.24%	-36.61%	-24.86%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. Mobile Telecommunications SM Index#	-11.00%	-19.42%	-10.28%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	213

Important Information About the Fund

The Oil & Gas UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.08%	1.08%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%	2.83%
Fee Waivers/Reimbursements*	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$571	$986	$2,144
Service Class	$281	$872	$1,489	$3,153

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 10% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of September 30, 2012, the Index included companies with capitalizations between $823.2 million and $422.1 billion. The average capitalization of the companies comprising the Index was approximately $17.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

214	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the oil and gas industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	215

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 35.63%. The Index’s highest September to September volatility rate during the five-year period was 58.03% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

216	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk —  n exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with two broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares

as of December 31 each year

Best Quarter (ended 12/31/2010): 32.20%;

Worst Quarter (ended 12/31/2008): -38.33%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 8.75%.

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	217

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	0.18%	-0.84%	9.88%
– After Taxes on Distributions	0.18%	-1.02%	9.70%
– After Taxes on Distributions and Sale of Shares	0.12%	-0.78%	8.73%
Service Class Shares	-0.83%	-1.83%	8.81%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. Oil & Gas SM Index#	4.11%	4.82%	11.61%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

218	:: Oil Equipment, Services & Distribution UltraSector ProFund ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX

Important Information About the Fund

The Oil Equipment, Services & Distribution UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Oil Equipment, Services & DistributionSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.20%	1.20%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%	2.95%
Fee Waivers/Reimbursements*	-0.17%	-0.17%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$596	$1,036	$2,261
Service Class	$281	$897	$1,538	$3,259

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 88% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include, among others, suppliers of equipment and services for oil field or platform users. As of September 30, 2012, the Index included companies with capitalizations between $1.0 billion and $95.9 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSOQ.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ProFund ::	219

return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the

Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the oil equipment, services and distribution industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

220	:: Oil Equipment, Services & Distribution UltraSector ProFund ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 44.77%. The Index’s highest September to September volatility rate during the five-year period was 73.27% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -3.41%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds –Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ProFund ::	221

to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Oil Equipment, Services and Distribution Industry Risk  — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 48.96%;

Worst Quarter (ended 12/31/2008): -67.61%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 4.99%.

222	:: Oil Equipment, Services & Distribution UltraSector ProFund ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/05/06
– Before Taxes	-17.12%	-7.10%	-7.99%
– After Taxes on Distributions	-17.12%	-7.22%	-8.11%
– After Taxes on Distributions and Sale of Shares	-11.13%	-5.92%	-6.60%
Service Class Shares	-17.92%	-8.00%	-8.89%	06/05/06
S&P 500®#	2.11%	-0.25%	2.04%
Dow Jones U.S. Oil Equipment, Services & DistributionSM Index#	-6.99%	2.41%	1.48%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	223

Important Information About the Fund

The Pharmaceuticals UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.29%	1.29%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.04%	3.04%
Fee Waivers/Reimbursements*	-0.26%	-0.26%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$615	$1,074	$2,348
Service Class	$281	$915	$1,574	$3,337

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 236% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2012, the Index included companies with capitalizations between $1.1 billion and $189.9 billion. The average capitalization of the companies comprising the Index was approximately $33.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSPR.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

224	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	225

combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks  — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 20.02%. The Index’s highest September to September volatility rate during the five-year period was 32.49% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 6.30%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure(i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on

226	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2011): 18.51%

Worst Quarter (ended 6/30/2002): -27.70%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 21.27%.

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	227

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/28/00
– Before Taxes	24.68%	1.74%	-3.58%
– After Taxes on Distributions	24.64%	1.55%	-3.70%
– After Taxes on Distributions and Sale of Shares	16.08%	1.46%	-2.97%
Service Class Shares	23.36%	0.69%	-4.48%	06/28/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. PharmaceuticalsSM Index#	18.64%	4.29%	1.04%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

228	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX

Important Information About the Fund

The Precious Metals UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.02%	1.02%

Total Annual Fund Operating Expenses*	1.77%	2.77%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$557	$959	$2,084
Service Class	$280	$859	$1,464	$3,099

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted, market-capitalization weighted index. As of September 30, 2012, the Index included companies with capitalizations between $295.1 million and $41.7 billion. The average capitalization of the companies comprising the Index was approximately $14.8 billion. The Index is published under the Bloomberg ticker symbol “DJGSP.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	229
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective —a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no

230	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX

dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 46.02%. The Index’s highest September to September volatility rate during the five- year period was 75.45% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 2.44%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds – Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	231

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector to the same extent as the Index is so concentrated, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

232	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2007): 38.50%;

Worst Quarter (ended 9/30/2008): -46.49%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -2.32%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/03/02
– Before Taxes	-29.33%	-1.98%	2.77%
– After Taxes on Distributions	-29.33%	-2.62%	2.22%
– After Taxes on Distributions and Sale of Shares	-19.07%	-1.99%	2.10%
Service Class Shares	-30.05%	-2.95%	1.78%	06/03/02
S&P 500®#	2.11%	-0.25%	4.05%
Dow Jones Precious MetalsSM Index#+	-17.35%	6.61%	8.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Prior to June 19, 2004, the Fund’s Index was the Philadelphia Stock Exchange Gold & Silver Index. This Index measured the performance of the gold and silver mining industry of the global equity market. Component companies included companies involved in the mining and production of gold, silver, and other precious metals, precious stones, and pearls. The Philadelphia Stock Exchange Gold and Silver Index represents performance from June 3, 2002 to June 18, 2004 and the Dow Jones Precious Metals Index represents performance from June 19, 2004 to December 31, 2011.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	233

Important Information About the Fund

The Real Estate UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.07%	1.07%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.82%	2.82%
Fee Waivers/Reimbursements*	-0.04%	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$569	$981	$2,134
Service Class	$281	$870	$1,485	$3,144

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 137% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies and real estate investment trusts (“REITS”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2012, the Index included companies with capitalizations between $798.7 million and $46.0 billion. The average capitalization of the companies comprising the Index was approximately $6.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period

234	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX

ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	235

performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 48.53%. The Index’s highest September to September volatility rate during the five-year period was 89.75% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 1.46%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely

236	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX

payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compare to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 49.37%;

Worst Quarter (ended 12/31/2008): -59.94%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 23.39%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	3.99%	-16.02%	2.93%
– After Taxes on Distributions	3.92%	-16.32%	1.92%
– After Taxes on Distributions and Sale of Shares	2.60%	-12.89%	1.96%
Service Class Shares	2.98%	-16.85%	1.93%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. Real EstateSM Index#	6.05%	-2.88%	9.09%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	237

Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

238	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

Important Information About the Fund

The Semiconductor UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. SemiconductorsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.57%	1.57%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.32%	3.32%
Fee Waivers/Reimbursements*	-0.54%	-0.54%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$673	$1,191	$2,614
Service Class	$281	$971	$1,685	$3,576

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 397% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of September 30, 2012, the Index included companies with capitalizations between $710.6 million and $113.4 billion. The average capitalization of the companies comprising the Index was approximately $7.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	239
•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

240	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 33.72%. The Index’s highest September to September volatility rate during the five-year period was 50.62% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was -3.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	241

timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductors industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.

This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com

242	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 38.27%;

Worst Quarter (ended 6/30/2002): -51.44%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -6.87%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-8.85%	-5.09%	-9.89%
– After Taxes on Distributions	-8.90%	-5.13%	-9.91%
– After Taxes on Distributions and Sale of Shares	-5.68%	-4.25%	-7.67%
Service Class Shares	-9.68%	-6.02%	-10.78%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. SemiconductorsSM Index#	-2.72%	0.64%	-1.76%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	243

Important Information About the Fund

The Technology UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. TechnologySM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%	2.89%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$583	$1,011	$2,203
Service Class	$281	$884	$1,514	$3,206

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 111% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of September 30, 2012, the Index included companies with capitalizations between $710.6 million and $625.4 billion. The average capitalization of the companies comprising the Index was approximately $17.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

244 :: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills —– U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.
•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the technology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	245

factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 27.32%. The Index’s highest September to September volatility rate during the five-year period was 41.55% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 4.81%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds —  Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

246 :: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductors industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2002): 31.44%;

Worst Quarter (ended 6/30/2002): -39.34%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 27.87%.

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	247

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-3.95%	0.54%	-2.15%
– After Taxes on Distributions	-3.95%	0.53%	-2.16%
– After Taxes on Distributions and Sale of Shares	-2.57%	0.46%	-1.80%
Service Class Shares	-4.93%	-0.47%	-3.04%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. TechnologySM Index#	0.16%	4.15%	2.77%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

248	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

Important Information About the Fund

The Telecommunications UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S TelecommunicationsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.81%	1.81%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.56%	3.56%
Fee Waivers/Reimbursements*	-0.78%	-0.78%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$722	$1,291	$2,837
Service	$281	$1,019	$1,779	$3,776

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 208% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of September 30, 2012, the Index included companies with capitalizations between $1.1 billion and $217.4 billion. The average capitalization of the companies comprising the Index was approximately $29.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSTL.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	249

return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective —a form of leverage  — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

250	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2012 was 25.47%. The Index’s highest September to September volatility rate during the five-year period was 42.35% (September 30, 2009). The Index’s annualized performance for the five-year period ended September 30, 2012 was 1.14%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	251

timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2002): 55.02%;

Worst Quarter (ended 9/30/2002): -39.32%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 38.09%.

252	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	2.08%	-6.10%	-5.76%
– After Taxes on Distributions	1.69%	-7.54%	-6.60%
– After Taxes on Distributions and Sale of Shares	1.86%	-5.30%	-4.81%
Service Class Shares	1.13%	-7.01%	-6.66%	06/19/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. TelecommunicationsSM Index#	3.97%	-0.15%	0.84%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	253

Important Information About the Fund

The Utilities UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.12%	1.12%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%	2.87%
Fee Waivers/Reimbursements*	-0.09%	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$579	$1,003	$2,183
Service Class	$281	$880	$1,506	$3,189

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 328% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities and water utilities. As of September 30, 2012, the Index included companies with capitalizations between $781.7 million and $45.6 billion. The average capitalization of the companies comprising the Index was approximately $8.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

254	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on

September 30, 2012, the Index was concentrated in the utilities industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	255

Index. The chart below illustrates the impact of two principal factors — Index volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index rises.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	One and One-Half Times (1.5x) the One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -30% return on a yearly basis if the Index return were -20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -34.8% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 22.25%. The Index’s highest September to September volatility rate during the five -year period was 37.79% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 2.36%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds —  Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

256	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector to the same extent as the Index is so concentrated, including: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 28.31%;

Worst Quarter (ended 9/30/2002): -31.36%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 4.60%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				07/26/00
– Before Taxes	26.02%	-0.13%	4.78%
– After Taxes on Distributions	25.89%	-0.34%	4.48%
– After Taxes on Distributions and Sale of Shares	17.08%	-0.16%	4.05%
Service Class Shares	24.75%	-1.11%	3.74%	07/26/00
S&P 500®#	2.11%	-0.25%	2.92%
Dow Jones U.S. UtilitiesSM Index#	19.15%	3.50%	7.33%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	257

who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer Investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

258	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX

Important Information About the Fund

The Short Oil & Gas ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.25%	2.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.00%	4.00%
Fee Waivers/Reimbursements*	-1.22%	-1.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$813	$1,470	$3,232
Service Class	$281	$1,107	$1,950	$4,131

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of September 30, 2012, the Index included companies with capitalizations between $823.2 million and $422.1 billion. The average capitalization of the companies comprising the Index was approximately $17.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	259

to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the oil and gas industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

260	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 35.63%. The Index’s highest September to September volatility rate during the five -year period was 58.03% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 1.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions;

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	261

market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Oil Equipment, Services and Distribution Industry Risk  — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

262	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 26.74%;

Worst Quarter (ended 12/31/2011): -18.47%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -10.75%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/12/05
– Before Taxes	-14.44%	-16.01%	-15.03%
– After Taxes on Distributions	-14.44%	-16.48%	-16.03%
– After Taxes on Distributions and Sale of Shares	-9.39%	-12.88%	-11.90%
Service Class Shares	-15.25%	-16.82%	-15.84%	09/12/05
S&P 500®#	2.11%	-0.25%	2.35%
Dow Jones U.S. Oil & GasSM Index#	4.11%	4.82%	6.71%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	263

Important Information About the Fund

The Short Precious Metals ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.44%	1.44%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.19%	3.19%
Fee Waivers/Reimbursements*	-0.41%	-0.41%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$646	$1,137	$2,492
Service Class	$281	$945	$1,633	$3,466

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2012, the Index included companies with capitalizations between $295.1 million and $41.7 billion. The average capitalization of the companies comprising the Index was approximately $14.8 billion. The Index is published under the Bloomberg ticker symbol “DJGSP.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated

264 ::	Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2012, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.
Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	265

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 46.02%. The Index’s highest September to September volatility rate during the five -year period was 75.45% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 2.44%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or

266 ::	Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX

segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector to the same extent as the Index is so concentrated, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, such stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	267

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 33.99%;

Worst Quarter (ended 12/31/2008): -28.02%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -7.94%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/09/06
– Before Taxes	8.06%	-24.07%	-21.49%
– After Taxes on Distributions	8.06%	-24.60%	-22.00%
– After Taxes on Distributions and Sale of Shares	5.24%	-18.28%	-16.09%
Service Class Shares	7.22%	-24.78%	-22.23%	01/09/06
S&P 500®#	2.11%	-0.25%	1.70%
Dow Jones Precious MetalsSM Index#	-17.35%	6.61%	5.65%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

268	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX

Important Information About the Fund

The Short Real Estate ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls. Longer holding periods, higher index volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.62%	1.62%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.37%	3.37%
Fee Waivers/Reimbursements*	-0.59%	-0.59%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$683	$1,212	$2,661
Service Class	$281	$981	$1,705	$3,618

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies, and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2012, the Index included companies with capitalizations between $798.7 million and $46.0 billion. The average capitalization of the companies comprising the Index was approximately $6.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	269

(or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index, and may invest in securities or financial instruments not contained in the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money when the level of the Index is flat over time, and it is possible that the Fund will lose money over time even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on

September 30, 2012, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —  Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Index. For periods longer than a single day, the Fund will lose money when the level of the Index is flat and can even lose money when the level of the Index falls.

270	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Index’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 48.53%. The Index’s highest September to September volatility rate during the five -year period was 89.75% (September 30, 2009). The Index’s annualized performance for the five -year period ended September 30, 2012 was 1.46%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds  — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Index at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	271

developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Index is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares

as of December 31 each year

Best Quarter (ended 3/31/2009): 14.12%;

Worst Quarter (ended 6/30/2009): -33.75%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -16.93%.

272	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/12/05
– Before Taxes	-15.11%	-19.31%	-18.83%
– After Taxes on Distributions	-15.11%	-19.91%	-19.51%
– After Taxes on Distributions and Sale of Shares	-9.82%	-15.04%	-14.24%
Service Class Shares	-15.93%	-20.08%	-19.60%	09/12/05
S&P 500®#	2.11%	-0.25%	2.35%
Dow Jones U.S. Real EstateSM Index#	6.05%	-2.88%	2.52%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	273

Important Information About the Fund

The U.S. Government Plus ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (1.25x) the movement of the most recently issued 30 Year U.S. Treasury Bond (the “Long Bond”) for that period. For periods longer than a single day, the Fund will lose money when the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance rises. Longer holding periods, higher benchmark volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher benchmark volatility, the volatility of the Long Bond may affect the Fund’s return as much as or more than the return of the Long Bond.

The Fund is different from most funds in that it seeks leveraged returns relative to the Long Bond and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one -quarter times (1.25x) the daily price movement of the most recently issued Long Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.97%	0.97%

Total Annual Fund Operating Expenses*	1.47%	2.47%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.70% for Investor Class shares and 2.70% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$465	$803	$1,757
Service Class	$250	$770	$1,316	$2,806

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 7,056% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times (1.25x) the daily movement of the Long Bond.

The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

U.S. Government Debt Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Long Bond. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return

274	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securiti3es, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-quarter times (1.25x) the Long Bond. The Fund may gain exposure through a representative selection of securities, which exposure is intended to have aggregate characteristics similar to those of the Long Bond, and may invest in securities or financial instruments other than the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Long Bond is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (1.25x) the return of the Long Bond over the same period. The Fund will lose money when the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the the Long Bond’s performance rises, as a result of daily rebalancing, the Long Bond’s volatility and the effects of compounding. See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Long Bond has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-quarter times (1.25x) the Long Bond, a single day movement in the Long Bond approaching 80% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Long Bond subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Long Bond, even if the Long Bond maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher volatility, compounding will cause results for periods longer than a single day to vary from one and one-quarter times (1.25x) the movement of the Long Bond. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s volatility; b) the Long Bond’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of benchmark volatility and benchmark performance over a one-year period. Assumptions used in the

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	275

chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times (1.25x) the performance of the Long Bond. For periods longer than a single day, the Fund will lose money when the level of the Long Bond’s performance is flat and can even lose money when the Long Bond’s performance rises.

Estimated Fund Returns

Long Bond Performance		One Year Volatility Rate
One Year Long Bond	One and One-Quarter Times (1.25x) the One Year Long Bond	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The foregoing table is intended to isolate the effect of Long Bond volatility and Long Bond performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -25% return on a yearly basis if the Long Bond return were -20%, absent the effects of compounding. However, as the table shows, with Long Bond volatility of 50%, the Fund could be expected to return -27.2% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Long Bond’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 18.84%. The Long Bond’s highest September to September volatility rate during the five -year period was 23.60% (September 30, 2009). The Long Bond’s annualized performance for the five -year period ended September 30, 2012 was 11.56%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of benchmark volatility and benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Long Bond, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Long Bond, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Long Bond may prevent the Fund from achieving a high degree of correlation with the Long Bond. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Long Bond’s movements. Because of this, it is unlikely that the Fund will have perfect exposure (i.e., 1.25x) to the Long Bond at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Long Bond’s level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Long Bond, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Long Bond. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Long Bond. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Long Bond. Activities surrounding reconstitutions or other rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

276	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the benchmark is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 42.18%;

Worst Quarter (ended 3/31/2009): -17.24%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was 3.83%.

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	277

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	44.49%	11.49%	8.56%
– After Taxes on Distributions	44.37%	10.80%	7.34%
– After Taxes on Distributions and Sale of Shares	28.89%	9.56%	6.69%
Service Class Shares	43.21%	10.39%	7.47%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index#	34.26%	11.91%	9.36%
30-Year U.S. Treasury Bond#	35.31%	11.42%	9.28%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Long Bond.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.25x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

278 ::	Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

Important Information About the Fund

The Rising Rates Opportunity 10 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the movement of the most recently issued 10-Year U.S. Treasury Note (the “Note”) for that period. For periods longer than a single day, the Fund will lose money when the Note’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Note’s performance falls. Longer holding periods, higher benchmark volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher benchmark volatility, the volatility of the Note may affect the Fund’s return as much as or more than the return of the Note.

The Fund is different from most funds in that it seeks returns inverse to the Note and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily price movement of the Note. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.02%	1.02%

Total Annual Fund Operating Expenses*	1.77%	2.77%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$557	$959	$2,084
Service Class	$280	$859	$1,464	$3,099

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily movement of the Note.

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Note. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	279

Note. The Fund may gain inverse exposure through a representative selection of securities, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Note, and may invest in securities or financial instruments other than the Note. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Note without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Note is consistent with the Fund’s investment objective. The Note’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the price of the Note has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the price of the Note has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Note over the same period. The Fund will lose money when the Note’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Note’s performance falls, as a result of daily rebalancing, the Note’s volatility and the effects of compounding. See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Note has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Note reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Note’s performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the movement of the Note. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Note’s volatility; b) the Note’s performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) interest paid on the Note. The chart below illustrates the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of benchmark volatility and benchmark performance over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse of the performance (-1x) of the Note. For periods longer than a single day, the Fund will lose money when the level of the Note is flat and can even lose money when the level of the Note falls.

Estimated Fund Returns

Note Performance		One Year Volatility Rate
One Year Note	Inverse (-1x) of the One Year Note	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

280 ::	Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

The foregoing table is intended to isolate the effect of Note volatility and Note performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Note return were 20%, absent the effects of compounding. However, as the table shows, with Note volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks —  Correlation Risk” below.

The Note’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 9.56%. The Note’s highest September to September volatility rate during the five -year period was 12.43% (September 30, 2009). The Note’s annualized performance for the five -year period ended September 30, 2012 was 8.83%.

Historical volatility and performance are not indications of what the Note’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of benchmark volatility and benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Note, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Note, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Note may prevent the Fund from achieving a high degree of inverse correlation with the Note. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Note’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Note at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Note’s level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Note, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Note. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Note. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Note. Activities surrounding reconstitutions or other rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Note, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders will lose money when the Note rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	281

securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Note.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. As a fund seeking investment results that correspond to the inverse (-1x) of the Note, the Fund’s performance will generally decrease when market conditions cause the level of the Note to rise.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the benchmark is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price ower than the price at which it sold the security, plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security, plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 5.54%;

Worst Quarter (ended 12/31/2008): -14.45%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -5.81%.

282 ::	Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/10/05
– Before Taxes	-17.07%	-8.74%	-5.63%
– After Taxes on Distributions	-17.07%	-9.15%	-6.02%
– After Taxes on Distributions and Sale of Shares	-11.10%	-7.37%	-4.80%
Service Class Shares	-17.89%	-9.64%	-6.55%	01/10/05
Barclays Capital Composite U.S. Treasury Index#	10.16%	6.71%	5.53%
10-Year U.S. Treasury Note#	16.97%	8.86%	7.01%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index or Note.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	283

Important Information About the Fund

The Rising Rates Opportunity ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for that period. For periods longer than a single day, the Fund will lose money when the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance falls. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher benchmark volatility, the volatility of the Long Bond may affect the Fund’s return as much as or more than the return of the Long Bond.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Long Bond and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued Long Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%

Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses*	1.74%	2.74%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses , as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$177	$548	$944	$2,052
Service Class	$277	$850	$1,450	$3,070

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times the inverse (-1.25x) of the daily movement of the Long Bond.

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

284	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX
•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-quarter times the inverse (-1.25x) of the Long Bond. The Fund may gain inverse exposure through a representative selection of securities, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Long Bond, and may invest in securities or financial instruments other than the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Long Bond is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the one and one-quarter times the inverse (-1.25x) of the return of the Long Bond over the same period. The Fund will lose money when the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance falls, as a result of daily rebalancing, the Long Bond’s volatility and the effects of compounding. See “Principal Risks,” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Long Bond has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of one and one-quarter times the inverse (-1.25x) of the Long Bond, a single day movement in the Long Bond approaching 80% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Long Bond subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Long Bond, even if the Long Bond maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher volatility, compounding will cause results for periods longer than a single day to vary from one and one-quarter times the inverse (-1.25x) of the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s volatility; b) the Long Bond’s performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of benchmark volatility and benchmark performance over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the inverse (-1.25x) of the performance of the Long Bond.

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	285

For periods longer than a single day, the Fund will lose money when the Long Bond’s performance is flat and can even lose money when the Long Bond’s performance falls.

Estimated Fund Returns

Long Bond Performance		One Year Volatility Rate
One Year Long Bond	One and One-Quarter Times the Inverse (-1.25x) of the One Year Long Bond	10%	25%	50%	75%	100%

-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%

-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%

-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%

-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%

-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%

-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%

0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%

10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%

20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%

30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%

40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%

50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%

60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The foregoing table is intended to isolate the effect of Long Bond volatility and Long Bond performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -25% return on a yearly basis if the Long Bond return were 20%, absent the effects of compounding. However, as the table shows, with Long Bond volatility of 50%, the Fund could be expected to return -44.0% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks  — Correlation Risk” below.

The Long Bond’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 18.84%. The Long Bond’s highest September to September volatility rate during the five -year period was 23.60% (September 30, 2009). The Long Bond’s annualized performance for the five -year period ended September 30, 2012 was 11.56%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of benchmark volatility and benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Long Bond, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Long Bond, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Long Bond may prevent the Fund from achieving a high degree of inverse correlation with the Long Bond. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Long Bond’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1.25x) to the Long Bond at the end of each day and the likelihood of being materially over- or under- exposed is higher on days when the Long Bond’s level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Long Bond, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Long Bond. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Long Bond. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Long Bond. Activities surrounding reconstitutions or other rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may

286	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX

cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to one and one-quarter times the inverse (-1.25%) of the Long Bond, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders will lose money when the Long Bond rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. As a fund seeking investment results that correspond to one and one-quarter times the inverse (-1.25x) of the Long Bond, the Fund’s performance will generally decrease when market conditions cause the level of the Long Bond to rise.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the benchmark is comprised of a small number of securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security, plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security, plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology if it had been priced using market quotations. Portfolio securities

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	287

that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 15.47%;

Worst Quarter (ended 12/31/2008): -32.56%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -8.46%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-37.45%	-16.18%	-11.80%
– After Taxes on Distributions	-37.45%	-16.45%	-12.22%
– After Taxes on Distributions and Sale of Shares	-24.34%	-12.94%	-9.05%
Service Class Shares	-38.04%	-17.02%	-12.64%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index#	34.26%	11.91%	9.36%
30-Year U.S. Treasury Bond#	35.31%	11.42%	9.28%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Long Bond.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -1.25x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

288 ::	Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Investment Objective

The Falling U.S. Dollar ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index (the “Index”). The Index measures the performance of the U.S. Dollar against the performance of a basket of six major world currencies (the “Benchmark”). These currencies and their weightings are: euro 57.6%; Japanese yen 13.6%; British pound 11.9%; Canadian dollar 9.1%; Swedish krona 4.2% and Swiss franc 3.6%. Accordingly, as the value of the U.S. Dollar depreciates versus the Benchmark, the performance of the Fund increases. As the value of the U.S. Dollar appreciates versus the Benchmark, the performance of the Fund declines. The Fund does not normally provide investment returns that match the inverse of the Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.31%	1.31%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.06%	3.06%
Fee Waivers/Reimbursements*	-0.28%	-0.28%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$619	$1,083	$2,367
Service Class	$281	$919	$1,582	$3,354

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Benchmark.

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives to gain exposure to the Benchmark. These derivatives principally include:

•

Forward Contracts  — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles; including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Benchmark. The Fund may gain exposure through a representative selection of securities, which exposure is intended to have aggregate characteristics similar to those of the Benchmark, and may invest in securities or financial instruments not contained in the Benchmark. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or currency, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Benchmark without regard to market conditions, trends or direction.

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	289

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Benchmark, include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure, or its weighting of investments may not yield complete investment exposure, to the Benchmark. In addition, the Fund may invest in securities or financial instruments with different characteristics than those in the Benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Benchmark. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

290 ::	Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Benchmark is comprised of a small number of components.

Portfolio Turnover Risk — The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986. The Fund currently intends to take positions in financial instruments, including forward currency contracts that, in combination, have daily return characteristics similar to those of the Benchmark. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2010): 8.89%;

Worst Quarter (ended 9/30/2008): -8.25%.

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -0.83%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/17/05
– Before Taxes	-2.50%	0.58%	0.57%
– After Taxes on Distributions	-2.50%	-0.19%	-0.22%
– After Taxes on Distributions and Sale of Shares	-1.63%	0.15%	0.10%
Service Class Shares	-3.49%	-0.43%	-0.43%	02/17/05
S&P 500®#	2.11%	-0.25%	2.79%
U.S. Dollar Index+	1.52%	-0.83%	-0.57%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since December 2009.

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	291

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

292 ::	Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

Important Information About the Fund

The Rising U.S. Dollar ProFund (the “Fund”) is different from most funds in that it seeks returns for a single day only. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily. Longer holding periods and higher benchmark volatility each exacerbate the impact of compounding on a fund’s returns.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the basket of currencies included in the U.S. Dollar Index (the “Index”). The Index measures the performance of the U.S. Dollar against the performance of a basket of six major world currencies (the “Benchmark”). These currencies and their weightings are: euro 57.6%; Japanese yen 13.6%; British pound 11.9%; Canadian dollar 9.1%; Swedish krona 4.2% and Swiss franc 3.6%. Accordingly, as the value of the U.S. Dollar appreciates versus the Benchmark, the performance of the Fund increases. As the value of the U.S. Dollar depreciates versus the Benchmark, the performance of the Fund declines. The Fund does not normally provide investment returns that match the Index, nor does it seek to achieve its stated investment objective over a period greater than one day

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Annual Fund Operating Expenses*	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Benchmark.

The types of derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives to gain inverse exposure to the Benchmark. These derivatives principally include:

•

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	293

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the inverse (-1x) of the performance of the Benchmark. The Fund may gain inverse exposure through a representative selection of investments, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Benchmark, and may invest in securities or financial instruments not contained in the Benchmark. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or currency, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Benchmark without regard to market conditions, trends or direction.

At the close of the U.S. securities markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Benchmark is consistent with the Fund’s investment objective. The U.S. Dollar’s movements during the day in relation to the Benchmark will affect whether the Fund’s portfolio needs to be repositioned. For example, if the U.S. Dollar has risen in relation to the Benchmark on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased. Conversely, if the U.S. Dollar has fallen in relation to the Benchmark on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s return compounded over the period, which will very likely differ from the return of the Benchmark over the same period. The Fund will lose money when the Benchmark’s performance is flat over time, and it is possible the Fund will lose money over time even if the Benchmark’s performance falls, as a result of daily rebalancing, Benchmark volatility and the effects of compounding. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the inverse of the Benchmark’s performance, before accounting for fees and fund expenses. Compounding affects all investments, but has a significant impact on this fund. Particularly during periods of higher Benchmark volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the return of the Benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Benchmark’s volatility; b) the Benchmark’s performance; c) period of time; d) financing rates associated with inverse exposure; and e) other Fund expenses. The chart below illustrates the impact of two principal factors — Benchmark volatility and Benchmark performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Benchmark volatility and Benchmark performance over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than that shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Benchmark. For periods longer than a single day, the Fund will lose money when the Benchmark’s performance is flat and can even lose money when the Benchmark’s performance falls.

Estimated Fund Returns

Benchmark Performance		One Year Volatility Rate
One Year Benchmark Return	Inverse (-1x) of the Benchmark Return	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Benchmark volatility and Benchmark performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Benchmark return were 20%, absent the effects of compounding. However, as the table shows, with Benchmark volatility of 50%, the Fund could be expected to

294 ::	Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

return -35.1% under such a scenario. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in “Principal Risks  — Correlation Risk” below.

The Benchmark’s annualized historical volatility rate for the five -year period ended September 30, 2012 was 9.44%. The Benchmark’s highest September to September volatility rate during the five -year period was 12.95% (September 30, 2009). The Benchmark’s annualized performance for the five -year period ended September 30, 2012 was 0.56%.

Historical Benchmark volatility and performance are not indications of what the Benchmark volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of Benchmark volatility and Benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Benchmark, and there can be no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of inverse correlation with the Benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Benchmark may prevent the Fund from achieving a high degree of correlation with the Benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Benchmark’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Benchmark at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when the Benchmark level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Benchmark, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure, or its weighting of investments may not yield complete investment exposure, to the

Benchmark. In addition, the Fund may invest in securities or financial instruments with different characteristics than those in the Benchmark. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Benchmark. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund. While the realization of certain of these risks may benefit the Fund because the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	295

related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that gain value when the U.S. dollar strengthens, such occurrences may introduce more volatility to the Fund.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Benchmark rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. The risk may be particularly acute when the Benchmark is comprised of a small number of components.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986. The Fund currently intends to take positions in financial instruments, including forward currency contracts that, in combination, have daily return characteristics similar to those of the inverse of the Benchmark’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 8.99%;

Worst Quarter (ended 9/30/2010): -9.42%.

296 ::	Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

The year-to-date return as of the most recent quarter, which ended September 30, 2012, was -2.26%.

Average Annual Total Returns

as of December 31, 2011

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/17/05
– Before Taxes	-1.77%	-2.35%	-0.78%
– After Taxes on Distributions	-1.77%	-2.56%	-1.19%
– After Taxes on Distributions and Sale of Shares	-1.15%	-2.09%	-0.87%
Service Class Shares	-2.71%	-3.30%	-1.74%	02/17/05
S&P 500®#	2.11%	-0.25%	2.79%
U.S. Dollar Index+	1.52%	-0.83%	-0.57%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

297

Investment Objectives,

Principal Investment Strategies and

Related Risks

298	:: Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional details about the ProFunds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

Each ProFund offered herein (“ProFund(s)” or “Fund(s)”) is a series of ProFunds Trust (the “Trust”) and, except for the Classic ProFunds and Falling U.S. Dollar ProFund, is “geared” in the sense that each is designed to seek daily investment results that, before fees and expenses, correspond to the inverse (-1x), a multiple (i.e., 1.25x, 1.5x or 2x) or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security (each such index or security, a “benchmark”). Specifically, the Ultra ProFunds seek to provide daily investment results, before fees and expenses, that correspond to a multiple (1.5x or 2x) of the daily performance of its benchmark. The Inverse ProFunds seek to provide daily investment results, before fees and expenses, that correspond to the inverse (-1x) or an inverse multiple (-2x) of the daily performance of its benchmark. The Non-Equity ProFunds, except for Falling U.S. Dollar ProFund, seek to provide daily investment results, before fees and expenses, that correspond to a multiple (1.25x), the inverse (-1x) or an inverse multiple (-1.25x) of the daily performance of its benchmark. Each Fund, except for the Classic ProFunds and the Falling U.S. Dollar ProFund, does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Classic ProFunds and Falling U.S. Dollar ProFund seek investment results that, before fees and expenses, correspond to the daily performance of a benchmark. These Funds seek to achieve their stated investment objective both on a single day and over time.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. In addition, each Fund may substitute a different index or security for its current benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance, inverse performance, or multiple thereof, as applicable, of its benchmark. The Funds employ various investment techniques that ProFund Advisors believes should, in the aggregate, simulate the movement, inverse, or multiple thereof, as applicable, of their respective benchmarks.

The investment techniques utilized to simulate the movement of each applicable benchmark are intended to seek to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the benchmark or the inverse of the benchmark or multiple thereof, as applicable. For example, a Fund may gain exposure to only a representative sample of the securities in a benchmark, which exposure is intended to have aggregate characteristics similar to those of the benchmark. In addition, a Fund may obtain exposure to components not included in the benchmark or overweight or underweight certain components contained in the benchmark.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Funds. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its benchmark without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the U.S. securities markets each trading day, each Fund (except for the Classic ProFunds and Falling U.S. Dollar ProFund) will seek to position its portfolio so that such Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The benchmark’s movements during the day will determine whether a Fund’s portfolio needs to be repositioned.

For example, if the benchmark has risen on a given day, net assets of an Ultra ProFund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the benchmark has fallen on a given day, net assets of an Ultra ProFund should fall. As a result, the Fund’s exposure will need to be decreased. Similarly, if the benchmark has risen on a given day, net assets of an Inverse ProFund should fall. As a result, the Fund’s short exposure will need to be decreased. Conversely, if the benchmark has fallen on a given day, net assets of an Inverse ProFund should rise. As a result, the Fund’s short exposure will need to be increased.

Principal Investment Strategies Specific to the Classic ProFunds

As described in its Summary Prospectus, each Classic ProFund invests in, as a principal investment strategy, equity securities, depositary receipts and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of its benchmark. The following strategies are applicable to the Classic ProFunds as set forth below:

>	Equity Securities — Each Classic ProFund invests in common stock issued by public companies.

>	Depositary Receipts — Europe 30 ProFund may, as a principal investment strategy, invest in depositary receipts which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — Each Classic ProFund (other than Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund) invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Classic ProFund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to its benchmark. These derivatives may include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

Investment Objectives, Principal Investment Strategies and Related Risks ::	299

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>

Money Market Instruments — Each of the Bull ProFund, Mid-Cap ProFund, Small-Cap ProFund and NASDAQ-100 ProFund invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

All Classic ProFunds (except Bull ProFund) are subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”)), and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in securities contained in the benchmark and/or investments that, in combination, should have similar economic characteristics.

Principal Investment Strategies Specific to the Ultra ProFunds

As described in its Summary Prospectus, each Ultra ProFund invests in, as a principal investment strategy, equity securities, depositary receipts and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) or two times (2x) the daily return of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following principal investment strategies are applicable to the Ultra ProFunds as set forth below:

>	Equity Securities — Each Ultra ProFund (other than UltraInternational ProFund, UltraJapan ProFund and Precious Metals UltraSector ProFund) invests in common stock issued by public companies.

>

Depositary Receipts — UltraEmerging Markets ProFund, Ultra Latin America ProFund and UltraChina ProFund may, as a principal investment strategy, invest in depositary receipts which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
>

Derivatives — Each Ultra ProFund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. An Ultra ProFund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to its benchmark. These derivatives may include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — Each of the Ultra ProFunds invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

All Ultra ProFunds (except UltraBull ProFund and UltraInternational ProFund) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in securities contained in the benchmark and/or investments that, in combination, should have economic characteristics similar to a multiple of the daily return of its benchmark.

Principal Investment Strategies Specific to the Inverse ProFunds

As described in its Summary Prospectus, each Inverse ProFund invests in, as a principal investment strategy, derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) or an inverse multiple (-2x) of the daily return of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following principal investment strategies are applicable to the Inverse ProFunds as set forth below:

>

Derivatives — Each Inverse ProFund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. An Inverse ProFund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse or inverse leveraged exposure to its benchmark. These derivatives may include:

•	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period

300	:: Investment Objectives, Principal Investment Strategies and Related Risks

ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Inverse ProFunds invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

All Inverse ProFunds (except Bear ProFund, UltraBear ProFund and UltraShort International ProFund) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in investments that, in combination, should have economic characteristics similar to the inverse or inverse multiple of the daily return of its benchmark, as applicable.

Principal Investment Strategies Specific to the Non-Equity ProFunds

As described in its Summary Prospectus, each Non-Equity ProFund invests in, as a principal investment strategy, U.S. Government securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as its benchmark, a multiple (1.25x) of its benchmark, or the inverse (-1x) or an inverse multiple (-1.25x) of the daily return of its benchmark. Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following principal investment strategies are applicable to the Non-Equity ProFunds as set forth below:

>

U.S. Government Debt Securities (U.S. Government Plus ProFund) — Securities issued by the U.S. government or by one of its agencies or instrumentalities, including U.S. Treasury Securities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

>	Derivatives — Each Non-Equity ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing in or shorting debt or other assets in order to gain exposure, leveraged exposure or inverse leveraged exposure to the underlying index or security. These derivatives may include:

•

Swap Agreements — (U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund) Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Forward Contracts (Falling U.S. Dollar ProFund and Rising U.S. Dollar ProFund) — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — Each Non-Equity ProFund invests in short-term cash instruments that have a remaining maturity 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

All Non-Equity ProFunds (except Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) are subject to the SEC “names rule”, and each such Fund (other than Falling U.S. Dollar ProFund) commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in debt securities and investments contained in its benchmark and/or other investments that, in combination, should have economic characteristics similar to the return of, a multiple of the daily return of, or an inverse multiple of the daily return of its benchmark.

Principal Risks Specific to ProFunds

Like all investments, investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment

Investment Objectives, Principal Investment Strategies and Related Risks ::	301

strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

Risks Associated with the Use of Derivatives

(All ProFunds except Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund)

Each Fund uses investment techniques, such as investing in derivatives (including investing in swap agreements, futures contracts, options on futures contracts, securities and indexes, forward contracts and similar instruments), that may be considered aggressive. When a Fund uses derivatives, there may be imperfect correlation between the value of the derivative, which may prevent the Fund from achieving its investment objective. The use of derivatives and aggressive investment techniques also expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s benchmark), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risks that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired.

Moreover, with respect to the use of swap agreements, if a benchmark has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the benchmark reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Leverage Risk

(All ProFunds except Classic ProFunds, Bear ProFund, Short Small-Cap ProFund, Short NASDAQ-100 ProFund, Short Oil & Gas ProFund, Short Precious Metals ProFund, Short Real Estate ProFund, Rising Rates Opportunity 10 ProFund and Rising U.S. Dollar ProFund)

The Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ leverage. Because certain Funds include either a -2x or 2x multiplier, a 1.5x multiplier or a -1.25x or 1.25x multiplier, a single day adverse price movement of more than 50%, 67% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor’s investment.

Correlation Risk (All ProFunds)

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its benchmark, or, with respect to equity funds, its weighting of investment exposure to such securities or industries may be different from that of the benchmark. In addition, a Fund may invest in securities or financial instruments not included in the benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding index reconstitutions or other rebalancing events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund (other than the Classic ProFunds and Falling U.S. Dollar ProFund) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its daily investment objective.

Compounding Risk

(All ProFunds except Classic ProFunds and Falling U.S. Dollar ProFund)

Some Funds are “geared” funds in the sense that each has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day. These Funds are subject to all of the correlation risks described above. In addition, because the Funds have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a Fund to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the Fund objective, as applicable, before accounting for fees and fund expenses. As explained in greater detail in the following section, as a result of compounding, geared Funds are unlikely to provide a simple multiple (e.g., -1x, 2x, or -2x) of a benchmark’s return over periods longer than a single day.

Understanding Long-Term Performance of Daily Objective Geared Funds — the Impact of Compounding

ProFunds (other than Classic ProFunds and Falling U.S. Dollar ProFund) are designed to provide leveraged (e.g., 1.25x, 1.5x or 2x), inverse (e.g., -1x) or inverse leveraged (e.g., -1.25x or -2x) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., 2x, 1.5x, 1.25x, -1x, -1.25x, -2x) of a benchmark’s performance over periods longer than one day.

•	Why?

The hypothetical examples below illustrates how daily geared fund returns can behave for periods longer than a single day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (2x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than double

302	:: Investment Objectives, Principal Investment Strategies and Related Risks

that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.8% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than two times (2x) the index’s return.

	INDEX XYZ		FUND XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher benchmark volatility, compounding will cause longer term results to be less than the multiple (or inverse multiple) of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility, fund returns over longer periods can be higher than a multiple (or inverse multiple) of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the benchmark’s volatility; b) the benchmark’s performance; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the benchmark. The examples herein illustrate the impact of two principal factors – benchmark volatility and benchmark performance – on Fund performance. Similar effects exist for the ProFunds that seek daily returns that correlate to the inverse (-1x) of a benchmark. Please see the SAI for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of a benchmark compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than a single day, a geared fund is likely to underperform or over-perform (but not match) the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively manage and monitor their investments, as frequently as daily. A one-year period is used for illustrative purposes only. Deviations from the benchmark return times the fund multiple can occur over periods as short as two days.

For Geared ProFunds

To isolate the impact of leverage, inverse or inverse leveraged exposure, these graphs assume a) no dividends paid with respect to the securities included in the benchmark; b) no fund expenses; and c) borrowing/lending rates (to obtain required leveraged, inverse or inverse leveraged exposure) of zero percent. If these were reflected, the fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 28%, which is an approximate average of the five-year historical annualized volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageTM. A benchmark’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the benchmark. Some Funds are benchmarked to different indexes that have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 28%.

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProFund (+2x) and the UltraShort ProFund (-2x) are both down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund (+2x) is up less than two times the benchmark and the UltraShort ProFund (-2x) is down more than two times the inverse of the benchmark.

One-Year Simulation; Benchmark Up (23%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, the Ultra ProFund (+2x) is down more than two times the benchmark, and the UltraShort ProFund (-2x) is up less than two times the inverse of the benchmark.

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One-Year Simulation; Benchmark Down (23%)

(Annualized Benchmark Volatility 28%)

The graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless (i.e., begins and ends the year to 0%), but the Ultra ProFund (1.5x) is down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund (+1.5x) is up less than one and one-half times the benchmark.

One-Year Simulation; Benchmark Up (23%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Ultra ProFund (+1.5x) is down more than one and one-half times the benchmark.

One-Year Simulation; Benchmark Down (23%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProFund (+1.25x) and the UltraShort ProFund (-1.25x) are both down.

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One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund (+1.25x) is up less than one and one-quarter times the benchmark and the UltraShort ProFund (-1.25x) is down more than one and one-quarter times the inverse of the benchmark.

One-Year Simulation; Benchmark Up (23%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Ultra ProFund (+1.25x) is down less than one and one-quarter times the benchmark and the UltraShort ProFund (-1.25x) is up less than one and one-quarter times the inverse of the benchmark.

One-Year Simulation; Benchmark Down (23%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short ProFund (-1x) is down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day to day volatility, is up over the year, but the Short ProFund (-1x) is down more than the inverse of the benchmark.

One-Year Simulation; Benchmark Up (23%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Short ProFund (-1x) is up less than the inverse of the benchmark.

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One-Year Simulation; Benchmark Down (23%)

(Annualized Benchmark Volatility 28%)

The table below shows the historical annualized volatility rate for the five-year period ended September 30, 2012 of the relevant ProFund’s benchmark.

Index	Historical Annualized Volatility Rate for the Five -Year Period Ended September 30, 2012
NASDAQ-100® Index	27.49%
Dow Jones Industrial AverageSM	23.80%
S&P 500®	26.54%
S&P MidCap 400®	29.86%
Dow Jones U.S. BanksSM Index	55.91%
S&P 500® Value Index	28.75%
S&P 500® Growth Index	25.18%
S&P MidCap 400® Value Index	30.87%
S&P MidCap 400® Growth Index	29.21%
S&P SmallCap 600® Value Index	43.04%
S&P SmallCap 600® Growth Index	31.51%
Dow Jones Internet CompositeSM Index	31.50%
Dow Jones U.S. Basic MaterialsSM Index	38.37%
Dow Jones U.S. BiotechnologySM Index	23.84%
Dow Jones U.S. Consumer GoodsSM Index	19.37%
Dow Jones U.S. Consumer ServicesSM Index	25.27%
Dow Jones U.S. FinancialsSM Index	44.92%
Dow Jones U.S. Health CareSM Index	20.24%
Dow Jones U.S. IndustrialsSM Index	28.80%
Dow Jones U.S. Mobile TelecommunicationsSM Index	46.75%
Dow Jones U.S. Oil & GasSM Index	35.63%
Dow Jones U.S. Oil Equipment, Services & DistributionSM Index	44.77%
Dow Jones U.S. PharmaceuticalsSM Index	20.02%
Dow Jones Precious MetalsSM Index	46.02%
Dow Jones U.S. Real EstateSM Index	48.53%
Dow Jones U.S. SemiconductorsSM Index	33.72%
Dow Jones U.S. TechnologySM Index	27.32%
Dow Jones U.S. TelecommunicationsSM Index	25.47%
Dow Jones U.S. UtilitiesSM Index	22.25%
ProFunds Europe 30 Index	31.84%
BNY China Select ADR® Index	39.43%
BNY Emerging Markets 50 ADR® Index	39.05%
BNY Latin America 35 ADR® Index	43.56%
Russell 2000® Index	33.50%
Nikkei 225 Stock Average	29.11%
MSCI EAFE Index	24.70%
30-Year U.S. Treasury Bond	18.84%
10-Year U.S. Treasury Note	9.56%
U.S. Dollar Index	9.44%

For additional details about fund performance over periods longer than a single day for the geared ProFunds, please see the SAI.

•	What it means to you

Daily objective geared funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences). But investors considering these funds should understand that they are designed to provide a positive or negative multiple of a benchmark on a daily basis and not for greater periods of time. As a result, fund returns will likely not be a simple multiple, inverse or inverse multiple (e.g., 2x, -1x, -2x) of a benchmark’s return for time periods longer than a single day.

Additionally, investors should recognize that the degree of volatility of a fund’s benchmark can have a dramatic effect on a fund’s longer-term performance. The more volatile a benchmark, the more a fund’s longer-term performance will negatively deviate from a simple multiple, inverse or inverse multiple (e.g., 2x, -1x, -2x) of its benchmark’s longer-term return. It is even possible that, over periods longer than a single day, a fund’s performance may move in a different direction than the benchmark’s performance.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s net asset value will change daily based on the performance of its benchmark, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

Counterparty Risk (All ProFunds that have a principal investment strategy of investing in derivatives or money market instruments) Each ProFund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated judged by ProFund Advisors to be of comparable quality. These are usually major, global financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

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Debt Instrument Risk (Non-Equity ProFunds except Falling U.S. Dollar and Rising U.S. Dollar ProFunds) Each ProFund may invest in debt instruments, and certain of the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. Because of the U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact financial markets. Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices, such as U.S. Government Plus ProFund.

Exposure to Foreign Investments Risk (Europe 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraChina ProFund, UltraJapan ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund, UltraShort China ProFund and UltraShort Japan ProFund) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; and (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. While the realization of certain of these risks may benefit the Inverse ProFunds because such Funds seek investment results that correspond to the inverse or inverse multiple of a benchmark, such occurrences may introduce more volatility to the Funds.

Geographic Concentration Risk (Europe 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraChina ProFund, UltraJapan ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund, UltraShort China ProFund and UltraShort Japan ProFund)

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in foreign countries that have not yet experienced currency devaluation to date, or could continue to occur in foreign countries that have already experienced such devaluations. As a result, Funds that focus their investments in

Investment Objectives, Principal Investment Strategies and Related Risks ::	307

companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.

Special Considerations About Emerging Market Countries (UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraChina ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund and UltraShort China ProFund)

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Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

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Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

Short Sale Exposure Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity 10 ProFund, Rising Rates Opportunity ProFund and Rising U.S. Dollar ProFund)

Certain Funds may seek inverse exposure or inverse leveraged exposure through financial instruments such as swap agreements, which may cause the Funds to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments such as swap agreements or requiring a Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). Obtaining inverse and/or inverse leveraged exposure may be considered an aggressive investment technique.

Tax Risk (Falling U.S. Dollar and Rising U.S. Dollar ProFunds) As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal

Revenue Code of 1986, as amended. The Falling and Rising U.S. Dollar ProFunds currently intend to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Falling or Rising U.S. Dollar ProFund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Falling or Rising U.S. Dollar ProFund might not qualify as a RIC for one or more years. Please see the SAI for more information on the qualifying income requirement.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund that are not principal investment strategies of a ProFund unless otherwise noted in the ProFund’s description of principal strategies. A more comprehensive description of the types of investments that a Fund may make is set forth in the SAI.

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Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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Forward Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded

308	:: Investment Objectives, Principal Investment Strategies and Related Risks

funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Options on Securities and Stock Indexes and Investments Covering such Positions Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Short Sales The Rising Rates Opportunity 10 and Rising Rates Opportunity ProFund also may engage in short sale transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Non-Equity ProFunds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

A Precautionary Note to Investment Companies

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with ProFunds Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

Investment Objectives, Principal Investment Strategies and Related Risks ::	309

The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Although the original one-year period prescribed for rulemaking and regulations has been extended by both the SEC and CFTC, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

A Note Regarding the Diversification of Certain of the Classic ProFunds

Certain of the Classic ProFunds (Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund, each an “Affected Fund” and together the “Affected Funds”) are currently “diversified” as that term is defined in the 1940 Act and have been operating as diversified investment companies for more than three years. Although the Affected Funds had previously designated themselves as “non-diversified” companies, the staff of the Securities and Exchange Commission takes the position that any fund that registers itself as a non-diversified company but that operates as diversified company for more than three years must obtain shareholder approval before it can once again operate as a non-diversified company. As a diversified fund, at least 75% of the value of each Affected Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Affected Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Underlying Indexes

The ProFunds have entered into licensing agreements for the use of certain indexes. A brief description of each Fund’s Index is included in each Summary Prospectus.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600®,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400® Growth Index,” “S&P MidCap 400® Value Index,” “S&P SmallCap 600® Growth Index” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average™,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000®” and “Russell 3000®“ are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei 225 Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “ICE Futures U.S.®“ and “IntercontinentalExchange®“ are registered trademarks of the IntercontinentalExchange, Inc. The “U.S. Dollar Index® “ and “USDX®“ are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “MSCI® EAFE®“ is a trademark of Morgan Stanley Capital International, Inc. “BNY Mellon,” “BNY Mellon Emerging Markets 50 ADR® Index,” “BNY Mellon Latin America 35 ADR® Index” and “BNY Mellon China Select ADR® Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds.

The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

ICE Futures U.S., Inc.

The Falling U.S. Dollar and Rising U.S. Dollar ProFunds are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the U.S. Dollar Index® to track market performance of any Funds. ICE Futures U.S.’s only relationship to ProFunds is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds. ICE Futures U.S. has no obligation to take the needs of the ProFunds or the owners of the Funds into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO

310	:: Investment Objectives, Principal Investment Strategies and Related Risks

EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProFunds. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProFunds with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProFunds Trust or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProFunds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, case the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROFUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO,

LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROFUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

BNY Mellon Indices

BNY Mellon, BNY Mellon Emerging Markets 50 ADR® Index, BNY Mellon China Select ADR® Index and BNY Mellon Latin America 35 ADR® Index (“BNYM Index Marks”) are service marks of The Bank of New York Mellon Corporation or any of its subsidiaries, affiliates or group companies (“BNY Mellon”) and have been licensed for use for certain purposes by ProFunds. ProFunds’ products based on the BNYM Index Marks named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon, and BNY Mellon does not make any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the indexes named above to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ProFunds, on the other, is limited to the licensing of certain service marks and trade names of BNY Mellon, and the BNYM Index Marks are determined, composed and calculated by BNY Mellon without regard to ProFunds or its products. BNY Mellon has no obligation to take the needs of ProFunds or the purchasers or owners of its products into consideration in determining, composing or calculating the indexes named above. BNY Mellon is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the products. BNY MELLON DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN, AND BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUNDS, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ SAI and on the ProFunds’ website at ProFunds.com.

311

ProFunds Management

312	:: ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides investment advice and management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since the Trust’s inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.70%, 0.90%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ semi-annual report to shareholders dated January 31, 2012. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2012, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2012, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Bull	0.75%
Mid-Cap	0.74%
Small-Cap	0.41%
NASDAQ-100	0.70%
Large-Cap Value	0.69%
Large-Cap Growth	0.73%
Mid-Cap Value	0.28%
Mid-Cap Growth	0.35%
Small-Cap Value	0.48%
Small-Cap Growth	0.30%
Europe 30	0.00%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.74%
UltraDow 30	0.52%
UltraNASDAQ-100	0.75%
UltraInternational+	0.78%
UltraEmerging Markets	0.75%
UltraLatin America	0.75%
UltraChina	0.56%
UltraJapan	0.66%
Bear	0.74%
Short Small-Cap	0.35%
Short NASDAQ-100	0.52%
UltraBear	0.75%
UltraShort Mid-Cap	0.10%
UltraShort Small-Cap	0.49%
UltraShort Dow 30	0.27%
UltraShort NASDAQ-100	0.69%
UltraShort International	0.74%
UltraShort Emerging Markets	0.30%
UltraShort Latin America	0.11%
UltraShort China	0.06%
UltraShort Japan	0.00%
Banks	0.61%
Basic Materials	0.72%
Biotechnology	0.53%
Consumer Goods	0.00%
Consumer Services	0.34%
Financials	0.42%
Health Care	0.34%
Industrials	0.00%
Internet	0.71%
Mobile Telecommunications	0.00%
Oil & Gas	0.75%
Oil Equipment, Services & Distribution	0.72%
Pharmaceuticals	0.49%
Precious Metals	0.75%
Real Estate	0.67%
Semiconductor	0.26%
Technology	0.63%
Telecommunications	0.05%
Utilities	0.63%
Short Oil & Gas	0.00%
Short Precious Metals	0.37%
Short Real Estate	0.22%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%
Falling U.S. Dollar	0.56%
Rising U.S. Dollar	0.75%

+	The actual percentage shown for UltraInternational ProFund reflects recoupment of a fee waiver.

ProFunds Management ::	313

Portfolio Management

The following individuals have responsibility for the day-to-day management of the ProFunds as set forth in the summary section relating to each ProFund.

Alexander Ilyasov, ProFund Advisors — Portfolio Manager since November 2009. ProShare Advisors — Portfolio Manager since November 2009. World Asset Management — Portfolio Manager from January 2006 through November 2009; Portfolio Analyst from July 2005 through January 2006.

Michelle Liu, ProFund Advisors — Portfolio Manager since December 2009. ProShare Advisors — Portfolio Manager since December 2009 and Associate Portfolio Manager from November 2007 through November 2009. FINRA — Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006.

Hratch Najarian — ProFund Advisors - Senior Portfolio Manager since December 2009; Portfolio Manager from May 2007 through November 2009; and Associate Portfolio Manager from November 2004 through April 2007. ProShare Advisors — Senior Portfolio Manager since December 2009.

Jeffrey Ploshnick — ProFund Advisors - Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 through April 2007. ProShare Advisors — Senior Portfolio Manager since March 2011.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2012, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Bull	0.15%
Mid-Cap	0.15%
Small-Cap	0.08%
NASDAQ-100	0.15%
Large-Cap Value	0.14%
Large-Cap Growth	0.15%
Mid-Cap Value	0.06%
Mid-Cap Growth	0.07%
Small-Cap Value	0.10%
Small-Cap Growth	0.06%
Europe 30	0.00%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.10%
UltraNASDAQ-100	0.15%
UltraInternational+	0.16%
UltraEmerging Markets	0.15%
UltraLatin America	0.15%
UltraChina	0.11%
UltraJapan	0.11%
Bear	0.15%
Short Small-Cap	0.07%
Short NASDAQ-100	0.10%
UltraBear	0.15%
UltraShort Mid-Cap	0.02%
UltraShort Small-Cap	0.10%
UltraShort Dow 30	0.05%
UltraShort NASDAQ-100	0.14%
UltraShort International	0.15%
UltraShort Emerging Markets	0.06%
UltraShort Latin America	0.02%
UltraShort China	0.01%
UltraShort Japan	0.00%
Banks	0.12%
Basic Materials	0.14%
Biotechnology	0.11%
Consumer Goods	0.00%
Consumer Services	0.07%
Financials	0.08%
Health Care	0.07%
Industrials	0.00%
Internet	0.14%
Mobile Telecommunications	0.00%
Oil & Gas	0.15%
Oil Equipment, Services & Distribution	0.14%
Pharmaceuticals	0.10%
Precious Metals	0.15%
Real Estate	0.13%
Semiconductor	0.05%
Technology	0.13%
Telecommunications	0.01%
Utilities	0.13%
Short Oil & Gas	0.00%
Short Precious Metals	0.07%
Short Real Estate	0.04%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%
Falling U.S. Dollar	0.11%
Rising U.S. Dollar	0.15%

+	The actual percentage shown for UltraInternational ProFund reflects recoupment of a fee waiver.

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315

General ProFunds Information

316	:: General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. In addition, certain derivatives linked to a benchmark may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such benchmark, when the level of the benchmark is not computed as of the close of the U.S. securities markets. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board-approved fair valuation procedures. At times, a ProFund may, pursuant to Board-approved procedures, write down the value of an investment or other asset to reflect, among other things, decreases in the value of the asset or decreases in the likelihood that the ProFund will be able to collect on the asset. These write downs will reduce the value of the asset and, ultimately, the value of the Fund. Fair valuation procedures also involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the SAI for more details.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2012 and 2013, SIFMA has recommended that the bond markets i) close on December 25, 2012, January 1, 2013, January 21, 2013, February 18, 2013, March 29, 2013, May 27, 2013, July 4, 2013, September 2, 2013, October 14, 2013, November 11, 2013, November 28, 2013 and December 25, 2013; and ii) close early at 2:00 pm (Eastern time) on December 24, 2012, December 31, 2012, March 28, 2013, May 24, 2013, November 29, 2013, December 24, 2013 and December 31, 2013. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

General ProFunds Information ::	317

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

	Dividends		Capital Gains

ProFund Name	Accrued	Paid	Paid
U.S. Government Plus	Daily	Monthly	Annually
Real Estate UltraSector	Quarterly	Quarterly	Annually
All other ProFunds Offered in this Prospectus	Annually	Annually	Annually

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

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If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

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Any dividend or distribution check that has been returned to ProFunds or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that the Fund’s transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.
>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it timely distributes to shareholders. In order for each ProFund to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.

>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly reported by the ProFund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable to shareholders as ordinary income.

>

For taxable years beginning before January 1, 2013, distributions of investment income reported by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the ProFund level. The special tax treatment of qualified dividend income will apply only to tax years beginning before January 1, 2013 unless Congress enacts tax legislation providing otherwise. The ProFunds do not expect that a significant portion of their distributions will be derived from or reported as qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have distributions and dividends reinvested.

>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the shareholder’s purchase of ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

318	:: General ProFunds Information
>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Net gains resulting from redemptions or sales of shares held for more than one year generally are taxed at long-term capital gain rates, while those resulting from redemptions or sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.

>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise.

>

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a ProFund, including any capital gain dividends dividends, and net capital gains recognized on the sale, redemption or exchange of ProFund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a ProFund.

>

Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws and net gains on the redemption or sale of ProFund shares by such plans will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>

Income and gains from a ProFund’s investment in securities of foreign issuers, if any, may be subject to foreign withholding or other taxes. In such a case, the ProFund’s yield on those securities would decrease. It is not anticipated that ProFund shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments (including when otherwise disadvantageous to do so) in order to satisfy its distribution requirements under the Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund is required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through December 31, 2012 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After December 31, 2012, the backup withholding rate will be 31% unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of a ProFund beginning before January 1, 2012, a ProFund generally was not required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly reported as such by the ProFund and certain other requirements were met. These withholding tax exemptions have expired for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Even if the exemptions are extended, a ProFund may opt not to separately report the portion of distributions that would be eligible for the exemptions.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each shareholder’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local, and foreign tax consequences of investing in the ProFunds.

319

Shareholder Services Guide

320	:: Shareholder Services Guide

Opening A New Account

ProFunds offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.
Account Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds and the funding is received in good order by the transfer agent),

>    bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

Shareholder Services Guide ::	321

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Step 1: Complete a New Account Form (see “Completing your New Account Form”).	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).
Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    inform us of the purchase amount,

>    inform us of the ProFund(s) in which you wish to invest.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Internet via ACH Please note: the maximum ACH purchase amount is $50,000	Step 1: Go to ProFunds.com.	Step 1: Go to ProFunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.
	Step 4: Follow instructions for making a purchase.	Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

322	:: Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:

(888) 776-3637 or (614) 470-8122

Financial Professionals and Institutions:

(888) 776-5717 or (240) 497-6552

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

ProFunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax	(800) 782-4797 (toll-free) or (614) 470-8718
Internet	ProFunds.com
Regular mail	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts on-line. Go to ProFunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through the ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit ProFunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the trust documents when establishing a trust account. Contact ProFunds for specific requirements.

>

When establishing an account for your corporation, partnership or self-directed retirement plan, please check the appropriate box to indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund (which is offered through a separate prospectus).

>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Shareholder Services Guide ::	323

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account. ProFunds is not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>	ProFunds may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described under “Transaction Cut-Off Times.” The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can perform exchanges by mail, phone and on-line at ProFunds.com.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

324	:: Shareholder Services Guide

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the ProFund(s);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>

ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>

To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Form. In certain cases, distributions may be requested via telephone with proceeds sent to the address or bank on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Form or download the form from the ProFunds’ website.

>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Shareholder Services Guide ::	325

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	4:00 p.m.
By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.
By Internet and Interactive Voice Response System (“IVR”)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Signature Verification for

Certain Transactions

Signature Guarantee Program — Financial Transactions

Certain redemption requests must include a signature guarantee if any of the following apply:

•	Your account address has changed within the last 14 calendar days;

•	A check is being mailed to an address different than the one on your account;
•	A check or wire is being made payable to someone other than the account owner;

•	Redemption proceeds are being transferred to an account with a different registration;

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

•	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program — Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp.

The Fund accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

•	A change in account registration;

•	Add/Change banking instructions

•	Add/Change beneficiaries;

•	Add/Change authorized account traders;

•	Adding a Power of Attorney

•	Add/Change Trustee

•	UTMA/UGMA custodian change

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check from a non-retirement account is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into Money Market ProFund.

326	:: Shareholder Services Guide

Frequent Purchases and Redemptions of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings  — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request a Bank Authorization Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFreeTM .”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.

Cost Basis

Shares purchased on or after January 1, 2012: The Emergency Economic Stabilization Act of 2008 includes new tax reporting rules that change the information ProFunds reports on Form 1099-B for mutual fund shares purchased on or after January 1, 2012, and subsequently sold. The law expands the information reported to the IRS and to shareholders to include the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules.

Generally, the new rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.

For shares purchased on or after January 1, 2012, investors have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation. For shares purchased through a financial intermediary, the intermediary’s default method will apply in the absence of an election by the investor to use a different method. Investors that purchase shares through a financial intermediary should consult their intermediary for information regarding available methods and how to select or change a particular method.

Shares purchased prior to January 1, 2012: In February 2013, ProFunds will send an “Average Cost Per Noncovered Shares” statement which shows the average cost basis of noncovered shares. This information will not be provided to the IRS and will only be provided in 2013. Investors should retain a copy of this information for future use in tax preparation. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive an “Average Cost Per Noncovered Shares” statement. Noncovered shares are those shares acquired prior to January 1, 2012 not covered by the cost basis reporting requirements described above.

Electronic Document Delivery Program —  PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Shareholder Services Guide ::	327

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees —  Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”), each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

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329

Financial Highlights

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. The information for the fiscal year or period ended July 31, 2010, July 31, 2011 and July 31, 2012 has been derived from information audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds for the period ended July 31, 2012, appears in the Annual Report of the ProFunds and is available upon request. Information for the periods ended July 31, 2009 and prior were audited by other registered public accountants.

330	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Bull ProFund

Investor Class
Year ended July 31, 2012	$58.45	(0.66)	4.65	3.99	—	—		—	—	$62.44	6.81%	1.72%	1.72%	(1.14)%	$75,354	3%
Year ended July 31, 2011	$49.96	(0.57)	9.06	8.49	—	—		—	—	$58.45	17.01%	1.71%	1.71%	(1.01)%	$39,339	74%
Year ended July 31, 2010	$44.65	(0.16)	5.47	5.31	—	—		—	—	$49.96	11.89%	1.70%	1.70%	(0.32)%	$44,547	225%
Year ended July 31, 2009	$56.76	0.20	(12.25)	(12.05)	(0.06)	—	(c)	—	(0.06)	$44.65	(21.23)%	1.79%	1.79%	0.48%	$36,314	839%
Year ended July 31, 2008	$65.57	0.41	(8.52)	(8.11)	(0.70)	—		—	(0.70)	$56.76	(12.51)%	1.59%	1.59%	0.67%	$37,092	690%

Service Class
Year ended July 31, 2012	$52.43	(1.19)	4.22	3.03	—	—		—	—	$55.46	5.76%	2.72%	2.72%	(2.14)%	$18,000	3%
Year ended July 31, 2011	$45.26	(1.07)	8.24	7.17	—	—		—	—	$52.43	15.86%	2.71%	2.71%	(2.01)%	$4,665	74%
Year ended July 31, 2010	$40.86	(0.61)	5.01	4.40	—	—		—	—	$45.26	10.77%	2.70%	2.70%	(1.32)%	$6,254	225%
Year ended July 31, 2009	$52.37	(0.18)	(11.33)	(11.51)	—	—		—	—	$40.86	(21.98)%	2.79%	2.79%	(0.52)%	$9,650	839%
Year ended July 31, 2008	$60.51	(0.17)	(7.94)	(8.11)	(0.03)	—		—	(0.03)	$52.37	(13.41)%	2.59%	2.59%	(0.33)%	$3,486	690%

Mid-Cap ProFund

Investor Class
Year ended July 31, 2012	$48.97	(0.62)	0.14 (d)	(0.48)	—	—		—	—	$48.49	(0.98)%	1.86%	1.85%	(1.33)%	$25,542	12%
Year ended July 31, 2011	$39.70	(0.60)	9.87	9.27	—	—		—	—	$48.97	23.35%	1.71%	1.71%	(1.27)%	$28,133	59%
Year ended July 31, 2010	$33.01	(0.33)	7.02	6.69	—	—		—	—	$39.70	20.27%	1.78%	1.72%	(0.85)%	$19,031	365%
Year ended July 31, 2009	$42.88	(0.21)	(9.66)	(9.87)	—	—		—	—	$33.01	(23.02)%	2.12%	1.65%	(0.69)%	$12,888	1,263%
Year ended July 31, 2008	$47.04	0.09	(3.31)	(3.22)	(0.12)	—		(0.82)	(0.94)	$42.88	(6.96)%	1.90%	1.65%	0.21%	$10,660	857%

Service Class
Year ended July 31, 2012	$44.85	(1.06)	0.18 (d)	(0.88)	—	—		—	—	$43.97	(1.96)%	2.86%	2.85%	(2.33)%	$891	12%
Year ended July 31, 2011	$36.72	(1.04)	9.17	8.13	—	—		—	—	$44.85	22.14%	2.71%	2.71%	(2.27)%	$6,385	59%
Year ended July 31, 2010	$30.85	(0.69)	6.56	5.87	—	—		—	—	$36.72	19.03%	2.78%	2.72%	(1.85)%	$1,150	365%
Year ended July 31, 2009	$40.51	(0.50)	(9.16)	(9.66)	—	—		—	—	$30.85	(23.85)%	3.12%	2.65%	(1.69)%	$1,010	1,263%
Year ended July 31, 2008	$44.80	(0.34)	(3.13)	(3.47)	—	—		(0.82)	(0.82)	$40.51	(7.85)%	2.90%	2.65%	(0.79)%	$3,767	857%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights ::	331

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Small-Cap ProFund

Investor Class
Year ended July 31, 2012	$44.41	(0.47)	0.01	(0.46)	—	—	—	$43.95	(1.06)%	2.14%	1.73%	(1.11)%	$19,040	80%
Year ended July 31, 2011	$36.34	(0.53)	8.60	8.07	—	—	—	$44.41	22.23%	1.85%	1.73%	(1.27)%	$12,925	94%
Year ended July 31, 2010	$30.99	(0.43)	5.78	5.35	—	—	—	$36.34	17.30%	1.79%	1.71%	(1.22)%	$22,591	282%
Year ended July 31, 2009	$40.20	(0.18)	(9.02)	(9.20)	(0.01)	—	(0.01)	$30.99	(22.92)%	1.82%	1.59%	(0.56)%	$17,310	351%
Year ended July 31, 2008	$44.11	0.24	(3.56)	(3.32)	(0.02)	(0.57)	(0.59)	$40.20	(7.59)%	1.81%	1.63%	0.57%	$135,463	445%

Service Class
Year ended July 31, 2012	$40.14	(0.85)	0.04	(0.81)	—	—	—	$39.33	(2.04)%	3.14%	2.73%	(2.11)%	$868	80%
Year ended July 31, 2011	$33.21	(0.92)	7.85	6.93	—	—	—	$40.14	20.93%	2.85%	2.73%	(2.27)%	$1,024	94%
Year ended July 31, 2010	$28.62	(0.75)	5.34	4.59	—	—	—	$33.21	16.00%	2.79%	2.71%	(2.22)%	$1,341	282%
Year ended July 31, 2009	$37.47	(0.44)	(8.41)	(8.85)	—	—	—	$28.62	(23.62)%	2.82%	2.59%	(1.56)%	$1,162	351%
Year ended July 31, 2008	$41.55	(0.16)	(3.35)	(3.51)	—	(0.57)	(0.57)	$37.47	(8.50)%	2.81%	2.63%	(0.43)%	$2,067	445%

NASDAQ-100 ProFund

Investor Class
Year ended July 31, 2012	$78.72	(0.98)	9.28	8.30	—	—	—	$87.02	10.53%	1.73%	1.73%	(1.23)%	$34,988	5%
Year ended July 31, 2011	$64.66	(0.94)	17.13	16.19	—	(2.13)	(2.13)	$78.72	25.21%	1.65%	1.65%	(1.28)%	$44,608	62%
Year ended July 31, 2010	$57.39	(0.72)	9.18	8.46	—	(1.19)	(1.19)	$64.66	14.74%	1.61%	1.61%	(1.16)%	$42,087	226%
Year ended July 31, 2009	$67.03	(0.49)	(9.04)	(9.53)	(0.11)	—	(0.11)	$57.39	(14.17)%	1.63%	1.63%	(0.98)%	$132,788	758%
Year ended July 31, 2008	$71.65	(0.62)	(2.75)	(3.37)	—	(1.25)	(1.25)	$67.03	(4.87)%	1.53%	1.53%	(0.83)%	$35,449	792%

Service Class
Year ended July 31, 2012	$70.45	(1.71)	8.35	6.64	—	—	—	$77.09	9.41%	2.73%	2.73%	(2.23)%	$5,920	5%
Year ended July 31, 2011	$58.59	(1.60)	15.59	13.99	—	(2.13)	(2.13)	$70.45	24.03%	2.65%	2.65%	(2.28)%	$4,806	62%
Year ended July 31, 2010	$52.61	(1.31)	8.48	7.17	—	(1.19)	(1.19)	$58.59	13.63%	2.61%	2.61%	(2.16)%	$4,981	226%
Year ended July 31, 2009	$61.96	(0.96)	(8.39)	(9.35)	—	—	—	$52.61	(15.09)%	2.63%	2.63%	(1.98)%	$6,488	758%
Year ended July 31, 2008	$66.98	(1.28)	(2.49)	(3.77)	—	(1.25)	(1.25)	$61.96	(5.81)%	2.53%	2.53%	(1.83)%	$4,937	792%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

332	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Large-Cap Value ProFund

Investor Class
Year ended July 31, 2012	$37.34	0.29	1.85	2.14	—	—	—	$39.48	5.73%	1.80%	1.73%	0.76%	$37,980	452%
Year ended July 31, 2011	$33.04	0.24	4.06	4.30	—	—	—	$37.34	13.01%	1.89%	1.73%	0.67%	$13,920	733%
Year ended July 31, 2010	$29.69	0.20	3.45	3.65	(0.30)	—	(0.30)	$33.04	12.28%	2.23%	1.71%	0.61%	$13,096	1,214%
Year ended July 31, 2009	$40.45	0.50	(10.77)	(10.27)	(0.49)	—	(0.49)	$29.69	(25.30)%	1.88%	1.79%	1.77%	$5,142	919%
Year ended July 31, 2008	$54.91	0.49	(9.27)	(8.78)	(0.13)	(5.55)	(5.68)	$40.45	(17.59)%	1.75%	1.75%	1.02%	$10,916	596%

Service Class
Year ended July 31, 2012	$35.26	(0.07)	1.72	1.65	—	—	—	$36.91	4.68%	2.80%	2.73%	(0.24)%	$4,778	452%
Year ended July 31, 2011	$31.51	(0.11)	3.86	3.75	—	—	—	$35.26	11.90%	2.89%	2.73%	(0.33)%	$3,280	733%
Year ended July 31, 2010	$28.41	(0.12)	3.29	3.17	(0.07)	—	(0.07)	$31.51	11.14%	3.23%	2.71%	(0.39)%	$1,157	1,214%
Year ended July 31, 2009	$38.61	0.23	(10.29)	(10.06)	(0.14)	—	(0.14)	$28.41	(26.04)%	2.88%	2.79%	0.77%	$2,390	919%
Year ended July 31, 2008	$53.03	0.02	(8.89)	(8.87)	—	(5.55)	(5.55)	$38.61	(18.40)%	2.75%	2.75%	0.02%	$3,381	596%

Large-Cap Growth ProFund

Investor Class
Year ended July 31, 2012	$41.50	0.06	3.34	3.40	—	—	—	$44.90	8.19%	1.74%	1.72%	0.13%	$44,257	413%
Year ended July 31, 2011	$34.14	(0.01)	7.37	7.36	—	—	—	$41.50	21.56%	1.91%	1.73%	(0.04)%	$32,436	453%
Year ended July 31, 2010	$30.91	(0.07)	3.30	3.23	—	—	—	$34.14	10.45%	1.99%	1.85%	(0.20)%	$5,344	460%
Year ended July 31, 2009	$37.89	(0.04)	(6.94)	(6.98)	—	—	—	$30.91	(18.42)%	1.95%	1.95%	(0.16)%	$22,507	483%
Year ended July 31, 2008	$41.27	(0.13)	(3.25)	(3.38)	—	—	—	$37.89	(8.19)%	1.64%	1.64%	(0.32)%	$12,157	481%

Service Class
Year ended July 31, 2012	$38.09	(0.33)	3.05	2.72	—	—	—	$40.81	7.14%	2.74%	2.72%	(0.87)%	$3,915	413%
Year ended July 31, 2011	$31.65	(0.37)	6.81	6.44	—	—	—	$38.09	20.31%	2.91%	2.73%	(1.04)%	$3,900	453%
Year ended July 31, 2010	$28.95	(0.39)	3.09	2.70	—	—	—	$31.65	9.36%	2.99%	2.85%	(1.20)%	$3,220	460%
Year ended July 31, 2009	$35.84	(0.32)	(6.57)	(6.89)	—	—	—	$28.95	(19.22)%	2.95%	2.95%	(1.16)%	$3,080	483%
Year ended July 31, 2008	$39.44	(0.52)	(3.08)	(3.60)	—	—	—	$35.84	(9.13)%	2.64%	2.64%	(1.32)%	$5,542	481%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights ::	333

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Mid-Cap Value ProFund

Investor Class
Year ended July 31, 2012	$44.21	0.06	0.35 (c)	0.41	—	—	—	$44.62	0.93%	2.29%	1.73%	0.15%	$3,670	597%
Year ended July 31, 2011	$37.59	0.01	6.61	6.62	—	—	—	$44.21	17.61%	1.84%	1.73%	0.02%	$15,621	678%
Year ended July 31, 2010	$31.67	0.06	6.28	6.34	(0.42)	—	(0.42)	$37.59	20.03%	1.93%	1.70%	0.17%	$14,273	849%
Year ended July 31, 2009	$40.93	0.23	(9.49)	(9.26)	—	—	—	$31.67	(22.62)%	1.91%	1.80%	0.78%	$6,832	722%
Year ended July 31, 2008	$47.54	0.03	(5.19)	(5.16)	— (d)	(1.45)	(1.45)	$40.93	(11.07)%	1.80%	1.78%	0.06%	$20,465	903%

Service Class
Year ended July 31, 2012	$40.35	(0.34)	0.31 (c)	(0.03)	—	—	—	$40.32	(0.10)%	3.29%	2.73%	(0.85)%	$895	597%
Year ended July 31, 2011	$34.65	(0.40)	6.10	5.70	—	—	—	$40.35	16.45%	2.84%	2.73%	(0.98)%	$2,871	678%
Year ended July 31, 2010	$29.30	(0.27)	5.77	5.50	(0.15)	—	(0.15)	$34.65	18.83%	2.93%	2.70%	(0.83)%	$1,118	849%
Year ended July 31, 2009	$38.25	(0.05)	(8.90)	(8.95)	—	—	—	$29.30	(23.40)%	2.91%	2.80%	(0.22)%	$1,804	722%
Year ended July 31, 2008	$44.98	(0.38)	(4.90)	(5.28)	—	(1.45)	(1.45)	$38.25	(11.97)%	2.80%	2.78%	(0.94)%	$3,280	903%

Mid-Cap Growth ProFund

Investor Class
Year ended July 31, 2012	$46.41	(0.44)	(0.66)	(1.10)	—	—	—	$45.31	(2.39)%	2.21%	1.73%	(1.01)%	$12,925	540%
Year ended July 31, 2011	$35.86	(0.42)	10.97	10.55	—	—	—	$46.41	29.45%	1.78%	1.78%	(0.98)%	$24,923	426%
Year ended July 31, 2010	$29.72	(0.33)	6.47	6.14	—	—	—	$35.86	20.66%	1.94%	1.86%	(0.98)%	$6,858	629%
Year ended July 31, 2009	$37.81	(0.26)	(7.83)	(8.09)	—	—	—	$29.72	(21.40)%	1.71%	1.71%	(0.98)%	$15,656	743%
Year ended July 31, 2008	$42.26	(0.46)	(0.57)	(1.03)	—	(3.42)	(3.42)	$37.81	(2.80)%	1.74%	1.74%	(1.14)%	$30,265	1,331%

Service Class
Year ended July 31, 2012	$41.82	(0.84)	(0.54)	(1.38)	—	—	—	$40.44	(3.32)%	3.21%	2.73%	(2.01)%	$2,785	540%
Year ended July 31, 2011	$32.63	(0.82)	10.01	9.19	—	—	—	$41.82	28.16%	2.77%	2.77%	(1.97)%	$7,452	426%
Year ended July 31, 2010	$27.33	(0.64)	5.94	5.30	—	—	—	$32.63	19.43%	2.94%	2.86%	(1.98)%	$6,079	629%
Year ended July 31, 2009	$35.10	(0.52)	(7.25)	(7.77)	—	—	—	$27.33	(22.14)%	2.71%	2.71%	(1.98)%	$4,486	743%
Year ended July 31, 2008	$39.83	(0.84)	(0.47)	(1.31)	—	(3.42)	(3.42)	$35.10	(3.73)%	2.74%	2.74%	(2.14)%	$7,802	1,331%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Amount is less than $0.005.

334	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Small-Cap Value ProFund

Investor Class
Year ended July 31, 2012	$43.55	(0.07)	1.04	0.97	—	—	—	—		$44.52	2.23%		2.05%	1.73%	(0.15)%	$27,367	758%
Year ended July 31, 2011	$37.15	(0.18)	6.52	6.34	—	—	—	0.06	(c)	$43.55	17.23	%(c)	1.96%	1.73%	(0.43)%	$6,100	877%
Year ended July 31, 2010	$32.22	(0.12)	5.08	4.96	—	(0.03)	(0.03)	—		$37.15	15.39%		1.92%	1.71%	(0.33)%	$6,416	859%
Year ended July 31, 2009	$40.92	0.20	(8.60)	(8.40)	(0.30)	—	(0.30)	—		$32.22	(20.45)%		1.83%	1.53%	0.56%	$20,762	841%
Year ended July 31, 2008	$48.10	(0.04)	(6.09)	(6.13)	(0.01)	(1.04)	(1.05)	—		$40.92	(12.86)%		2.04%	1.49%	(0.09)%	$7,883	1,567%

Service Class
Year ended July 31, 2012	$39.73	(0.47)	0.93	0.46	—	—	—	—		$40.19	1.13%		3.05%	2.73%	(1.15)%	$2,876	758%
Year ended July 31, 2011	$34.23	(0.57)	6.01	5.44	—	—	—	0.06	(c)	$39.73	16.10	%(c)	2.96%	2.73%	(1.43)%	$2,748	877%
Year ended July 31, 2010	$29.99	(0.46)	4.73	4.27	—	(0.03)	(0.03)	—		$34.23	14.23%		2.92%	2.71%	(1.33)%	$713	859%
Year ended July 31, 2009	$38.09	(0.10)	(8.00)	(8.10)	—	—	—	—		$29.99	(21.27)%		2.83%	2.53%	(0.44)%	$1,493	841%
Year ended July 31, 2008	$45.32	(0.45)	(5.74)	(6.19)	—	(1.04)	(1.04)	—		$38.09	(13.80)%		3.04%	2.49%	(1.09)%	$1,452	1,567%

Small-Cap Growth ProFund

Investor Class
Year ended July 31, 2012	$45.77	(0.32)	1.17 (d)	0.85	—	—	—	—		$46.62	1.86%		2.27%	1.73%	(0.75)%	$6,148	499%
Year ended July 31, 2011	$35.91	(0.27)	10.08	9.81	—	—	—	0.05	(e)	$45.77	27.46	%(e)	1.78%	1.73%	(0.64)%	$19,724	530%
Year ended July 31, 2010	$30.51	(0.33)	5.73	5.40	—	—	—	—		$35.91	17.70%		2.06%	1.71%	(0.99)%	$30,643	622%
Year ended July 31, 2009	$39.16	(0.28)	(8.37)	(8.65)	—	—	—	—		$30.51	(22.09)%		2.12%	1.60%	(0.97)%	$11,346	1,070%
Year ended July 31, 2008	$44.76	(0.40)	(2.39)	(2.79)	—	(2.81)	(2.81)	—		$39.16	(6.48)%		1.93%	1.49%	(0.95)%	$20,822	764%

Service Class
Year ended July 31, 2012	$41.44	(0.73)	1.09 (d)	0.36	—	—	—	—		$41.80	0.84%		3.27%	2.73%	(1.75)%	$2,712	499%
Year ended July 31, 2011	$32.83	(0.67)	9.23	8.56	—	—	—	0.05	(e)	$41.44	26.22	%(e)	2.78%	2.73%	(1.64)%	$7,105	530%
Year ended July 31, 2010	$28.19	(0.65)	5.29	4.64	—	—	—	—		$32.83	16.50%		3.06%	2.71%	(1.99)%	$2,873	622%
Year ended July 31, 2009	$36.54	(0.55)	(7.80)	(8.35)	—	—	—	—		$28.19	(22.85)%		3.12%	2.60%	(1.97)%	$2,725	1,070%
Year ended July 31, 2008	$42.36	(0.80)	(2.21)	(3.01)	—	(2.81)	(2.81)	—		$36.54	(7.41)%		2.93%	2.49%	(1.95)%	$4,677	764%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.06 to the net asset value and 0.16% to the total return. Without this contribution, the net asset value and the total return would have been lower.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.05 to the net asset value and 0.14% to the total return. Without this contribution, the net asset value and the total return would have been lower.

Financial Highlights ::	335

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Europe 30 ProFund

Investor Class
Year ended July 31, 2012	$14.56	0.32	(2.02)	(1.70)	(1.34)	—		—	(1.34)	$11.52	(11.48)%	3.13%	1.91%	2.50%	$3,771	2,739%
Year ended July 31, 2011	$12.67	0.37	1.52 (c)	1.89	—	—		—	—	$14.56	14.92%	1.73%	1.73%	2.57%	$7,386	1,579%
Year ended July 31, 2010	$12.41	0.05	0.36	0.41	(0.15)	—		—	(0.15)	$12.67	3.22%	1.86%	1.75%	0.40%	$11,109	1,107%
Year ended July 31, 2009	$17.36	0.27	(4.79)	(4.52)	(0.16)	—	(d)	(0.27)	(0.43)	$12.41	(25.49)%	2.03%	1.94%	2.32%	$8,034	2,221%
Year ended July 31, 2008	$20.45	0.24	(1.83)	(1.59)	(1.50)	—		—	(1.50)	$17.36	(8.74)%	1.67%	1.66%	1.16%	$6,553	1,791%

Service Class
Year ended July 31, 2012	$14.69	0.19	(2.01)	(1.82)	(0.93)	—		—	(0.93)	$11.94	(12.32)%	4.13%	2.91%	1.50%	$2,408	2,739%
Year ended July 31, 2011	$12.89	0.22	1.58 (c)	1.80	—	—		—	—	$14.69	13.88%	2.73%	2.73%	1.57%	$296	1,579%
Year ended July 31, 2010	$12.69	(0.08)	0.35	0.27	(0.07)	—		—	(0.07)	$12.89	2.16%	2.86%	2.75%	(0.60)%	$1,610	1,107%
Year ended July 31, 2009	$17.64	0.15	(4.83)	(4.68)	—	—		(0.27)	(0.27)	$12.69	(26.16)%	3.03%	2.94%	1.32%	$1,581	2,221%
Year ended July 31, 2008	$20.56	0.04	(1.88)	(1.84)	(1.08)	—		—	(1.08)	$17.64	(9.66)%	2.67%	2.66%	0.16%	$1,666	1,791%

UltraBull ProFund

Investor Class
Year ended July 31, 2012	$41.98	(0.25)	4.10 (c)	3.85	—	—		—	—	$45.83	9.17%	1.70%	1.70%	(0.62)%	$76,941	265%
Year ended July 31, 2011	$31.01	(0.23)	11.20	10.97	—	—		—	—	$41.98	35.38%	1.62%	1.62%	(0.61)%	$101,927	450%
Year ended July 31, 2010	$25.59	(0.16)	5.58	5.42	—	—		—	—	$31.01	21.18%	1.65%	1.65%	(0.53)%	$97,062	741%
Year ended July 31, 2009	$50.82	0.10	(25.16)	(25.06)	(0.16)	(0.01)		—	(0.17)	$25.59	(49.27)%	1.65%	1.65%	0.40%	$61,531	697%
Year ended July 31, 2008	$72.29	0.56	(20.55)	(19.99)	(1.48)	—		—	(1.48)	$50.82	(28.23)%	1.50%	1.50%	0.87%	$94,384	350%

Service Class
Year ended July 31, 2012	$37.67	(0.62)	3.70 (c)	3.08	—	—		—	—	$40.75	8.15%	2.70%	2.70%	(1.62)%	$3,392	265%
Year ended July 31, 2011	$28.10	(0.59)	10.16	9.57	—	—		—	—	$37.67	34.09%	2.62%	2.62%	(1.61)%	$6,218	450%
Year ended July 31, 2010	$23.42	(0.44)	5.12	4.68	—	—		—	—	$28.10	19.98%	2.65%	2.65%	(1.53)%	$4,551	741%
Year ended July 31, 2009	$46.70	(0.12)	(23.12)	(23.24)	(0.04)	—	(d)	—	(0.04)	$23.42	(49.77)%	2.65%	2.65%	(0.60)%	$5,752	697%
Year ended July 31, 2008	$66.58	(0.04)	(19.03)	(19.07)	(0.81)	—		—	(0.81)	$46.70	(28.98)%	2.50%	2.50%	(0.13)%	$9,534	350%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Amount is less than $0.005.

336	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraMid-Cap ProFund

Investor Class
Year ended July 31, 2012	$43.36	(0.34)	(3.15)	(3.49)	—	—	$39.87	(8.05)%	1.81%	1.81%	(0.92)%	$26,102	12%
Year ended July 31, 2011	$28.74	(0.44)	15.06	14.62	—	—	$43.36	50.87%	1.64%	1.64%	(1.06)%	$63,175	82%
Year ended July 31, 2010	$20.59	(0.22)	8.37	8.15	— (c)	— (c)	$28.74	39.60%	1.68%	1.68%	(0.76)%	$31,639	329%
Year ended July 31, 2009	$42.88	(0.09)	(22.19)	(22.28)	(0.01)	(0.01)	$20.59	(51.97)%	1.76%	1.76%	(0.44)%	$28,094	469%
Year ended July 31, 2008	$52.65	0.16	(9.54)	(9.38)	(0.39)	(0.39)	$42.88	(17.94)%	1.54%	1.54%	0.34%	$50,581	348%

Service Class
Year ended July 31, 2012	$39.41	(0.69)	(2.85)	(3.54)	—	—	$35.87	(8.98)%	2.81%	2.81%	(1.92)%	$1,579	12%
Year ended July 31, 2011	$26.38	(0.81)	13.84	13.03	—	—	$39.41	49.39%	2.64%	2.64%	(2.06)%	$2,032	82%
Year ended July 31, 2010	$19.09	(0.47)	7.76	7.29	—	—	$26.38	38.19%	2.68%	2.68%	(1.76)%	$2,535	329%
Year ended July 31, 2009	$40.09	(0.27)	(20.73)	(21.00)	—	—	$19.09	(52.38)%	2.76%	2.76%	(1.44)%	$1,862	469%
Year ended July 31, 2008	$49.36	(0.31)	(8.96)	(9.27)	—	—	$40.09	(18.76)%	2.54%	2.54%	(0.66)%	$4,747	348%

UltraSmall-Cap ProFund

Investor Class
Year ended July 31, 2012	$19.88	(0.20)	(2.22)	(2.42)	—	—	$17.46	(12.17)%	1.90%	1.89%	(1.21)%	$26,715	33%
Year ended July 31, 2011	$13.64	(0.25)	6.49	6.24	—	—	$19.88	45.75%	1.70%	1.70%	(1.31)%	$48,580	102%
Year ended July 31, 2010	$10.53	(0.16)	3.27	3.11	—	—	$13.64	29.53%	1.77%	1.76%	(1.23)%	$39,627	118%
Year ended July 31, 2009	$23.26	(0.07)	(12.65)	(12.72)	(0.01)	(0.01)	$10.53	(54.70)%	1.80%	1.80%	(0.73)%	$26,338	203%
Year ended July 31, 2008	$29.82	0.07	(6.61)	(6.54)	(0.02)	(0.02)	$23.26	(21.93)%	1.49%	1.49%	0.28%	$56,505	142%

Service Class
Year ended July 31, 2012	$17.84	(0.35)	(1.99)	(2.34)	—	—	$15.50	(13.12)%	2.90%	2.89%	(2.21)%	$760	33%
Year ended July 31, 2011	$12.36	(0.41)	5.89	5.48	—	—	$17.84	44.34%	2.69%	2.69%	(2.30)%	$2,366	102%
Year ended July 31, 2010	$9.64	(0.28)	3.00	2.72	—	—	$12.36	28.22%	2.77%	2.76%	(2.23)%	$1,939	118%
Year ended July 31, 2009	$21.53	(0.17)	(11.72)	(11.89)	—	—	$9.64	(55.23)%	2.80%	2.80%	(1.73)%	$1,933	203%
Year ended July 31, 2008	$27.87	(0.17)	(6.17)	(6.34)	—	—	$21.53	(22.75)%	2.49%	2.49%	(0.72)%	$3,355	142%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

Financial Highlights ::	337

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraDow 30 ProFund

Investor Class
Year ended July 31, 2012	$30.34	(0.24)	4.13	3.89	—	—	—	—		$34.23	12.82%		2.00%	1.73%	(0.78)%	$13,694	—
Year ended July 31, 2011	$22.39	(0.21)	8.16	7.95	—	—	—	—		$30.34	35.51%		1.78%	1.72%	(0.74)%	$18,046	— (c)
Year ended July 31, 2010	$17.35	(0.09)	5.13	5.04	— (d)	—	— (d)	—		$22.39	29.07%		1.79%	1.75%	(0.42)%	$9,690	181%
Year ended July 31, 2009	$31.25	0.05	(14.16)	(14.11)	(0.18)	—	(0.18)	0.39	(e)	$17.35	(43.87	)%(e)	1.84%	1.84%	0.33%	$13,891	230%
Year ended July 31, 2008	$44.69	0.52	(13.65)	(13.13)	(0.15)	(0.16)	(0.31)	—		$31.25	(29.58)%		1.55%	1.55%	1.27%	$22,668	282%

Service Class
Year ended July 31, 2012	$28.55	(0.52)	3.85	3.33	—	—	—	—		$31.88	11.62%		2.99%	2.72%	(1.77)%	$1,971	—
Year ended July 31, 2011	$21.28	(0.48)	7.75	7.27	—	—	—	—		$28.55	34.21%		2.78%	2.72%	(1.74)%	$1,951	— (c)
Year ended July 31, 2010	$16.64	(0.30)	4.94	4.64	—	—	—	—		$21.28	27.88%		2.79%	2.75%	(1.42)%	$5,297	181%
Year ended July 31, 2009	$29.98	(0.10)	(13.59)	(13.69)	(0.04)	—	(0.04)	0.39	(e)	$16.64	(44.37	)%(e)	2.84%	2.84%	(0.67)%	$2,295	230%
Year ended July 31, 2008	$43.18	0.14	(13.18)	(13.04)	—	(0.16)	(0.16)	—		$29.98	(30.31)%		2.55%	2.55%	0.27%	$2,693	282%

UltraNASDAQ-100 ProFund

Investor Class
Year ended July 31, 2012	$29.88	(0.32)	5.69	5.37	—	—	—	—		$35.25	17.97%		1.73%	1.73%	(1.04)%	$122,625	5%
Year ended July 31, 2011	$19.15	(0.26)	10.99	10.73	—	—	—	—		$29.88	56.03%		1.61%	1.61%	(1.02)%	$121,051	34%
Year ended July 31, 2010	$14.84	(0.20)	4.51	4.31	—	—	—	—		$19.15	29.04%		1.62%	1.62%	(1.09)%	$114,365	31%
Year ended July 31, 2009	$24.40	(0.12)	(9.44)	(9.56)	—	—	—	—		$14.84	(39.18)%		1.61%	1.61%	(0.99)%	$104,317	338%
Year ended July 31, 2008	$29.66	(0.14)	(5.12)	(5.26)	—	—	—	—		$24.40	(17.73)%		1.46%	1.46%	(0.48)%	$181,556	291%

Service Class
Year ended July 31, 2012	$26.48	(0.59)	5.06	4.47	—	—	—	—		$30.95	16.84%		2.73%	2.73%	(2.04)%	$5,450	5%
Year ended July 31, 2011	$17.14	(0.49)	9.83	9.34	—	—	—	—		$26.48	54.55%		2.61%	2.61%	(2.02)%	$5,684	34%
Year ended July 31, 2010	$13.40	(0.37)	4.11	3.74	—	—	—	—		$17.14	27.91%		2.62%	2.62%	(2.09)%	$8,268	31%
Year Ended July 31, 2009	$22.28	(0.24)	(8.64)	(8.88)	—	—	—	—		$13.40	(39.86)%		2.61%	2.61%	(1.99)%	$5,274	338%
Year Ended July 31, 2008	$27.34	(0.40)	(4.66)	(5.06)	—	—	—	—		$22.28	(18.51)%		2.46%	2.46%	(1.48)%	$10,493	291%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly decreased due to there being no sales or purchases of equity securities during the year.
(d)	Amount is less than $0.005.
(e)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $0.39 to the net asset value and 2.26% to the total return. Without this contribution, the net asset value and total return would have been lower.

338	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Contribution		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Ultralnternational ProFund

Investor Class
Year ended July 31, 2012	$14.14	(0.19)	(4.30)	(4.49)	—	—	—	—		$9.65	(31.75)%		1.88%	1.88%	(1.81)%	$30,135	—
Year ended July 31, 2011	$11.21	(0.22)	3.15	2.93	—	—	—	—		$14.14	26.14%		1.66%	1.63%	(1.56)%	$23,935	1,297	%(c)
Year ended July 31, 2010	$11.14	(0.21)	0.28	0.07	—	—	—	—		$11.21	0.63%		1.87%	1.73%	(1.66)%	$10,496	—
Year ended July 31, 2009	$25.09	(0.12)	(13.81)	(13.93)	(0.09)	—	(0.09)	0.07	(d)	$11.14	(55.14	)%(d)	1.84%	1.84%	(1.29)%	$19,350	—
Year ended July 31, 2008	$36.45	0.79	(11.86)	(11.07)	(0.29)	—	(0.29)	—		$25.09	(30.59)%		1.58%	1.58%	2.33%	$14,995	—

Service Class
Year ended July 31, 2012	$13.68	(0.29)	(4.15)	(4.44)	—	—	—	—		$9.24	(32.46)%		2.88%	2.88%	(2.81)%	$260	—
Year ended July 31, 2011	$10.96	(0.36)	3.08	2.72	—	—	—	—		$13.68	24.82%		2.66%	2.63%	(2.56)%	$639	1,297	%(c)
Year ended July 31, 2010	$11.00	(0.33)	0.29	(0.04)	—	—	—	—		$10.96	(0.36)%		2.87%	2.73%	(2.66)%	$1,245	—
Year ended July 31, 2009	$24.77	(0.23)	(13.61)	(13.84)	—	—	—	0.07	(d)	$11.00	(55.59	)%(d)	2.84%	2.84%	(2.29)%	$2,355	—
Year ended July 31, 2008	$36.06	0.45	(11.74)	(11.29)	—	—	—	—		$24.77	(31.31)%		2.58%	2.58%	1.33%	$5,049	—

UltraEmerging Markets ProFund

Investor Class
Year ended July 31, 2012	$16.60	0.03	(5.68)	(5.65)	(0.03)	—	(0.03)	—		$10.92	(34.06)%		1.72%	1.72%	0.20%	$27,680	190%
Year ended July 31, 2011	$14.53	0.05	2.02	2.07	—	—	—	—		$16.60	14.32%		1.66%	1.66%	0.28%	$46,541	137%
Year ended July 31, 2010	$12.30	(0.04)	2.27	2.23	—	—	—	—		$14.53	18.13%		1.63%	1.63%	(0.24)%	$63,667	134%
Year ended July 31, 2009	$29.73	0.05	(17.21)	(17.16)	(0.27)	—	(0.27)	—		$12.30	(57.03)%		1.61%	1.61%	0.48%	$88,047	50%
Year ended July 31, 2008	$45.85	1.10	(2.42)	(1.32)	(0.62)	(14.18)	(14.80)	—		$29.73	(11.04)%		1.44%	1.44%	2.51%	$123,040	381	%(e)

Service Class
Year ended July 31, 2012	$16.38	(0.10)	(5.58)	(5.68)	—	—	—	—		$10.70	(34.68)%		2.72%	2.72%	(0.80)%	$1,373	190%
Year ended July 31, 2011	$14.48	(0.12)	2.02	1.90	—	—	—	—		$16.38	13.12%		2.66%	2.66%	(0.72)%	$4,126	137%
Year ended July 31, 2010	$12.37	(0.18)	2.29	2.11	—	—	—	—		$14.48	17.06%		2.63%	2.63%	(1.24)%	$6,993	134%
Year ended July 31, 2009	$29.09	(0.05)	(16.67)	(16.72)	— (f)	—	— (f)	—		$12.37	(57.48)%		2.61%	2.61%	(0.52)%	$7,368	50%
Year ended July 31, 2008	$45.31	0.67	(2.35)	(1.68)	(0.36)	(14.18)	(14.54)	—		$29.09	(11.93)%		2.44%	2.44%	1.51%	$9,848	381	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.
(d)

The amounts include a voluntary capital contribution from the Advisor in connection with an investment valuation adjustment. The contribution represented $0.07 to the net asset value and 0.99% to the total return. Without this contribution, the net asset value and total return would have been lower.

(e)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of equity securities.
(f)	Amount is less than $0.005.

Financial Highlights ::	339

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)		Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
UltraLatin America ProFund

Investor Class
Year ended July 31, 2012	$13.16	0.09	(4.39)	(4.30)	(0.15)	—	(0.15)	$8.71	(32.69)%		1.78%	1.78%		0.88%	$19,331	128%
Year ended July 31, 2011	$11.15	0.07	2.01	2.08	(0.07)	—	(0.07)	$13.16	18.58%		1.66%	1.66%		0.50%	$30,002	88%
Year ended July 31, 2010	$7.99	0.06	3.12	3.18	(0.02)	—	(0.02)	$11.15	39.78%		1.64%	1.64%		0.56%	$46,022	172%
Year ended July 31, 2009	$27.80	0.03	(19.79)	(19.76)	(0.05)	—	(0.05)	$7.99	(70.90)%		1.80%	1.80%		0.53%	$41,757	654%
October 16, 2007 through July 31, 2008(d)	$30.00	0.19	(1.83)	(1.64)	(0.07)	(0.49)	(0.56)	$27.80	(5.47	)%(e)	1.66%	1.66	%(f)	0.75%	$28,156	685	%(e)

Service Class
Year ended July 31, 2012	$12.93	(0.01)	(4.30)	(4.31)	(0.03)	—	(0.03)	$8.59	(33.35)%		2.78%	2.78%		(0.12)%	$925	128%
Year ended July 31, 2011	$11.01	(0.06)	1.98	1.92	—	—	—	$12.93	17.44%		2.66%	2.66%		(0.50)%	$2,150	88%
Year ended July 31, 2010	$7.95	(0.05)	3.11	3.06	—	—	—	$11.01	38.32%		2.64%	2.64%		(0.44)%	$3,821	172%
Year ended July 31, 2009	$27.66	(0.02)	(19.69)	(19.71)	— (g)	—	— (g)	$7.95	(71.20)%		2.80%	2.80%		(0.47)%	$5,301	654%
October 16, 2007 through July 31, 2008(d)	$30.00	(0.07)	(1.73)	(1.80)	(0.05)	(0.49)	(0.54)	$27.66	(6.00	)%(e)	2.66%	2.66	%(f)	(0.25)%	$2,557	685	%(e)

UltraChina ProFund

Investor Class
Year ended July 31, 2012	$12.84	0.01	(6.46)	(6.45)	—	—	—	$6.39	(50.23)%		1.97%	1.73%		0.18%	$12,838	288%
Year ended July 31, 2011	$10.46	(0.08)	2.57	2.49	—	(0.11)	(0.11)	$12.84	23.88%		1.77%	1.73%		(0.65)%	$19,688	216%
Year ended July 31, 2010	$9.92	(0.07)	0.61	0.54	— (g)	—	— (g)	$10.46	5.45%		1.85%	1.71%		(0.72)%	$18,961	331%
Year ended July 31, 2009	$19.09	0.01	(9.16)	(9.15)	(0.02)	—	(0.02)	$9.92	(47.79)%		1.89%	1.86%		0.17%	$52,400	349%
February 4, 2008 through July 31, 2008(d)	$30.00	0.04	(10.95)	(10.91)	—	—	—	$19.09	(36.37	)%(e)	2.15%	1.95%		0.36%	$12,374	5	%(e)

Service Class
Year ended July 31, 2012	$12.42	(0.06)	(6.23)	(6.29)	—	—	—	$6.13	(50.64)%		2.97%	2.73%		(0.82)%	$440	288%
Year ended July 31, 2011	$10.23	(0.21)	2.51	2.30	—	(0.11)	(0.11)	$12.42	22.56%		2.77%	2.73%		(1.65)%	$836	216%
Year ended July 31, 2010	$9.81	(0.17)	0.59	0.42	—	—	—	$10.23	4.28%		2.85%	2.71%		(1.72)%	$1,041	331%
Year ended July 31, 2009	$18.99	(0.05)	(9.13)	(9.18)	—	—	—	$9.81	(48.34)%		2.89%	2.86%		(0.83)%	$3,754	349%
February 4, 2008 through July 31, 2008(d)	$30.00	(0.07)	(10.94)	(11.01)	—	—	—	$18.99	(36.70	)%(e)	3.15%	2.95%		(0.64)%	$574	5	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.64% and 2.64% for the Investor Class and Service Class, respectively, for the period ended July 31, 2008.

(g)	Amount is less than $0.005.

340	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraJapan ProFund

Investor Class
Year ended July 31, 2012	$7.75	(0.11)	(2.04)	(2.15)	—	—		—	—	$5.60	(27.87)%	2.01%	1.73%	(1.68)%	$12,021	—
Year ended July 31, 2011	$7.82	(0.13)	0.06	(0.07)	—	—		—	—	$7.75	(0.90)%	1.91%	1.73%	(1.66)%	$15,737	1,297	%(c)
Year ended July 31, 2010	$10.33	(0.17)	(2.34)	(2.51)	—	—		—	—	$7.82	(24.30)%	1.90%	1.79%	(1.73)%	$16,633	1,298	%(c)
Year ended July 31, 2009	$24.74	(0.12)	(14.17)	(14.29)	(0.09)	(0.03)		—	(0.12)	$10.33	(57.68)%	1.84%	1.84%	(1.15)%	$25,137	—
Year ended July 31, 2008	$47.88	0.69	(21.03)	(20.34)	(2.80)	—	(d)	—	(2.80)	$24.74	(44.16)%	1.66%	1.66%	2.09%	$63,590	—

Service Class
Year ended July 31, 2012	$7.16	(0.16)	(1.88)	(2.04)	—	—		—	—	$5.12	(28.59)%	3.01%	2.73%	(2.68)%	$315	—
Year ended July 31, 2011	$7.30	(0.21)	0.07	(0.14)	—	—		—	—	$7.16	(1.78)%	2.91%	2.73%	(2.66)%	$235	1,297	%(c)
Year ended July 31, 2010	$9.74	(0.26)	(2.18)	(2.44)	—	—		—	—	$7.30	(25.05)%	2.90%	2.79%	(2.73)%	$375	1,298	%(c)
Year ended July 31, 2009	$23.24	(0.21)	(13.29)	(13.50)	—	—		—	—	$9.74	(58.09)%	2.84%	2.84%	(2.15)%	$797	—
Year ended July 31, 2008	$44.57	0.36	(19.73)	(19.37)	(1.96)	—	(d)	—	(1.96)	$23.24	(44.74)%	2.66%	2.66%	1.09%	$1,103	—

Bear ProFund

Investor Class
Year ended July 31, 2012	$19.02	(0.31)	(2.51)	(2.82)	—	—		—	—	$16.20	(14.87)%	1.75%	1.73%	(1.69)%	$28,690	—
Year ended July 31, 2011	$23.60	(0.34)	(4.24)	(4.58)	—	—		—	—	$19.02	(19.36)%	1.74%	1.74%	(1.64)%	$57,483	1,297	%(c)
Year ended July 31, 2010	$28.28	(0.38)	(4.30)	(4.68)	—	—		—	—	$23.60	(16.55)%	1.65%	1.65%	(1.56)%	$94,598	1,300	%(c)
Year ended July 31, 2009	$29.15	(0.37)	1.43	1.06	(0.07)	—		(1.86)	(1.93)	$28.28	2.26%	1.68%	1.68%	(1.09)%	$74,982	—
Year ended July 31, 2008	$26.32	0.39	3.28	3.67	(0.83)	(0.01)		—	(0.84)	$29.15	14.48%	1.56%	1.56%	1.41%	$157,729	—

Service Class
Year ended July 31, 2012	$19.07	(0.48)	(2.51)	(2.99)	—	—		—	—	$16.08	(15.68)%	2.73%	2.71%	(2.67)%	$10,178	—
Year ended July 31, 2011	$23.90	(0.55)	(4.28)	(4.83)	—	—		—	—	$19.07	(20.21)%	2.74%	2.74%	(2.64)%	$3,503	1,297	%(c)
Year ended July 31, 2010	$28.92	(0.63)	(4.39)	(5.02)	—	—		—	—	$23.90	(17.36)%	2.65%	2.65%	(2.56)%	$3,332	1,300	%(c)
Year ended July 31, 2009	$30.02	(0.71)	1.47	0.76	—	—		(1.86)	(1.86)	$28.92	1.24%	2.68%	2.68%	(2.09)%	$2,308	—
Year ended July 31, 2008	$26.57	0.11	3.42	3.53	(0.08)	—	(d)	—	(0.08)	$30.02	13.33%	2.56%	2.56%	0.41%	$2,797	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.
(d)	Amount is less than $0.005.

Financial Highlights ::	341

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Short Small-Cap ProFund

Investor Class
Year ended July 31, 2012	$8.69	(0.14)	(0.99)	(1.13)	—	—	—		$7.56	(13.00)%		2.21%	1.73%	(1.68)%	$6,534	—
Year ended July 31, 2011	$11.59	(0.16)	(2.74)	(2.90)	—	—	—		$8.69	(25.02)%		1.95%	1.73%	(1.63)%	$14,709	—
Year ended July 31, 2010	$15.06	(0.23)	(3.24)	(3.47)	—	—	—		$11.59	(23.04)%		2.00%	1.84%	(1.77)%	$7,854	—
Year ended July 31, 2009	$16.40	(0.22)	(0.84)	(1.06)	(0.28)	(0.28)	—		$15.06	(6.87)%		1.82%	1.82%	(1.17)%	$16,287	—
Year ended July 31, 2008	$16.48	0.35	0.40	0.75	(0.83)	(0.83)	—		$16.40	4.80%		1.62%	1.62%	2.13%	$10,935	—

Service Class
Year ended July 31, 2012	$9.02	(0.23)	(1.00)	(1.23)	—	—	—		$7.79	(13.64)%		3.21%	2.73%	(2.68)%	$1,535	—
Year ended July 31, 2011	$12.14	(0.26)	(2.86)	(3.12)	—	—	—		$9.02	(25.70)%		2.95%	2.73%	(2.63)%	$667	—
Year ended July 31, 2010	$15.96	(0.37)	(3.45)	(3.82)	—	—	—		$12.14	(23.93)%		3.00%	2.84%	(2.77)%	$18,870	—
Year ended July 31, 2009	$17.30	(0.41)	(0.93)	(1.34)	—	—	—		$15.96	(7.75)%		2.82%	2.82%	(2.17)%	$6,013	—
Year ended July 31, 2008	$17.25	0.18	0.46	0.64	(0.59)	(0.59)	—		$17.30	3.89%		2.62%	2.62%	1.13%	$1,241	—

Short NASDAQ-100 ProFund

Investor Class
Year ended July 31, 2012	$8.53	(0.13)	(1.46)	(1.59)	—	—	—		$6.94	(18.64)%		2.00%	1.73%	(1.66)%	$3,469	—
Year ended July 31, 2011	$11.42	(0.15)	(2.74)	(2.89)	—	—	—		$8.53	(25.31)%		1.92%	1.73%	(1.64)%	$13,386	1,297	%(c)
Year ended July 31, 2010	$14.16	(0.20)	(2.54)	(2.74)	—	—	—		$11.42	(19.35)%		1.83%	1.71%	(1.64)%	$6,488	1,298	%(c)
Year ended July 31, 2009	$15.29	(0.25)	(2.26)	(2.51)	(0.06)	(0.06)	1.44	(d)	$14.16	(7.10	)%(d)	1.99%	1.86%	(1.43)%	$9,957	—
Year ended July 31, 2008	$16.24	0.29	0.08	0.37	(1.32)	(1.32)	—		$15.29	3.15%		1.74%	1.71%	1.85%	$11,365	—

Service Class
Year ended July 31, 2012	$8.33	(0.20)	(1.44)	(1.64)	—	—	—		$6.69	(19.69)%		3.00%	2.73%	(2.66)%	$577	—
Year ended July 31, 2011	$11.26	(0.24)	(2.69)	(2.93)	—	—	—		$8.33	(25.96)%		2.92%	2.73%	(2.64)%	$2,450	1,297	%(c)
Year ended July 31, 2010	$14.09	(0.32)	(2.51)	(2.83)	—	—	—		$11.26	(20.16)%		2.83%	2.71%	(2.64)%	$257	1,298	%(c)
Year ended July 31, 2009	$15.33	(0.44)	(2.24)	(2.68)	—	—	1.44	(d)	$14.09	(8.09	)%(d)	2.99%	2.86%	(2.43)%	$137	—
Year ended July 31, 2008	$15.96	0.13	0.12	0.25	(0.88)	(0.88)	—		$15.33	2.16%		2.74%	2.71%	0.85%	$479	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.
(d)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $1.44 to the net asset value and 7.19% to the total return. Without this contribution, the net asset value and total return would be lower.

342	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraBear ProFund

Investor Class
Year ended July 31, 2012	$6.00	(0.09)	(1.78)	(1.87	)(c)	—	—		—	$4.13	(31.17	)%(c)	1.69%	1.69%	(1.64)%	$28,402	—
Year ended July 31, 2011	$9.31	(0.11)	(3.20)	(3.31)		—	—		—	$6.00	(35.55)%		1.64%	1.64%	(1.55)%	$43,304	1,297	%(d)
Year ended July 31, 2010	$13.69	(0.16)	(4.22)	(4.38)		—	—		—	$9.31	(31.99)%		1.62%	1.62%	(1.54)%	$73,551	1,300	%(d)
Year ended July 31, 2009	$16.10	(0.22)	(2.06)	(2.28)		(0.05)	(0.08)		(0.13)	$13.69	(14.45)%		1.59%	1.59%	(1.07)%	$73,061	—
Year ended July 31, 2008	$13.62	0.26	2.68	2.94		(0.46)	—	(e)	(0.46)	$16.10	22.51%		1.49%	1.49%	1.85%	$122,417	—

Service Class
Year ended July 31, 2012	$5.91	(0.14)	(1.74)	(1.88	)(c)	—	—		—	$4.03	(31.81	)%(c)	2.67%	2.67%	(2.62)%	$701	—
Year ended July 31, 2011	$9.26	(0.18)	(3.17)	(3.35)		—	—		—	$5.91	(36.18)%		2.64%	2.64%	(2.55)%	$3,433	1,297	%(d)
Year ended July 31, 2010	$13.72	(0.27)	(4.19)	(4.46)		—	—		—	$9.26	(32.51)%		2.62%	2.62%	(2.54)%	$5,668	1,300	%(d)
Year ended July 31, 2009	$16.19	(0.42)	(2.05)	(2.47)		—	—		—	$13.72	(15.26)%		2.58%	2.58%	(2.06)%	$6,555	—
Year ended July 31, 2008	$13.57	0.12	2.73	2.85		(0.23)	—	(e)	(0.23)	$16.19	21.45%		2.49%	2.49%	0.85%	$10,981	—

UltraShort Mid-Cap ProFund

Investor Class
Year ended July 31, 2012	$3.17	(0.05)	(0.77)	(0.82)		—	—		—	$2.35	(25.87)%		2.51%	1.73%	(1.69)%	$2,710	—
Year ended July 31, 2011	$5.58	(0.06)	(2.35)	(2.41)		—	—		—	$3.17	(43.09)%		2.70%	1.73%	(1.65)%	$5,956	—
Year ended July 31, 2010	$10.06	(0.12)	(4.36)	(4.48)		—	—		—	$5.58	(44.63)%		2.24%	1.85%	(1.78)%	$3,203	—
Year ended July 31, 2009	$13.73	(0.23)	(3.09)	(3.32)		(0.35)	—		(0.35)	$10.06	(25.44)%		1.87%	1.79%	(1.33)%	$6,389	—
Year ended July 31, 2008	$13.20	0.31	0.40	0.71		(0.18)	—		(0.18)	$13.73	5.50%		1.63%	1.57%	2.30%	$7,390	—

Service Class
Year ended July 31, 2012	$3.07	(0.08)	(0.73)	(0.81)		—	—		—	$2.26	(26.38)%		3.51%	2.73%	(2.69)%	$352	—
Year ended July 31, 2011	$5.45	(0.10)	(2.28)	(2.38)		—	—		—	$3.07	(43.67)%		3.70%	2.73%	(2.65)%	$659	—
Year ended July 31, 2010	$9.93	(0.19)	(4.29)	(4.48)		—	—		—	$5.45	(45.12)%		3.24%	2.85%	(2.78)%	$353	—
Year ended July 31, 2009	$13.53	(0.40)	(3.11)	(3.51)		(0.09)	—		(0.09)	$9.93	(26.27)%		2.87%	2.79%	(2.33)%	$277	—
Year ended July 31, 2008	$13.00	0.17	0.40	0.57		(0.04)	—		(0.04)	$13.53	4.39%		2.63%	2.57%	1.30%	$1,813	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amounts include a write-off from an allowance on a receivable from a financial intermediary. The amount represented $0.02 to the net asset value and 0.34% to the total return. The net asset value and total return would have been higher absent this amount.

(d)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.
(e)	Amount is less than $0.005.

Financial Highlights ::	343

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraShort Small-Cap ProFund(c)

Investor Class
Year ended July 31, 2012	$12.65	(0.17)	(3.85)	(4.02)	—	—	—	$8.63	(31.78)%	2.05%	1.73%	(1.68)%	$15,298	—
Year ended July 31, 2011	$22.85	(0.25)	(9.95)	(10.20)	—	—	—	$12.65	(44.64)%	1.93%	1.73%	(1.63)%	$11,983	1,297	%(d)
Year ended July 31, 2010	$41.15	(0.45)	(17.85)	(18.30)	—	—	—	$22.85	(44.40)%	1.86%	1.66%	(1.59)%	$34,025	1,300	%(d)
Year ended July 31, 2009	$68.65	(0.65)	(20.50)	(21.15)	(6.35)	—	(6.35)	$41.15	(35.45)%	2.05%	1.88%	(0.95)%	$20,224	—
Year ended July 31, 2008	$69.95	1.50	(1.25)	0.25	(1.55)	—	(1.55)	$68.65	0.45%	1.46%	1.46%	2.10%	$134,257	—

Service Class
Year ended July 31, 2012	$12.90	(0.29)	(3.89)	(4.18)	—	—	—	$8.72	(32.40)%	3.05%	2.73%	(2.68)%	$906	—
Year ended July 31, 2011	$23.50	(0.40)	(10.20)	(10.60)	—	—	—	$12.90	(45.11)%	2.93%	2.73%	(2.63)%	$2,023	1,297	%(d)
Year ended July 31, 2010	$42.80	(0.75)	(18.55)	(19.30)	—	—	—	$23.50	(45.09)%	2.86%	2.66%	(2.59)%	$4,430	1,300	%(d)
Year ended July 31, 2009	$68.70	(1.35)	(22.30)	(23.65)	(2.25)	—	(2.25)	$42.80	(36.03)%	3.05%	2.88%	(1.95)%	$13,639	—
Year ended July 31, 2008	$70.05	0.80	(1.15)	(0.35)	(1.00)	—	(1.00)	$68.70	(0.47)%	2.46%	2.46%	1.10%	$9,994	—

UltraShort Dow 30 ProFund

Investor Class
Year ended July 31, 2012	$7.34	(0.11)	(2.03)	(2.14)	—	—	—	$5.20	(29.16)%	2.31%	1.73%	(1.69)%	$5,536	—
Year ended July 31, 2011	$11.16	(0.14)	(3.68)	(3.82)	—	—	—	$7.34	(34.29)%	2.05%	1.73%	(1.64)%	$10,275	—
Year ended July 31, 2010	$17.37	(0.22)	(5.98)	(6.20)	—	(0.01)	(0.01)	$11.16	(35.64)%	1.87%	1.80%	(1.72)%	$9,392	—
Year ended July 31, 2009	$20.35	(0.31)	(2.57)	(2.88)	—	(0.10)	(0.10)	$17.37	(14.26)%	1.86%	1.86%	(1.31)%	$10,516	—
Year ended July 31, 2008	$17.09	0.31	3.67	3.98	(0.72)	—	(0.72)	$20.35	24.47%	1.66%	1.66%	1.75%	$16,981	—

Service Class
Year ended July 31, 2012	$7.09	(0.17)	(1.95)	(2.12)	—	—	—	$4.97	(29.90)%	3.31%	2.73%	(2.69)%	$305	—
Year ended July 31, 2011	$10.90	(0.23)	(3.58)	(3.81)	—	—	—	$7.09	(34.95)%	3.05%	2.73%	(2.64)%	$1,264	—
Year ended July 31, 2010	$17.12	(0.33)	(5.88)	(6.21)	—	(0.01)	(0.01)	$10.90	(36.28)%	2.87%	2.80%	(2.72)%	$1,231	—
Year ended July 31, 2009	$20.27	(0.55)	(2.50)	(3.05)	—	(0.10)	(0.10)	$17.12	(15.15)%	2.86%	2.86%	(2.31)%	$127	—
Year ended July 31, 2008	$16.78	0.13	3.69	3.82	(0.33)	—	(0.33)	$20.27	23.32%	2.66%	2.66%	0.75%	$1,176	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Adjusted for 1:5 reverse stock split that occurred on October 17, 2011.
(d)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.

344	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraShort NASDAQ-100 ProFund(c)

Investor Class
Year ended July 31, 2012	$13.55	(0.20)	(4.61)		(4.81)	—	—		—	$8.74	(35.50)%	1.94%	1.87%		(1.82)%	$17,181	—
Year ended July 31, 2011	$24.30	(0.30)	(10.45)		(10.75)	—	—		—	$13.55	(44.24)%	1.77%	1.77%		(1.68)%	$19,242	1,297	%(d)
Year ended July 31, 2010	$38.20	(0.45)	(13.45)		(13.90)	—	—		—	$24.30	(36.39)%	1.73%	1.73%		(1.66)%	$31,146	1,300	%(d)
Year ended July 31, 2009	$53.85	(0.65)	(14.00)		(14.65)	(0.70)	(0.30)		(1.00)	$38.20	(28.19)%	1.67%	1.67%		(1.01)%	$39,663	—
Year ended July 31, 2008	$58.15	1.10	(2.40)		(1.30)	(3.00)	—	(e)	(3.00)	$53.85	(1.17)%	1.50%	1.50%		2.05%	$118,583	—

Service Class
Year ended July 31, 2012	$14.10	(0.33)	(4.78)		(5.11)	—	—		—	$8.99	(36.24)%	2.91%	2.84%		(2.79)%	$527	—
Year ended July 31, 2011	$25.50	(0.45)	(10.95)		(11.40)	—	—		—	$14.10	(44.71)%	2.77%	2.77%		(2.68)%	$511	1,297	%(d)
Year ended July 31, 2010	$40.50	(0.80)	(14.20)		(15.00)	—	—		—	$25.50	(37.04)%	2.73%	2.73%		(2.66)%	$622	1,300	%(d)
Year ended July 31, 2009	$56.95	(1.20)	(15.25)		(16.45)	—	—		—	$40.50	(28.88)%	2.67%	2.67%		(2.01)%	$39,465	—
Year ended July 31, 2008	$60.45	0.55	(2.30)		(1.75)	(1.75)	—	(e)	(1.75)	$56.95	(2.29)%	2.50%	2.50%		1.05%	$2,251	—

UltraShort International ProFund

Investor Class
Year ended July 31, 2012	$7.47	(0.13)	(0.33	)(f)	(0.46)	—	—		—	$7.01	(6.28)%	1.75%	1.74	%(g)	(1.68)%	$14,925	—
Year ended July 31, 2011	$11.76	(0.15)	(4.14)		(4.29)	—	—		—	$7.47	(36.39)%	1.84%	1.84%		(1.76)%	$12,391	—
Year ended July 31, 2010	$16.38	(0.24)	(4.38)		(4.62)	—	—		—	$11.76	(28.21)%	1.91%	1.89%		(1.80)%	$13,924	—
Year ended July 31, 2009	$25.48	(0.26)	(8.44)		(8.70)	(0.40)	—		(0.40)	$16.38	(34.83)%	1.72%	1.72%		(0.84)%	$10,331	—
Year ended July 31, 2008	$21.88	0.43	4.05		4.48	(0.88)	—		(0.88)	$25.48	21.69%	1.62%	1.62%		1.93%	$45,556	—

Service Class
Year ended July 31, 2012	$7.34	(0.21)	(0.31	)(f)	(0.52)	—	—		—	$6.82	(7.08)%	2.75%	2.74	%(g)	(2.68)%	$2,252	—
Year ended July 31, 2011	$11.67	(0.24)	(4.09)		(4.33)	—	—		—	$7.34	(37.10)%	2.84%	2.84%		(2.76)%	$1,179	—
Year ended July 31, 2010	$16.42	(0.37)	(4.38)		(4.75)	—	—		—	$11.67	(28.93)%	2.91%	2.89%		(2.80)%	$1,652	—
Year ended July 31, 2009	$25.49	(0.59)	(8.42)		(9.01)	(0.06)	—		(0.06)	$16.42	(35.45)%	2.72%	2.72%		(1.84)%	$531	—
Year ended July 31, 2008	$22.00	0.20	4.08		4.28	(0.79)	—		(0.79)	$25.49	20.48%	2.62%	2.62%		0.93%	$3,491	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Adjusted for 1:5 reverse stock split that occurred on October 17, 2011.
(d)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

Financial Highlights ::	345

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
UltraShort Emerging Markets ProFund(d)

Investor Class
Year ended July 31, 2012	$12.10	(0.21)	0.23 (e)	0.02	—	—	$12.12	0.17%		2.27%	1.73%	(1.68)%	$8,604	—
Year ended July 31, 2011	$16.80	(0.20)	(4.50)	(4.70)	—	—	$12.10	(27.98)%		1.85%	1.73%	(1.64)%	$4,346	—
Year ended July 31, 2010	$28.20	(0.30)	(11.10)	(11.40)	—	—	$16.80	(40.43)%		2.07%	1.78%	(1.69)%	$5,356	1,298	%(f)
Year ended July 31, 2009	$82.20	(0.50)	(51.90)	(52.40)	(1.60)	(1.60)	$28.20	(65.05)%		1.74%	1.69%	(0.62)%	$8,340	—
Year ended July 31, 2008	$135.10	2.00	(48.80)	(46.80)	(6.10)	(6.10)	$82.20	(33.95)%		1.53%	1.53%	2.35%	$66,212	—

Service Class
Year ended July 31, 2012	$11.90	(0.34)	0.33 (e)	(0.01)	—	—	$11.89	(0.08)%		3.27%	2.73%	(2.68)%	$321	—
Year ended July 31, 2011	$16.80	(0.30)	(4.60)	(4.90)	—	—	$11.90	(29.17)%		2.85%	2.73%	(2.64)%	$813	—
Year ended July 31, 2010	$28.50	(0.50)	(11.20)	(11.70)	—	—	$16.80	(41.05)%		3.07%	2.78%	(2.69)%	$2,365	1,298	%(f)
Year ended July 31, 2009	$82.30	(1.40)	(52.40)	(53.80)	—	—	$28.50	(65.37)%		2.74%	2.69%	(1.62)%	$575	—
Year ended July 31, 2008	$135.30	1.20	(48.70)	(47.50)	(5.50)	(5.50)	$82.30	(34.52)%		2.53%	2.53%	1.35%	$4,705	—

UltraShort Latin America ProFund(d)

Investor Class
Year ended July 31, 2012	$15.70	(0.26)	(0.34)	(0.60)	—	—	$15.10	(3.82)%		2.50%	1.73%	(1.67)%	$4,796	—
Year ended July 31, 2011	$22.80	(0.30)	(6.80)	(7.10)	—	—	$15.70	(31.14)%		2.91%	1.73%	(1.64)%	$3,153	—
Year ended July 31, 2010	$49.00	(0.50)	(25.70)	(26.20)	—	—	$22.80	(53.47)%		2.30%	1.71%	(1.63)%	$3,699	—
Year ended July 31, 2009	$189.00	(1.50)	(138.50)	(140.00)	—	—	$49.00	(74.07)%		2.23%	1.80%	(1.25)%	$3,655	—
October 16, 2007 through July 31, 2008(g)	$300.00	1.30	(111.40)	(110.10)	(0.90)	(0.90)	$189.00	(36.75	)%(h)	2.66%	1.95%	0.88%	$3,113	—

Service Class
Year ended July 31, 2012	$15.10	(0.42)	(0.25)	(0.67)	—	—	$14.43	(4.44)%		3.50%	2.73%	(2.67)%	$316	—
Year ended July 31, 2011	$22.30	(0.50)	(6.70)	(7.20)	—	—	$15.10	(31.98)%		3.91%	2.73%	(2.64)%	$222	—
Year ended July 31, 2010	$48.20	(0.80)	(25.10)	(25.90)	—	—	$22.30	(53.94)%		3.30%	2.71%	(2.63)%	$407	—
Year ended July 31, 2009	$188.00	(2.20)	(137.60)	(139.80)	—	—	$48.20	(74.35)%		3.23%	2.80%	(2.25)%	$3,910	—
October 16, 2007 through July 31, 2008(g)	$300.00	(0.20)	(111.00)	(111.20)	(0.80)	(0.80)	$188.00	(37.15	)%(h)	3.66%	2.95%	(0.12)%	$43	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Adjusted for 1:10 reverse stock split that occurred on October 17, 2011.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.
(g)	Period from commencement of operations.
(h)	Not annualized for periods less than one year.

346	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
UltraShort China ProFund

Investor Class
Year ended July 31, 2012	$4.62	(0.09)	1.20	1.11	—	—	$5.73	24.29%		2.56%	1.73%	(1.67)%	$4,349	—
Year ended July 31, 2011	$7.24	(0.09)	(2.53)	(2.62)	—	—	$4.62	(36.33)%		2.68%	1.73%	(1.64)%	$1,801	—
Year ended July 31, 2010	$11.08	(0.15)	(3.69)	(3.84)	—	—	$7.24	(34.66)%		2.78%	1.80%	(1.71)%	$4,365	—
Year ended July 31, 2009	$35.97	(0.35)	(24.54)	(24.89)	—	—	$11.08	(69.20)%		3.27%	1.95%	(1.12)%	$4,213	—
February 4, 2008 through July 31, 2008(d)	$30.00	0.05	5.92	5.97	—	—	$35.97	19.90	%(e)	2.65%	1.94%	0.31%	$4,656	—

Service Class
Year ended July 31, 2012	$4.48	(0.14)	1.16	1.02	—	—	$5.50	22.77%		3.56%	2.73%	(2.67)%	$151	—
Year ended July 31, 2011	$7.09	(0.14)	(2.47)	(2.61)	—	—	$4.48	(36.81)%		3.63%	2.68%	(2.59)%	$232	—
Year ended July 31, 2010	$10.91	(0.24)	(3.58)	(3.82)	—	—	$7.09	(35.01)%		3.76%	2.78%	(2.69)%	$460	—
Year ended July 31, 2009	$35.79	(0.67)	(24.21)	(24.88)	—	—	$10.91	(69.52)%		4.27%	2.95%	(2.12)%	$12	—
February 4, 2008 through July 31, 2008(d)	$30.00	(0.11)	5.90	5.79	—	—	$35.79	19.30	%(e)	3.65%	2.94%	(0.69)%	$310	—

UltraShort Japan ProFund

Investor Class
Year ended July 31, 2012	$21.38	(0.39)	2.12 (f)	1.73	—	—	$23.11	8.09%		3.25%	1.73%	(1.69)%	$2,170	—
Year ended July 31, 2011	$27.35	(0.40)	(5.57)	(5.97)	—	—	$21.38	(21.83)%		2.61%	1.73%	(1.65)%	$1,570	—
Year ended July 31, 2010	$27.51	(0.43)	0.27	(0.16)	—	—	$27.35	(0.58)%		2.47%	1.70%	(1.65)%	$5,137	—
Year ended July 31, 2009	$37.52	(0.45)	(9.56)	(10.01)	—	—	$27.51	(26.68)%		2.14%	1.63%	(0.98)%	$7,458	—
Year ended July 31, 2008	$26.89	0.56	10.77	11.33	(0.70)	(0.70)	$37.52	42.70%		1.75%	1.67%	1.60%	$7,404	—

Service Class
Year ended July 31, 2012	$20.99	(0.63)	2.13 (f)	1.50	—	—	$22.49	7.10%		4.25%	2.73%	(2.69)%	$38	—
Year ended July 31, 2011	$27.12	(0.63)	(5.50)	(6.13)	—	—	$20.99	(22.57)%		3.61%	2.73%	(2.65)%	$59	—
Year ended July 31, 2010	$27.55	(0.69)	0.26	(0.43)	—	—	$27.12	(1.56)%		3.47%	2.70%	(2.65)%	$353	—
Year ended July 31, 2009	$37.97	(0.93)	(9.49)	(10.42)	—	—	$27.55	(27.44)%		3.14%	2.63%	(1.98)%	$226	—
Year ended July 31, 2008	$27.26	0.19	10.98	11.17	(0.46)	(0.46)	$37.97	41.33%		2.75%	2.67%	0.60%	$773	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights ::	347

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Banks UltraSector ProFund

Investor Class
Year ended July 31, 2012	$5.40	(0.01)	(0.53	)(c)	(0.54)	—	—	$4.86	(10.00)%	1.90%	1.73%	(0.32)%	$14,303	254%
Year ended July 31, 2011	$6.20	(0.06)	(0.74)		(0.80)	—	—	$5.40	(12.90)%	1.89%	1.73%	(0.93)%	$14,575	474%
Year ended July 31, 2010	$5.63	(0.08)	0.65		0.57	— (d)	— (d)	$6.20	10.13%	1.94%	1.71%	(1.12)%	$15,082	800%
Year ended July 31, 2009	$18.02	0.03	(12.04)		(12.01)	(0.38)	(0.38)	$5.63	(67.23)%	1.92%	1.63%	0.50%	$13,855	1,350%
Year ended July 31, 2008	$36.99	0.82	(19.52)		(18.70)	(0.27)	(0.27)	$18.02	(50.80)%	1.98%	1.55%	3.54%	$16,348	1,222%

Service Class
Year ended July 31, 2012	$5.37	(0.06)	(0.53	)(c)	(0.59)	—	—	$4.78	(10.99)%	2.90%	2.73%	(1.32)%	$807	254%
Year ended July 31, 2011	$6.23	(0.12)	(0.74)		(0.86)	—	—	$5.37	(13.80)%	2.89%	2.73%	(1.93)%	$685	474%
Year ended July 31, 2010	$5.71	(0.14)	0.66		0.52	—	—	$6.23	9.11%	2.94%	2.71%	(2.12)%	$1,130	800%
Year ended July 31, 2009	$18.29	(0.03)	(12.24)		(12.27)	(0.31)	(0.31)	$5.71	(67.51)%	2.92%	2.63%	(0.50)%	$1,178	1,350%
Year ended July 31, 2008	$37.70	0.56	(19.85)		(19.29)	(0.12)	(0.12)	$18.29	(51.30)%	2.98%	2.55%	2.54%	$1,985	1,222%

Basic Materials UltraSector ProFund

Investor Class
Year ended July 31, 2012	$50.86	(0.15)	(13.60)		(13.75)	—	—	$37.11	(27.04)%	1.88%	1.85%	(0.37)%	$14,253	125%
Year ended July 31, 2011	$35.15	(0.14)	15.85		15.71	—	—	$50.86	44.69%	1.72%	1.72%	(0.30)%	$27,314	143%
Year ended July 31, 2010	$26.88	(0.11)	8.38		8.27	— (d)	— (d)	$35.15	30.78%	1.76%	1.73%	(0.32)%	$25,070	331%
Year ended July 31, 2009	$62.92	0.09	(35.92)		(35.83)	(0.21)	(0.21)	$26.88	(56.78)%	1.74%	1.74%	0.36%	$31,938	381%
Year ended July 31, 2008	$55.39	0.42	7.66		8.08	(0.55)	(0.55)	$62.92	14.57%	1.56%	1.56%	0.66%	$78,070	273%

Service Class
Year ended July 31, 2012	$49.00	(0.53)	(13.08)		(13.61)	—	—	$35.39	(27.79)%	2.88%	2.85%	(1.37)%	$1,410	125%
Year ended July 31, 2011	$34.20	(0.61)	15.41		14.80	—	—	$49.00	43.26%	2.72%	2.72%	(1.30)%	$1,846	143%
Year ended July 31, 2010	$26.41	(0.44)	8.23		7.79	—	—	$34.20	29.53%	2.76%	2.73%	(1.32)%	$3,639	331%
Year ended July 31, 2009	$61.74	(0.13)	(35.20)		(35.33)	—	—	$26.41	(57.22)%	2.74%	2.74%	(0.64)%	$5,009	381%
Year ended July 31, 2008	$54.44	(0.20)	7.50		7.30	— (d)	— (d)	$61.74	13.41%	2.56%	2.56%	(0.34)%	$5,108	273%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Amount is less than $0.005.

348	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Biotechnology UltraSector ProFund

Investor Class
Year ended July 31, 2012	$61.97	(0.94)	27.06	26.12	—	—	$88.09	42.15%	2.00%	1.73%	(1.36)%	$21,019	37%
Year ended July 31, 2011	$49.13	(1.04)	13.88	12.84	—	—	$61.97	26.13%	1.97%	1.87%	(1.80)%	$9,779	297%
Year ended July 31, 2010	$55.30	(0.93)	(5.24)	(6.17)	—	—	$49.13	(11.16)%	1.92%	1.92%	(1.78)%	$7,700	762%
Year ended July 31, 2009	$70.12	(0.74)	(14.08)	(14.82)	—	—	$55.30	(21.14)%	1.73%	1.72%	(1.43)%	$14,796	519%
Year ended July 31, 2008	$51.15	(0.29)	19.26	18.97	—	—	$70.12	37.09%	1.60%	1.55%	(0.54)%	$75,766	373%

Service Class
Year ended July 31, 2012	$55.67	(1.56)	24.24	22.68	—	—	$78.35	40.72%	3.00%	2.73%	(2.36)%	$1,625	37%
Year ended July 31, 2011	$44.57	(1.57)	12.67	11.10	—	—	$55.67	24.93%	2.97%	2.87%	(2.80)%	$767	297%
Year ended July 31, 2010	$50.64	(1.42)	(4.65)	(6.07)	—	—	$44.57	(11.99)%	2.92%	2.92%	(2.78)%	$701	762%
Year ended July 31, 2009	$64.84	(1.22)	(12.98)	(14.20)	—	—	$50.64	(21.90)%	2.73%	2.72%	(2.43)%	$1,282	519%
Year ended July 31, 2008	$47.77	(0.80)	17.87	17.07	—	—	$64.84	35.73%	2.60%	2.55%	(1.54)%	$5,049	373%

Consumer Goods UltraSector ProFund

Investor Class
Year ended July 31, 2012	$42.09	(0.05)	5.35	5.30	—	—	$47.39	12.59%	2.73%	1.73%	(0.12)%	$3,659	449%
Year ended July 31, 2011	$32.54	0.04	9.51	9.55	—	—	$42.09	29.35%	3.26%	1.73%	0.09%	$2,165	844%
Year ended July 31, 2010	$27.19	0.11	5.28	5.39	(0.04)	(0.04)	$32.54	19.82%	2.87%	1.72%	0.36%	$2,417	1,128%
Year ended July 31, 2009	$34.24	0.09	(6.59)	(6.50)	(0.55)	(0.55)	$27.19	(18.76)%	3.41%	1.63%	0.34%	$5,829	1,093%
Year ended July 31, 2008	$38.00	0.51	(4.08)	(3.57)	(0.19)	(0.19)	$34.24	(9.46)%	2.47%	1.55%	1.29%	$1,028	993%

Service Class
Year ended July 31, 2012	$40.76	(0.48)	5.16	4.68	—	—	$45.44	11.48%	3.73%	2.73%	(1.12)%	$774	449%
Year ended July 31, 2011	$31.84	(0.34)	9.26	8.92	—	—	$40.76	28.01%	4.26%	2.73%	(0.91)%	$401	844%
Year ended July 31, 2010	$26.86	(0.20)	5.18	4.98	—	—	$31.84	18.54%	3.87%	2.72%	(0.64)%	$729	1,128%
Year ended July 31, 2009	$33.75	(0.19)	(6.44)	(6.63)	(0.26)	(0.26)	$26.86	(19.52)%	4.41%	2.63%	(0.66)%	$164	1,093%
Year ended July 31, 2008	$37.63	0.13	(4.01)	(3.88)	—	—	$33.75	(10.33)%	3.47%	2.55%	0.29%	$202	993%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights ::	349

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Consumer Services UltraSector ProFund

Investor Class
Year ended July 31, 2012	$31.28	(0.27)	6.34		6.07	—	—	$37.35	19.37%	2.22%	1.73%	(0.81)%	$5,384	232%
Year ended July 31, 2011	$22.57	(0.16)	8.87		8.71	—	—	$31.28	38.64%	2.78%	1.73%	(0.56)%	$3,099	380%
Year ended July 31, 2010	$17.41	(0.19)	5.35		5.16	—	—	$22.57	29.64%	2.79%	1.72%	(0.83)%	$2,216	857%
Year ended July 31, 2009	$23.02	(0.08)	(5.53)		(5.61)	—	—	$17.41	(24.37)%	3.69%	1.64%	(0.52)%	$2,211	458%
Year ended July 31, 2008	$32.54	0.13	(9.18)		(9.05)	(0.47)	(0.47)	$23.02	(28.09)%	3.53%	1.55%	0.46%	$1,084	1,327%

Service Class
Year ended July 31, 2012	$29.50	(0.59)	5.97		5.38	—	—	$34.88	18.24%	3.22%	2.73%	(1.81)%	$1,691	232%
Year ended July 31, 2011	$21.50	(0.44)	8.44		8.00	—	—	$29.50	37.21%	3.78%	2.73%	(1.56)%	$575	380%
Year ended July 31, 2010	$16.74	(0.42)	5.18		4.76	—	—	$21.50	28.43%	3.79%	2.72%	(1.83)%	$251	857%
Year ended July 31, 2009	$22.35	(0.23)	(5.38)		(5.61)	—	—	$16.74	(25.10)%	4.69%	2.64%	(1.52)%	$103	458%
Year ended July 31, 2008	$31.53	(0.15)	(8.89)		(9.04)	(0.14)	(0.14)	$22.35	(28.77)%	4.53%	2.55%	(0.54)%	$316	1,327%

Financials UltraSector ProFund

Investor Class
Year ended July 31, 2012	$7.20	(0.02)	(0.02	)(c)	(0.04)	—	—	$7.16	(0.56)%	2.13%	1.73%	(0.36)%	$14,204	123%
Year ended July 31, 2011	$6.96	(0.04)	0.28	(c)	0.24	—	—	$7.20	3.45%	2.10%	1.73%	(0.54)%	$7,655	514%
Year ended July 31, 2010	$5.86	(0.05)	1.15		1.10	—	—	$6.96	18.77%	2.11%	1.71%	(0.72)%	$9,630	476%
Year ended July 31, 2009	$14.85	0.04	(8.93)		(8.89)	(0.10)	(0.10)	$5.86	(59.88)%	2.20%	1.62%	0.69%	$10,363	698%
Year ended July 31, 2008	$28.31	0.31	(13.43)		(13.12)	(0.34)	(0.34)	$14.85	(46.76)%	2.02%	1.66%	1.57%	$12,375	761%

Service Class
Year ended July 31, 2012	$6.64	(0.08)	(0.03	)(c)	(0.11)	—	—	$6.53	(1.66)%	3.13%	2.73%	(1.36)%	$597	123%
Year ended July 31, 2011	$6.48	(0.11)	0.27	(c)	0.16	—	—	$6.64	2.47%	3.10%	2.73%	(1.54)%	$889	514%
Year ended July 31, 2010	$5.51	(0.12)	1.09		0.97	—	—	$6.48	17.60%	3.11%	2.71%	(1.72)%	$968	476%
Year ended July 31, 2009	$13.96	(0.02)	(8.39)		(8.41)	(0.04)	(0.04)	$5.51	(60.26)%	3.20%	2.62%	(0.31)%	$1,508	698%
Year ended July 31, 2008	$26.73	0.12	(12.70)		(12.58)	(0.19)	(0.19)	$13.96	(47.32)%	3.02%	2.66%	0.57%	$2,362	761%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

350	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Health Care UltraSector ProFund

Investor Class
Year ended July 31, 2012	$15.92	(0.04)	3.26	3.22	—	—	$19.14	20.15%	2.22%	1.73%	(0.21)%	$7,934	253%
Year ended July 31, 2011	$12.01	(0.05)	3.96	3.91	—	—	$15.92	32.64%	2.15%	1.73%	(0.34)%	$11,310	616%
Year ended July 31, 2010	$11.52	(0.05)	0.54	0.49	—	—	$12.01	4.25%	2.35%	1.71%	(0.40)%	$3,083	674%
Year ended July 31, 2009	$14.89	0.04	(3.27)	(3.23)	(0.14)	(0.14)	$11.52	(21.63)%	2.27%	1.61%	0.39%	$5,837	1,285%
Year ended July 31, 2008	$15.92	0.09	(1.04)	(0.95)	(0.08)	(0.08)	$14.89	(6.03)%	1.76%	1.55%	0.58%	$9,463	616%

Service Class
Year ended July 31, 2012	$14.62	(0.19)	2.97	2.78	—	—	$17.40	19.02%	3.22%	2.73%	(1.21)%	$1,453	253%
Year ended July 31, 2011	$11.14	(0.20)	3.68	3.48	—	—	$14.62	31.24%	3.15%	2.73%	(1.34)%	$1,194	616%
Year ended July 31, 2010	$10.79	(0.17)	0.52	0.35	—	—	$11.14	3.24%	3.35%	2.71%	(1.40)%	$363	674%
Year ended July 31, 2009	$13.90	(0.06)	(3.05)	(3.11)	— (c)	— (c)	$10.79	(22.35)%	3.27%	2.61%	(0.61)%	$1,948	1,285%
Year ended July 31, 2008	$14.96	(0.06)	(1.00)	(1.06)	—	—	$13.90	(7.09)%	2.76%	2.55%	(0.42)%	$2,253	616%

Industrials UltraSector ProFund

Investor Class
Year ended July 31, 2012	$34.82	(0.13)	1.48 (d)	1.35	—	—	$36.17	3.88%	2.84%	1.73%	(0.38)%	$7,731	285%
Year ended July 31, 2011	$27.66	(0.12)	7.28	7.16	—	—	$34.82	25.84%	1.90%	1.73%	(0.33)%	$7,056	601%
Year ended July 31, 2010	$20.64	(0.07)	7.09	7.02	—	—	$27.66	34.06%	2.57%	1.72%	(0.27)%	$2,796	914%
Year ended July 31, 2009	$38.49	0.05	(17.80)	(17.75)	(0.10)	(0.10)	$20.64	(46.08)%	3.74%	1.64%	0.24%	$2,834	379%
Year ended July 31, 2008	$48.21	0.33	(9.26)	(8.93)	(0.79)	(0.79)	$38.49	(18.82)%	2.18%	1.55%	0.73%	$3,061	433%

Service Class
Year ended July 31, 2012	$33.13	(0.46)	1.42 (d)	0.96	—	—	$34.09	2.87%	3.84%	2.73%	(1.38)%	$581	285%
Year ended July 31, 2011	$26.59	(0.46)	7.00	6.54	—	—	$33.13	24.63%	2.90%	2.73%	(1.33)%	$652	601%
Year ended July 31, 2010	$20.04	(0.34)	6.89	6.55	—	—	$26.59	32.68%	3.57%	2.72%	(1.27)%	$2,229	914%
Year ended July 31, 2009	$37.67	(0.15)	(17.42)	(17.57)	(0.06)	(0.06)	$20.04	(46.63)%	4.74%	2.64%	(0.76)%	$359	379%
Year ended July 31, 2008	$46.85	(0.12)	(9.06)	(9.18)	—	—	$37.67	(19.57)%	3.18%	2.55%	(0.27)%	$126	433%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights ::	351

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Internet UltraSector ProFund

Investor Class
Year ended July 31, 2012	$125.32	(1.72)	(5.69)	(7.41)	—	—	—	$117.91	(5.92)%	1.89%	1.84%	(1.54)%	$17,391	24%
Year ended July 31, 2011	$83.13	(1.35)	47.40	46.05	—	(3.86)	(3.86)	$125.32	55.43%	1.73%	1.73%	(1.12)%	$35,199	162%
Year ended July 31, 2010	$60.29	(1.21)	24.05	22.84	—	—	—	$83.13	37.88%	1.78%	1.77%	(1.58)%	$11,827	622%
Year ended July 31, 2009	$74.85	(0.79)	(13.77)	(14.56)	—	—	—	$60.29	(19.45)%	1.99%	1.94%	(1.60)%	$15,694	1,045%
Year ended July 31, 2008	$91.63	(0.37)	(16.41)	(16.78)	—	—	—	$74.85	(18.31)%	1.67%	1.67%	(0.42)%	$7,571	403%

Service Class
Year ended July 31, 2012	$111.85	(2.73)	(4.95)	(7.68)	—	—	—	$104.17	(6.87)%	2.89%	2.84%	(2.54)%	$573	24%
Year ended July 31, 2011	$75.18	(2.43)	42.96	40.53	—	(3.86)	(3.86)	$111.85	53.89%	2.73%	2.73%	(2.12)%	$2,345	162%
Year ended July 31, 2010	$55.06	(1.90)	22.02	20.12	—	—	—	$75.18	36.56%	2.78%	2.77%	(2.58)%	$732	622%
Year ended July 31, 2009	$69.04	(1.25)	(12.73)	(13.98)	—	—	—	$55.06	(20.24)%	2.99%	2.94%	(2.60)%	$1,929	1,045%
Year ended July 31, 2008	$85.35	(1.21)	(15.10)	(16.31)	—	—	—	$69.04	(19.12)%	2.67%	2.67%	(1.42)%	$483	403%

Mobile Telecommunications UltraSector ProFund(c)

Investor Class
Year ended July 31, 2012	$25.30	(0.35)	4.30	3.95	—	—	—	$29.25	15.61%	2.94%	1.73%	(1.55)%	$9,253	507%
Year ended July 31, 2011	$23.40	(0.40)	2.30 (d)	1.90	—	—	—	$25.30	8.12%	2.70%	1.73%	(1.66)%	$3,302	540%
Year ended July 31, 2010	$20.50	(0.30)	3.20	2.90	—	—	—	$23.40	14.15%	2.48%	1.72%	(1.56)%	$3,737	1,338%
Year ended July 31, 2009	$78.40	(0.40)	(57.50)	(57.90)	—	—	—	$20.50	(73.85)%	2.50%	1.64%	(1.31)%	$2,981	1,773%
Year ended July 31, 2008	$226.50	(0.10)	(147.40)	(147.50)	(0.60)	—	(0.60)	$78.40	(65.24)%	1.92%	1.55%	(0.09)%	$5,630	1,101%

Service Class
Year ended July 31, 2012	$22.60	(0.55)	3.82	3.27	—	—	—	$25.87	14.47%	3.94%	2.73%	(2.55)%	$496	507%
Year ended July 31, 2011	$21.10	(0.60)	2.10 (d)	1.50	—	—	—	$22.60	7.11%	3.70%	2.73%	(2.66)%	$174	540%
Year ended July 31, 2010	$18.60	(0.50)	3.00	2.50	—	—	—	$21.10	13.44%	3.48%	2.72%	(2.56)%	$168	1,338%
Year ended July 31, 2009	$72.00	(0.60)	(52.80)	(53.40)	—	—	—	$18.60	(74.17)%	3.50%	2.64%	(2.31)%	$191	1,773%
Year ended July 31, 2008	$209.40	(1.20)	(136.20)	(137.40)	—	—	—	$72.00	(65.60)%	2.92%	2.55%	(1.09)%	$444	1,101%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Adjusted for 1:10 reverse stock split that occurred on October 17, 2011.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

352	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Oil & Gas UltraSector ProFund

Investor Class
Year ended July 31, 2012	$45.40	(0.14)	(6.41)	(6.55)	—	—	—	$38.85	(14.45)%	1.83%	1.83%	(0.38)%	$40,407	10%
Year ended July 31, 2011	$27.35	(0.12)	18.17	18.05	—	—	—	$45.40	66.03%	1.63%	1.63%	(0.30)%	$86,892	130%
Year ended July 31, 2010	$26.79	(0.07)	0.63	0.56	—	—	—	$27.35	2.09%	1.69%	1.69%	(0.23)%	$36,182	81%
Year ended July 31, 2009	$52.85	(0.01)	(26.05)	(26.06)	— (c)	—	— (c)	$26.79	(49.30)%	1.65%	1.65%	(0.04)%	$47,547	36%
Year ended July 31, 2008	$51.96	0.21	2.36	2.57	(0.08)	(1.60)	(1.68)	$52.85	4.76%	1.50%	1.50%	0.38%	$122,187	102%

Service Class
Year ended July 31, 2012	$40.71	(0.48)	(5.74)	(6.22)	—	—	—	$34.49	(15.30)%	2.83%	2.83%	(1.38)%	$3,512	10%
Year ended July 31, 2011	$24.77	(0.48)	16.42	15.94	—	—	—	$40.71	64.39%	2.63%	2.63%	(1.30)%	$5,045	130%
Year ended July 31, 2010	$24.50	(0.34)	0.61	0.27	—	—	—	$24.77	1.06%	2.69%	2.69%	(1.23)%	$3,121	81%
Year ended July 31, 2009	$48.82	(0.28)	(24.04)	(24.32)	—	—	—	$24.50	(49.80)%	2.65%	2.65%	(1.04)%	$4,275	36%
Year ended July 31, 2008	$48.54	(0.32)	2.20	1.88	—	(1.60)	(1.60)	$48.82	3.68%	2.50%	2.50%	(0.62)%	$12,623	102%

Oil Equipment, Services & Distribution UltraSector ProFund

Investor Class
Year ended July 31, 2012	$27.10	(0.19)	(8.33)	(8.52)	—	—	—	$18.58	(31.44)%	1.95%	1.91%	(0.99)%	$12,405	88%
Year ended July 31, 2011	$14.30	(0.23)	13.03	12.80	—	—	—	$27.10	89.51%	1.73%	1.70%	(1.00)%	$44,663	203%
Year ended July 31, 2010	$13.09	(0.15)	1.36	1.21	—	—	—	$14.30	9.24%	1.86%	1.80%	(0.98)%	$12,342	749%
Year ended July 31, 2009	$43.23	(0.10)	(30.04)	(30.14)	—	—	—	$13.09	(69.72)%	1.85%	1.78%	(0.72)%	$15,621	589%
Year ended July 31, 2008	$38.89	(0.06)	5.17	5.11	(0.01)	(0.76)	(0.77)	$43.23	13.38%	1.54%	1.53%	(0.14)%	$41,679	431%

Service Class
Year ended July 31, 2012	$25.80	(0.37)	(7.92)	(8.29)	—	—	—	$17.51	(32.16)%	2.95%	2.91%	(1.99)%	$1,261	88%
Year ended July 31, 2011	$13.75	(0.45)	12.50	12.05	—	—	—	$25.80	87.71%	2.73%	2.70%	(2.00)%	$1,881	203%
Year ended July 31, 2010	$12.71	(0.31)	1.35	1.04	—	—	—	$13.75	8.18%	2.86%	2.80%	(1.98)%	$1,704	749%
Year ended July 31, 2009	$42.37	(0.26)	(29.40)	(29.66)	—	—	—	$12.71	(70.00)%	2.85%	2.78%	(1.72)%	$2,495	589%
Year ended July 31, 2008	$38.52	(0.47)	5.08	4.61	—	(0.76)	(0.76)	$42.37	12.21%	2.54%	2.53%	(1.14)%	$4,146	431%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

Financial Highlights ::	353

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Pharmaceuticals UltraSector ProFund

Investor Class
Year ended July 31, 2012	$9.36	0.04	2.92	2.96	(0.02)	—	(0.02)	$12.30	31.63%	2.04%	1.73%	0.43%	$8,253	236%
Year ended July 31, 2011	$7.48	0.06	1.91	1.97	(0.09)	—	(0.09)	$9.36	26.41%	2.44%	1.73%	0.64%	$6,505	381%
Year ended July 31, 2010	$6.89	0.04	0.55	0.59	— (c)	—	— (c)	$7.48	8.59%	2.50%	1.72%	0.49%	$1,733	922%
Year ended July 31, 2009	$8.12	0.04	(1.16)	(1.12)	(0.11)	—	(0.11)	$6.89	(13.80)%	2.50%	1.64%	0.59%	$7,525	1,046%
Year ended July 31, 2008	$9.94	0.16	(1.63)	(1.47)	(0.35)	—	(0.35)	$8.12	(15.55)%	2.02%	1.55%	1.71%	$4,491	643%

Service Class
Year ended July 31, 2012	$8.90	(0.06)	2.74	2.68	—	—	—	$11.58	29.97%	3.04%	2.73%	(0.57)%	$6,780	236%
Year ended July 31, 2011	$7.11	(0.03)	1.82	1.79	—	—	—	$8.90	25.32%	3.44%	2.73%	(0.36)%	$1,003	381%
Year ended July 31, 2010	$6.61	(0.04)	0.54	0.50	—	—	—	$7.11	7.56%	3.49%	2.71%	(0.50)%	$184	922%
Year ended July 31, 2009	$7.82	(0.02)	(1.13)	(1.15)	(0.06)	—	(0.06)	$6.61	(14.66)%	3.50%	2.64%	(0.41)%	$173	1,046%
Year ended July 31, 2008	$9.49	0.07	(1.59)	(1.52)	(0.15)	—	(0.15)	$7.82	(16.35)%	3.02%	2.55%	0.71%	$405	643%

Precious Metals UltraSector ProFund

Investor Class
Year ended July 31, 2012	$40.43	(0.57)	(15.06)	(15.63)	—	—	—	$24.80	(38.67)%	1.77%	1.77%	(1.71)%	$27,846	—
Year ended July 31, 2011	$32.19	(0.63)	8.87	8.24	—	—	—	$40.43	25.63%	1.63%	1.63%	(1.54)%	$48,159	1,297	%(d)
Year ended July 31, 2010	$27.06	(0.49)	5.62	5.13	—	—	—	$32.19	18.96%	1.63%	1.63%	(1.54)%	$51,063	1,300	%(d)
Year ended July 31, 2009	$43.96	(0.20)	(16.52)	(16.72)	(0.18)	—	(0.18)	$27.06	(37.93)%	1.61%	1.61%	(0.89)%	$58,982	—
Year ended July 31, 2008	$43.35	1.04	3.55	4.59	(0.43)	(3.55)	(3.98)	$43.96	10.64%	1.46%	1.46%	2.10%	$100,099	—

Service Class
Year ended July 31, 2012	$37.97	(0.90)	(14.02)	(14.92)	—	—	—	$23.05	(39.29)%	2.77%	2.77%	(2.71)%	$3,222	—
Year ended July 31, 2011	$30.53	(1.02)	8.46	7.44	—	—	—	$37.97	24.33%	2.63%	2.63%	(2.54)%	$15,315	1,297	%(d)
Year ended July 31, 2010	$25.92	(0.79)	5.40	4.61	—	—	—	$30.53	17.82%	2.63%	2.63%	(2.54)%	$10,906	1,300	%(d)
Year ended July 31, 2009	$42.17	(0.43)	(15.82)	(16.25)	—	—	—	$25.92	(38.53)%	2.61%	2.61%	(1.89)%	$8,416	—
Year ended July 31, 2008	$41.75	0.58	3.39	3.97	—	(3.55)	(3.55)	$42.17	9.57%	2.46%	2.46%	1.10%	$46,678	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.
(d)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.

354	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Real Estate UltraSector ProFund

Investor Class
Year ended July 31, 2012	$24.32	0.04	3.50	3.54	(0.04)	(0.04)	$27.82	14.62%	1.82%	1.73%	0.18%	$41,586	137%
Year ended July 31, 2011	$18.75	0.07	5.56	5.63	(0.06)	(0.06)	$24.32	30.12%	1.78%	1.73%	0.34%	$33,222	194%
Year ended July 31, 2010	$10.94	0.17	7.72	7.89	(0.08)	(0.08)	$18.75	72.18%	1.84%	1.72%	1.07%	$23,289	469%
Year ended July 31, 2009	$33.45	0.09	(22.45)	(22.36)	(0.15)	(0.15)	$10.94	(66.88)%	1.95%	1.74%	0.70%	$6,519	426%
Year ended July 31, 2008	$42.72	(0.18)	(7.92)	(8.10)	(1.17)	(1.17)	$33.45	(19.58)%	1.78%	1.78%	(0.44)%	$18,740	776%

Service Class
Year ended July 31, 2012	$24.31	(0.20)	3.48	3.28	—	—	$27.59	13.49%	2.82%	2.73%	(0.82)%	$5,619	137%
Year ended July 31, 2011	$18.89	(0.15)	5.59	5.44	(0.02)	(0.02)	$24.31	28.86%	2.78%	2.73%	(0.66)%	$3,380	194%
Year ended July 31, 2010	$11.07	0.01	7.81	7.82	—	—	$18.89	70.64%	2.84%	2.72%	0.07%	$3,770	469%
Year ended July 31, 2009	$33.75	(0.05)	(22.63)	(22.68)	—	—	$11.07	(67.20)%	2.95%	2.74%	(0.30)%	$779	426%
Year ended July 31, 2008	$43.33	(0.57)	(8.05)	(8.62)	(0.96)	(0.96)	$33.75	(20.41)%	2.78%	2.78%	(1.44)%	$1,834	776%

Semiconductor UltraSector ProFund

Investor Class
Year ended July 31, 2012	$14.09	0.03	(0.42)	(0.39)	(0.05)	(0.05)	$13.65	(2.76)%	2.32%	1.73%	0.19%	$3,620	397%
Year ended July 31, 2011	$11.81	0.02	2.26	2.28	—	—	$14.09	19.31%	1.94%	1.73%	0.11%	$4,183	688%
Year ended July 31, 2010	$10.71	(0.06)	1.16	1.10	—	—	$11.81	10.27%	1.94%	1.71%	(0.50)%	$12,321	888%
Year ended July 31, 2009	$13.35	(0.01)	(2.61)	(2.62)	(0.02)	(0.02)	$10.71	(19.56)%	2.22%	1.64%	(0.12)%	$14,923	1,045%
Year ended July 31, 2008	$20.38	0.06	(6.98)	(6.92)	(0.11)	(0.11)	$13.35	(34.11)%	1.77%	1.55%	0.33%	$9,022	597%

Service Class
Year ended July 31, 2012	$12.72	(0.10)	(0.36)	(0.46)	—	—	$12.26	(3.69)%	3.32%	2.73%	(0.81)%	$176	397%
Year ended July 31, 2011	$10.78	(0.12)	2.06	1.94	—	—	$12.72	18.09%	2.94%	2.73%	(0.89)%	$260	688%
Year ended July 31, 2010	$9.87	(0.17)	1.08	0.91	—	—	$10.78	9.22%	2.94%	2.71%	(1.50)%	$467	888%
Year ended July 31, 2009	$12.39	(0.08)	(2.44)	(2.52)	—	—	$9.87	(20.34)%	3.22%	2.64%	(1.12)%	$1,092	1,045%
Year ended July 31, 2008	$18.99	(0.11)	(6.49)	(6.60)	—	—	$12.39	(34.76)%	2.77%	2.55%	(0.67)%	$404	597%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights ::	355

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Technology UltraSector ProFund

Investor Class
Year ended July 31, 2012	$31.49	(0.33)	3.60	3.27	—	—	—	$34.76	10.35%	1.89%	1.74	%(e)	(1.01)%	$13,144	111%
Year ended July 31, 2011	$24.96	(0.28)	6.81	6.53	—	—	—	$31.49	26.20%	1.84%	1.72%		(0.94)%	$11,157	241%
Year ended July 31, 2010	$20.94	(0.27)	4.29	4.02	—	—	—	$24.96	19.20%	2.07%	1.71%		(1.09)%	$7,514	467%
Year ended July 31, 2009	$26.27	(0.14)	(5.19)	(5.33)	—	—	—	$20.94	(20.29)%	2.36%	1.64%		(0.81)%	$11,962	785%
Year ended July 31, 2008	$31.76	— (c)	(5.42)	(5.42)	(0.07)	—	(0.07)	$26.27	(17.13)%	1.82%	1.55%		— (d)	$7,538	383%

Service Class
Year ended July 31, 2012	$28.78	(0.64)	3.31	2.67	—	—	—	$31.45	9.28%	2.89%	2.74	%(e)	(2.01)%	$733	111%
Year ended July 31, 2011	$23.04	(0.56)	6.30	5.74	—	—	—	$28.78	24.91%	2.84%	2.72%		(1.94)%	$1,321	241%
Year ended July 31, 2010	$19.53	(0.50)	4.01	3.51	—	—	—	$23.04	17.97%	3.07%	2.71%		(2.09)%	$2,661	467%
Year ended July 31, 2009	$24.73	(0.28)	(4.92)	(5.20)	—	—	—	$19.53	(21.03)%	3.36%	2.64%		(1.81)%	$1,831	785%
Year ended July 31, 2008	$30.15	(0.29)	(5.13)	(5.42)	—	—	—	$24.73	(17.98)%	2.82%	2.55%		(1.00)%	$570	383%

Telecommunications UltraSector ProFund

Investor Class
Year ended July 31, 2012	$13.71	0.21	4.75	4.96	(0.35)	—	(0.35)	$18.32	37.11%	2.56%	1.73%		1.43%	$24,644	208%
Year ended July 31, 2011	$11.28	0.29	2.74	3.03	(0.60)	—	(0.60)	$13.71	26.92%	2.48%	1.73%		2.14%	$2,864	465%
Year ended July 31, 2010	$10.64	0.35	0.42	0.77	(0.13)	—	(0.13)	$11.28	7.20%	2.96%	1.72%		3.26%	$1,771	1,716%
Year ended July 31, 2009	$14.76	0.23	(4.23)	(4.00)	(0.12)	—	(0.12)	$10.64	(27.09)%	2.87%	1.77%		2.15%	$1,699	1,384%
Year ended July 31, 2008	$31.42	0.37	(10.01)	(9.64)	(0.98)	(6.04)	(7.02)	$14.76	(38.06)%	1.84%	1.78%		1.40%	$4,091	237%

Service Class
Year ended July 31, 2012	$13.06	0.07	4.58	4.65	(0.06)	—	(0.06)	$17.65	35.75%	3.55%	2.72%		0.44%	$744	208%
Year ended July 31, 2011	$10.74	0.16	2.60	2.76	(0.44)	—	(0.44)	$13.06	25.68%	3.48%	2.73%		1.14%	$476	465%
Year ended July 31, 2010	$10.17	0.25	0.39	0.64	(0.07)	—	(0.07)	$10.74	6.29%	3.96%	2.72%		2.26%	$702	1,716%
Year ended July 31, 2009	$14.10	0.13	(4.06)	(3.93)	—	—	—	$10.17	(27.87)%	3.87%	2.77%		1.15%	$211	1,384%
Year ended July 31, 2008	$29.72	0.14	(9.57)	(9.43)	(0.15)	(6.04)	(6.19)	$14.10	(38.62)%	2.84%	2.78%		0.40%	$286	237%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.
(d)	Amount is less than 0.005%.
(e)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

356	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Utilities UltraSector ProFund

Investor Class
Year ended July 31, 2012	$19.87	0.14	4.53	4.67	(0.15)	(0.15)	$24.39	23.57%	1.87%	1.73%	0.64%	$26,024	328%
Year ended July 31, 2011	$16.79	0.29	3.27	3.56	(0.48)	(0.48)	$19.87	21.49%	1.89%	1.73%	1.54%	$19,111	581%
Year ended July 31, 2010	$15.15	0.16	1.57	1.73	(0.09)	(0.09)	$16.79	11.38%	2.10%	1.79%	1.01%	$16,728	1,120%
Year ended July 31, 2009	$24.41	0.22	(9.06)	(8.84)	(0.42)	(0.42)	$15.15	(36.14)%	1.90%	1.86%	1.38%	$9,449	779%
Year ended July 31, 2008	$24.96	0.37	(0.85)	(0.48)	(0.07)	(0.07)	$24.41	(1.97)%	1.62%	1.62%	1.37%	$29,165	595%

Service Class
Year ended July 31, 2012	$18.97	(0.06)	4.32	4.26	—	—	$23.23	22.46%	2.87%	2.73%	(0.36)%	$1,087	328%
Year ended July 31, 2011	$15.98	0.11	3.10	3.21	(0.22)	(0.22)	$18.97	20.21%	2.89%	2.73%	0.54%	$1,415	581%
Year ended July 31, 2010	$14.49	0.01	1.48	1.49	—	—	$15.98	10.28%	3.10%	2.79%	0.01%	$1,717	1,120%
Year ended July 31, 2009	$23.08	0.07	(8.55)	(8.48)	(0.11)	(0.11)	$14.49	(36.72)%	2.90%	2.86%	0.38%	$963	779%
Year ended July 31, 2008	$23.78	0.12	(0.82)	(0.70)	—	—	$23.08	(2.94)%	2.62%	2.62%	0.37%	$3,054	595%

Short Oil & Gas ProFund

Investor Class
Year ended July 31, 2012	$8.64	(0.15)	(0.26)	(0.41)	—	—	$8.23	(4.75)%	3.00%	1.73%	(1.68)%	$1,572	—
Year ended July 31, 2011	$13.23	(0.17)	(4.42)	(4.59)	—	—	$8.64	(34.69)%	2.38%	1.73%	(1.62)%	$1,268	—
Year ended July 31, 2010	$15.00	(0.22)	(1.55)	(1.77)	—	—	$13.23	(11.80)%	2.07%	1.75%	(1.63)%	$99,034	—
Year ended July 31, 2009	$17.04	(0.13)	(0.79)	(0.92)	(1.12)	(1.12)	$15.00	(6.48)%	2.01%	1.66%	(0.71)%	$6,196	—
Year ended July 31, 2008	$19.30	0.32	(2.25)	(1.93)	(0.33)	(0.33)	$17.04	(9.94)%	1.62%	1.57%	1.85%	$28,676	—

Service Class
Year ended July 31, 2012	$8.81	(0.23)	(0.26)	(0.49)	—	—	$8.32	(5.56)%	3.87%	2.60%	(2.55)%	$42	—
Year ended July 31, 2011	$13.63	(0.27)	(4.55)	(4.82)	—	—	$8.81	(35.32)%	3.38%	2.73%	(2.62)%	$126	—
Year ended July 31, 2010	$15.57	(0.35)	(1.59)	(1.94)	—	—	$13.63	(12.52)%	3.01%	2.69%	(2.57)%	$7	—
Year ended July 31, 2009	$17.19	(0.33)	(0.87)	(1.20)	(0.42)	(0.42)	$15.57	(7.39)%	3.01%	2.66%	(1.71)%	$32	—
Year ended July 31, 2008	$19.32	0.15	(2.24)	(2.09)	(0.04)	(0.04)	$17.19	(10.79)%	2.62%	2.57%	0.85%	$2,602	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights ::	357

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Short Precious Metals ProFund

Investor Class
Year ended July 31, 2012	$6.09	(0.10)	1.14	1.04	—	—	—	$7.13	17.08%	2.19%	1.73%		(1.68)%	$5,381	—
Year ended July 31, 2011	$7.91	(0.11)	(1.71)	(1.82)	—	—	—	$6.09	(23.01)%	2.03%	1.73%		(1.64)%	$10,609	—
Year ended July 31, 2010	$10.81	(0.15)	(2.75)	(2.90)	—	—	—	$7.91	(26.83)%	1.98%	1.88%		(1.79)%	$23,232	—
Year ended July 31, 2009	$18.55	(0.19)	(7.24)	(7.43)	(0.31)	—	(0.31)	$10.81	(40.60)%	1.86%	1.86%		(1.19)%	$7,640	—
Year ended July 31, 2008	$25.93	0.39	(6.05)	(5.66)	(1.72)	—	(1.72)	$18.55	(22.30)%	1.55%	1.55%		2.00%	$31,869	—

Service Class
Year ended July 31, 2012	$6.48	(0.17)	1.22	1.05	—	—	—	$7.53	16.20%	3.19%	2.73%		(2.68)%	$184	—
Year ended July 31, 2011	$8.50	(0.17)	(1.85)	(2.02)	—	—	—	$6.48	(23.76)%	3.03%	2.73%		(2.64)%	$319	—
Year ended July 31, 2010	$11.71	(0.24)	(2.97)	(3.21)	—	—	—	$8.50	(27.41)%	2.85%	2.75%		(2.66)%	$114	—
Year ended July 31, 2009	$19.87	(0.36)	(7.80)	(8.16)	—	—	—	$11.71	(41.07)%	2.86%	2.86%		(2.19)%	$579	—
Year ended July 31, 2008	$25.85	0.18	(6.16)	(5.98)	—	—	—	$19.87	(23.13)%	2.55%	2.55%		1.00%	$582	—

Short Real Estate ProFund

Investor Class
Year ended July 31, 2012	$7.18	(0.12)	(1.34)	(1.46)	—	—	—	$5.72	(20.45)%	2.37%	1.73%		(1.69)%	$3,078	—
Year ended July 31, 2011	$9.25	(0.15)	(1.92)	(2.07)	—	—	—	$7.18	(22.27)%	2.09%	1.99	%(c)	(1.88)%	$4,102	—
Year ended July 31, 2010	$15.96	(0.18)	(6.51)	(6.69)	—	(0.02)	(0.02)	$9.25	(41.94)%	1.77%	1.77%		(1.67)%	$19,170	1,298	%(d)
Year ended July 31, 2009	$25.98	(0.23)	(7.85)	(8.08)	—	(1.94)	(1.94)	$15.96	(33.86)%	1.68%	1.68%		(0.94)%	$27,945	—
Year ended July 31, 2008	$26.92	0.55	(0.57)	(0.02)	(0.92)	—	(0.92)	$25.98	(0.17)%	1.53%	1.53%		2.08%	$78,191	—

Service Class
Year ended July 31, 2012	$6.94	(0.18)	(1.28)	(1.46)	—	—	—	$5.48	(21.04)%	3.37%	2.73%		(2.69)%	$103	—
Year ended July 31, 2011	$9.02	(0.23)	(1.85)	(2.08)	—	—	—	$6.94	(23.06)%	3.09%	2.99	%(c)	(2.88)%	$135	—
Year ended July 31, 2010	$15.71	(0.30)	(6.37)	(6.67)	—	(0.02)	(0.02)	$9.02	(42.48)%	2.73%	2.73%		(2.63)%	$288	1,298	%(d)
Year ended July 31, 2009	$25.84	(0.47)	(7.72)	(8.19)	—	(1.94)	(1.94)	$15.71	(34.49)%	2.67%	2.67%		(1.93)%	$1,202	—
Year ended July 31, 2008	$26.80	0.28	(0.56)	(0.28)	(0.68)	—	(0.68)	$25.84	(1.14)%	2.53%	2.53%		1.08%	$6,447	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(d)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

358	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
U.S. Government Plus ProFund

Investor Class
Year ended July 31, 2012	$35.95	(0.09)	17.61	17.52	— (c)	—	— (c)	$53.47	48.73%	1.47%	1.47%	(0.20)%	$45,459	7,056%
Year ended July 31, 2011	$36.10	0.21	(0.18)	0.03	(0.18)	—	(0.18)	$35.95	0.10%	1.39%	1.39%	0.62%	$17,641	9,189%
Year ended July 31, 2010	$33.61	0.28	2.55	2.83	(0.34)	—	(0.34)	$36.10	8.61%	1.37%	1.37%	0.85%	$43,263	4,717%
Year ended July 31, 2009	$31.78	0.57	1.60	2.17	(0.34)	—	(0.34)	$33.61	6.71%	1.34%	1.34%	1.66%	$29,648	1,755%
Year ended July 31, 2008	$30.22	0.87	2.06	2.93	(0.83)	(0.54)	(1.37)	$31.78	9.74%	1.25%	1.25%	2.76%	$16,362	1,104%

Service Class
Year ended July 31, 2012	$35.53	(0.55)	17.38	16.83	—	—	—	$52.36	47.37%	2.47%	2.47%	(1.20)%	$11,119	7,056%
Year ended July 31, 2011	$35.84	(0.13)	(0.18)	(0.31)	—	—	—	$35.53	(0.86)%	2.39%	2.39%	(0.38)%	$6,674	9,189%
Year ended July 31, 2010	$33.41	(0.04)	2.53	2.49	(0.06)	—	(0.06)	$35.84	7.48%	2.37%	2.37%	(0.15)%	$10,323	4,717%
Year ended July 31, 2009	$31.63	0.21	1.61	1.82	(0.04)	—	(0.04)	$33.41	5.74%	2.34%	2.34%	0.66%	$3,331	1,755%
Year ended July 31, 2008	$30.09	0.55	2.04	2.59	(0.51)	(0.54)	(1.05)	$31.63	8.63%	2.25%	2.25%	1.76%	$5,439	1,104%

Rising Rates Opportunity 10 ProFund

Investor Class
Year ended July 31, 2012	$20.55	(0.32)	(2.96)	(3.28)	—	—	—	$17.27	(15.96)%	1.77%	1.77%	(1.71)%	$34,423	—
Year ended July 31, 2011	$22.06	(0.34)	(1.17)	(1.51)	—	—	—	$20.55	(6.85)%	1.64%	1.64%	(1.55)%	$48,158	1,297	%(d)
Year ended July 31, 2010	$24.53	(0.37)	(2.10)	(2.47)	—	—	—	$22.06	(10.07)%	1.64%	1.64%	(1.55)%	$61,111	1,300	%(d)
Year ended July 31, 2009	$27.49	(0.31)	(2.62)	(2.93)	(0.03)	—	(0.03)	$24.53	(10.67)%	1.63%	1.63%	(1.26)%	$63,256	—
Year ended July 31, 2008	$31.64	0.30	(2.52)	(2.22)	(1.93)	—	(1.93)	$27.49	(7.24)%	1.72%	1.72%	1.07%	$35,028	—

Service Class
Year ended July 31, 2012	$20.77	(0.50)	(2.99)	(3.49)	—	—	—	$17.28	(16.80)%	2.76%	2.76%	(2.70)%	$938	—
Year ended July 31, 2011	$22.53	(0.56)	(1.20)	(1.76)	—	—	—	$20.77	(7.81)%	2.64%	2.64%	(2.55)%	$2,348	1,297	%(d)
Year ended July 31, 2010	$25.32	(0.61)	(2.18)	(2.79)	—	—	—	$22.53	(11.02)%	2.64%	2.64%	(2.55)%	$2,745	1,300	%(d)
Year ended July 31, 2009	$28.62	(0.58)	(2.72)	(3.30)	—	—	—	$25.32	(11.53)%	2.63%	2.63%	(2.26)%	$244	—
Year ended July 31, 2008	$31.30	0.01	(2.55)	(2.54)	(0.14)	—	(0.14)	$28.62	(8.16)%	2.72%	2.72%	0.07%	$6,006	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.
(d)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.

Financial Highlights ::	359

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Rising Rates Opportunity ProFund

Investor Class
Year ended July 31, 2012	$11.32	(0.14)	(4.37)	(4.51)	—		—	—	$6.81	(39.84)%	1.74%	1.74%	(1.68)%	$88,813	—
Year ended July 31, 2011	$12.13	(0.18)	(0.63)	(0.81)	—		—	—	$11.32	(6.68)%	1.58%	1.58%	(1.50)%	$281,208	1,297	%(c)
Year ended July 31, 2010	$14.50	(0.21)	(2.16)	(2.37)	—		—	—	$12.13	(16.34)%	1.58%	1.58%	(1.49)%	$203,468	1,300	%(c)
Year ended July 31, 2009	$17.87	(0.17)	(3.12)	(3.29)	(0.08)		—	(0.08)	$14.50	(18.26)%	1.64%	1.64%	(1.16)%	$205,547	—
Year ended July 31, 2008	$20.42	0.35	(2.17)	(1.82)	(0.73)		—	(0.73)	$17.87	(9.04)%	1.51%	1.51%	1.87%	$176,917	—

Service Class
Year ended July 31, 2012	$10.87	(0.22)	(4.17)	(4.39)	—		—	—	$6.48	(40.39)%	2.74%	2.74%	(2.68)%	$3,929	—
Year ended July 31, 2011	$11.76	(0.30)	(0.59)	(0.89)	—		—	—	$10.87	(7.65)%	2.58%	2.58%	(2.50)%	$8,819	1,297	%(c)
Year ended July 31, 2010	$14.20	(0.34)	(2.10)	(2.44)	—		—	—	$11.76	(17.11)%	2.58%	2.58%	(2.49)%	$8,582	1,300	%(c)
Year ended July 31, 2009	$17.56	(0.31)	(3.05)	(3.36)	—		—	—	$14.20	(19.13)%	2.64%	2.64%	(2.16)%	$9,571	—
Year ended July 31, 2008	$19.90	0.17	(2.13)	(1.96)	(0.38)		—	(0.38)	$17.56	(9.93)%	2.51%	2.51%	0.87%	$9,456	—

Falling U.S. Dollar ProFund

Investor Class
Year ended July 31, 2012	$25.10	(0.42)	(2.55)	(2.97)	—		—	—	$22.13	(11.83)%	2.06%	1.83%	(1.78)%	$4,735	—
Year ended July 31, 2011	$25.95	(0.41)	2.57	2.16	(3.01	)(d)	—	(3.01)	$25.10	9.16%	1.74%	1.69%	(1.60)%	$16,403	—
Year ended July 31, 2010	$27.41	(0.44)	(1.02)	(1.46)	—		—	—	$25.95	(5.33)%	1.73%	1.70%	(1.63)%	$20,290	1,298	%(e)
Year ended July 31, 2009	$31.36	(0.38)	(2.02)	(2.40)	(1.55)		—	(1.55)	$27.41	(7.51)%	1.88%	1.88%	(1.40)%	$40,733	—
Year ended July 31, 2008	$30.31	0.69	2.85	3.54	(0.43)		(2.06)	(2.49)	$31.36	12.23%	1.49%	1.49%	2.20%	$33,443	—

Service Class
Year ended July 31, 2012	$25.15	(0.65)	(2.55)	(3.20)	—		—	—	$21.95	(12.72)%	3.04%	2.81%	(2.76)%	$159	—
Year ended July 31, 2011	$25.72	(0.65)	2.58	1.93	(2.50	)(d)	—	(2.50)	$25.15	8.10%	2.73%	2.68%	(2.59)%	$1,122	—
Year ended July 31, 2010	$27.45	(0.71)	(1.02)	(1.73)	—		—	—	$25.72	(6.30)%	2.73%	2.70%	(2.63)%	$372	1,298	%(e)
Year ended July 31, 2009	$31.15	(0.65)	(2.01)	(2.66)	(1.04)		—	(1.04)	$27.45	(8.42)%	2.88%	2.88%	(2.40)%	$971	—
Year ended July 31, 2008	$30.09	0.38	2.83	3.21	(0.09)		(2.06)	(2.15)	$31.15	11.07%	2.49%	2.49%	1.20%	$1,782	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.
(d)	Subsequent to the issuance of the July 31, 2011 financial statements, the entire distribution was determined to be a return of capital.
(e)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

360	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Rising U.S. Dollar ProFund

Investor Class
Year ended July 31, 2012	$24.37	(0.43)	2.55	2.12	—	—	—	$26.49	8.70%	1.73%	1.73%	(1.68)%	$110,381	—
Year ended July 31, 2011	$27.83	(0.40)	(3.06)	(3.46)	—	—	—	$24.37	(12.43)%	1.62%	1.62%	(1.54)%	$52,069	1,297	%(c)
Year ended July 31, 2010	$27.59	(0.41)	0.76	0.35	—	(0.11)	(0.11)	$27.83	1.29%	1.55%	1.55%	(1.45)%	$26,540	1,300	%(c)
Year ended July 31, 2009	$26.94	(0.23)	0.89	0.66	—	(0.01)	(0.01)	$27.59	2.44%	1.70%	1.58%	(0.78)%	$12,468	—
Year ended July 31, 2008	$30.25	0.50	(2.96)	(2.46)	(0.85)	—	(0.85)	$26.94	(8.28)%	1.71%	1.51%	1.78%	$20,034	—

Service Class
Year ended July 31, 2012	$23.51	(0.68)	2.47	1.79	—	—	—	$25.30	7.61%	2.72%	2.72%	(2.67)%	$3,212	—
Year ended July 31, 2011	$27.11	(0.66)	(2.94)	(3.60)	—	—	—	$23.51	(13.28)%	2.62%	2.62%	(2.54)%	$2,434	1,297	%(c)
Year ended July 31, 2010	$27.15	(0.68)	0.75	0.07	—	(0.11)	(0.11)	$27.11	0.27%	2.55%	2.55%	(2.45)%	$1,535	1,300	%(c)
Year ended July 31, 2009	$26.76	(0.52)	0.92	0.40	—	(0.01)	(0.01)	$27.15	1.49%	2.70%	2.58%	(1.78)%	$5,463	—
Year ended July 31, 2008	$30.05	0.22	(2.96)	(2.74)	(0.55)	—	(0.55)	$26.76	(9.21)%	2.71%	2.51%	0.78%	$7,690	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed in 2011 and 2010 due to a change in investment strategies that include the purchase of long-term instruments.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2012, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at ProFunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports or make inquiries to the ProFunds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717 or (240) 497-6552

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090 ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, MD	PRO1212

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2012

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

TICKER
Bull
	Investor Class	BLPIX
	Service Class	BLPSX
Mid-Cap
	Investor Class	MDPIX
	Service Class	MDPSX
Small-Cap
	Investor Class	SLPIX
	Service Class	SLPSX
NASDAQ-100
	Investor Class	OTPIX
	Service Class	OTPSX
Large-Cap Value
	Investor Class	LVPIX
	Service Class	LVPSX

TICKER
Large-Cap Growth
Investor Class	LGPIX
Service Class	LGPSX
Mid-Cap Value
Investor Class	MLPIX
Service Class	MLPSX
Mid-Cap Growth
Investor Class	MGPIX
Service Class	MGPSX
Small-Cap Value
Investor Class	SVPIX
Service Class	SVPSX
Small-Cap Growth
Investor Class	SGPIX
Service Class	SGPSX
Europe 30
Investor Class	UEPIX
Service Class	UEPSX

ULTRA PROFUNDS

TICKER
UltraBull
	Investor Class	ULPIX
	Service Class	ULPSX
UltraMid-Cap
	Investor Class	UMPIX
	Service Class	UMPSX
UltraSmall-Cap
	Investor Class	UAPIX
	Service Class	UAPSX

TICKER
UltraDow 30
Investor Class	UDPIX
Service Class	UDPSX
UltraNASDAQ-100
Investor Class	UOPIX
Service Class	UOPSX
UltraInternational
Investor Class	UNPIX
Service Class	UNPSX
UltraEmerging Markets
Investor Class	UUPIX
Service Class	UUPSX

TICKER
UltraJapan
	Investor Class	UJPIX
	Service Class	UJPSX
UltraLatin America
	Investor Class	UBPIX
	Service Class	UBPSX

TICKER
UltraChina
	Investor Class	UGPIX
	Service Class	UGPSX

INVERSE PROFUNDS

TICKER
Bear
Investor Class	BRPIX
Service Class	BRPSX
Short Small-Cap
Investor Class	SHPIX
Service Class	SHPSX
Short NASDAQ-100
Investor Class	SOPIX
Service Class	SOPSX
UltraBear
Investor Class	URPIX
Service Class	URPSX
UltraShort Mid-Cap
Investor Class	UIPIX
Service Class	UIPSX
UltraShort Small-Cap
Investor Class	UCPIX
Service Class	UCPSX

TICKER
UltraShort Dow 30
Investor Class	UWPIX
Service Class	UWPSX
UltraShort NASDAQ-100
Investor Class	USPIX
Service Class	USPSX
UltraShort International
Investor Class	UXPIX
Service Class	UXPSX
UltraShort Emerging Markets
Investor Class	UVPIX
Service Class	UVPSX
UltraShort Japan
Investor Class	UKPIX
Service Class	UKPSX
UltraShort Latin America
Investor Class	UFPIX
Service Class	UFPSX
UltraShort China
Investor Class	UHPIX
Service Class	UHPSX

ULTRASECTOR PROFUNDS

TICKER
Banks
Investor Class	BKPIX
Service Class	BKPSX
Basic Materials
Investor Class	BMPIX
Service Class	BMPSX
Biotechnology
Investor Class	BIPIX
Service Class	BIPSX

TICKER

Consumer Goods
Investor Class	CNPIX
Service Class	CNPSX
Consumer Services
Investor Class	CYPIX
Service Class	CYPSX
Financials
Investor Class	FNPIX
Service Class	FNPSX

TICKER
Health Care
Investor Class	HCPIX
Service Class	HCPSX
Industrials
Investor Class	IDPIX
Service Class	IDPSX
Internet
Investor Class	INPIX
Service Class	INPSX
Mobile Telecommunications
Investor Class	WCPIX
Service Class	WCPSX
Oil & Gas
Investor Class	ENPIX
Service Class	ENPSX
Oil Equipment, Services & Distribution
Investor Class	OEPIX
Service Class	OEPSX

TICKER
Pharmaceuticals
Investor Class	PHPIX
Service Class	PHPSX
Precious Metals
Investor Class	PMPIX
Service Class	PMPSX
Real Estate
Investor Class	REPIX
Service Class	REPSX
Semiconductor
Investor Class	SMPIX
Service Class	SMPSX
Technology
Investor Class	TEPIX
Service Class	TEPSX
Telecommunications
Investor Class	TCPIX
Service Class	TCPSX
Utilities
Investor Class	UTPIX
Service Class	UTPSX

INVERSE SECTOR PROFUNDS

TICKER
Short Oil & Gas
Investor Class	SNPIX
Service Class	SNPSX

TICKER
Short Precious Metals
Investor Class	SPPIX
Service Class	SPPSX
Short Real Estate
Investor Class	SRPIX
Service Class	SRPSX

NON-EQUITY PROFUNDS

TICKER
U.S. Government Plus
Investor Class	GVPIX
Service Class	GVPSX
Rising Rates Opportunity 10
Investor Class	RTPIX
Service Class	RTPSX

TICKER
Rising Rates Opportunity
Investor Class	RRPIX
Service Class	RRPSX
Falling U.S. Dollar
Investor Class	FDPIX
Service Class	FDPSX
Rising U.S. Dollar
Investor Class	RDPIX
Service Class	RDPSX

Each ProFund discussed herein offers Investor Class Shares and Service Class Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class Prospectus, dated December 1, 2012 (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the ProFunds’ annual report for the fiscal year ended July 31, 2012, which have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at ProFunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty-one series are discussed herein and other series may be added in the future. Investor or Service Class shares of any publicly available ProFund may be exchanged, without any charge, for Investor or Service Class shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values (“NAVs”) of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund, other than the Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund, is classified as non-diversified. Portfolio management is provided to the ProFunds by ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”), a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Board (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds discussed below may be used by a ProFund if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund. A ProFund may reduce or eliminate its use of any of these techniques or strategies without changing the ProFund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund, will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at a time, which may not be an opportune time for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. For purposes of Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar versus six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

A ProFund may consider changing its benchmark at any time, including if, for example: the current benchmark becomes unavailable, the Board believes that the current benchmark no longer serves the investment needs of a majority of shareholders or that another benchmark may better serve their needs, or the financial or economic environment makes it difficult for such ProFund’s investment results to correspond sufficiently to its current benchmark. If believed appropriate, a

ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective. As noted in the Prospectus, the component companies of the index for Europe 30 ProFund are set forth in Appendix A to this SAI.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to minimize tracking error, certain factors tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a ProFund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a ProFund’s direct investments and indirect investments in securities and other instruments. For example, ProFunds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the ProFunds, their investment policies and techniques, and the securities and financial instruments in which they invest is set forth below.

NAME POLICIES

Certain ProFunds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics similar to securities contained in their applicable benchmarks or in investments suggested by its name and/or financial instruments with similar economic characteristics. Other ProFunds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics that correlate to the inverse of their applicable benchmark or of investments suggested by its name. For purposes of each such investment policy, “assets” includes a ProFund’s net assets, as well as any amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund’s 80% investment policy.

Additional information concerning the ProFunds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund (other than the Non-Equity ProFunds) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Also, each such ProFund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund’s investment in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund and UltraShort China ProFund are subject to the general risks associated with foreign investment.

A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund, Short Precious Metals ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

The Funds may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code “) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each ProFund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. Each ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each ProFund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund may elect to close its position by taking an opposite position, which will operate to terminate the ProFund’s existing position in the contract.

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise covers its position. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

For example, a ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently to the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with its management of the Trust, the Advisor has claimed an exemption from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, neither the Trust nor the Advisor is subject to the registration and regulatory requirements of the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that will likely affect the Advisor and certain Funds’ abilities to continue to claim this exemption after December 31, 2012. If a Fund were no longer able to claim the exemption, the Advisor would be required to register as a “commodity pool operator”, and certain Funds and the Advisor would be subject to regulation under the CEA. These amendments may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the CFTC amendments on the Funds is uncertain.

FORWARD CONTRACTS

The ProFunds may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund’s rights as a creditor.

INDEX OPTIONS

Each ProFund may purchase and write options on indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

An index fluctuates with changes in the market values of the assets included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing price level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each ProFund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option.

Some index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS

Each ProFund may buy and write (sell) options for the purpose of realizing its respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option on asset, a ProFund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a ProFund may cover its position by owning the underlying asset on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on assets held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if Rising U.S. Dollar ProFund or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

Each ProFund may engage in short sales transactions. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

Each ProFund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

SWAP AGREEMENTS

The ProFunds may enter into swap agreements for the purposes of attempting to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any swap agreement will typically be a major global financial institution. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund’s rights as a creditor.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. On a long swap, the counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark), plus an amount equal to any dividends or interest that would have been received on those assets. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets. Therefore, the return to the ProFund on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

As noted above, swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions.

In the normal course of business, a ProFund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund’s ISDA agreements contain provisions that require the ProFund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The ProFunds seek to mitigate risks by generally requiring that the counterparties for each ProFund agree to post collateral for the benefit of the ProFund, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund subject to certain minimum thresholds, although the ProFunds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

Currently, the Advisor has claimed an exemption from registration as a commodity pool operator under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that will likely affect the Advisor and certain Funds’ abilities to continue to claim this exemption after December 31, 2012. If a Fund were no longer able to claim the exemption, the Advisor would be required to register as a “commodity pool operator”, and certain Funds and the Advisor would be subject to regulation under the CEA. In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The CFTC amendments and/or the rule proposals may affect the ability of the Funds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the CFTC amendments and/or the rule proposals on the Funds is uncertain.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a ProFund may utilize for investment purposes, as “cover” for other investment techniques such ProFund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each ProFund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each ProFund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and the FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund’s NAV or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. A ProFund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the ProFunds invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund. Annual portfolio turnover rates are shown in each ProFund’s summary prospectus.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect a ProFund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in its benchmark being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Furthermore, because ProFunds rebalance their benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of a ProFund may cause the ProFund to be over-or under-exposed to its benchmark. This may result in greater tracking and correlation error.

Also, while the Advisor takes steps to ensure that each ProFund is appropriately and proportionately exposed to its benchmark by the end of each day to meet its daily investment objective, deviations in the anticipated and actual net assets of the ProFund may cause the ProFund to be over- or under-exposed to its benchmark. This may results in greater tracking and correlation error and could cause the ProFund to lose money.

Furthermore, each of the Ultra, Inverse and Non-Equity ProFunds, except Falling U.S. Dollar ProFund, have a single day investment objective to match the performance, a multiple (1.25x, 1.50x or 2x), the inverse (-1x) or a multiple of the inverse (-1.25x, -2x) of the performance of benchmark on a single day. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any ProFund to its benchmark may be achieved on any single day for certain ProFunds, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus and below.

LEVERAGE. Each ProFund, except the Classic ProFunds, Bear ProFund, Short Small-Cap ProFund, Short NASDAQ-100 ProFund, Short Oil & Gas ProFund, Short Precious Metals ProFund, Short Real Estate ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the ProFund’ assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders during favorable market conditions (i.e., rising markets for the Ultra ProFunds and U.S. Government Plus ProFund and falling markets for certain of the Inverse ProFunds and Rising Rates Opportunity ProFund) and the risk of magnified losses during adverse market conditions(i.e., falling markets for the Ultra ProFunds and U.S. Government Plus ProFund and rising markets for certain of the Inverse ProFunds and Rising Rates Opportunity ProFund). Leverage should cause higher volatility of the NAVs of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF GEARED FUNDS (all Funds, except Classic ProFunds and Falling U.S. Dollar ProFund). As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to vary from its benchmark performance times the stated multiple or inverse multiple in the ProFund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund’s investment objective. This effect becomes more pronounced as volatility increases.

A geared ProFund’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the benchmark.

The fund performance for a geared Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a leveraged, inverse and inverse leveraged Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid with respect to securities in the underlying benchmark; b) no Fund expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

The first table below shows a performance example for an Ultra ProFund (which has an investment objective to correspond to two times (2x) the daily performance of a benchmark). The Ultra ProFund could be expected to achieve a 20% return on a yearly basis if the benchmark performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with benchmark volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” In the charts below, areas shaded lighter represent those scenarios where a leveraged Fund with the investment objective described will return the same as or outperform (i.e., return more than) the benchmark performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	Two Times (2x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-half times (1.5x) the daily performance of its benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Half (1.5x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	One and One-Half (1.5x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-90.0%	-74.7%	-74.7%	-74.8%	-74.9%	-75.1%	-75.3%	-75.5%	-75.8%	-76.2%	-76.6%	-77.0%	-77.4%	-77.9%
-55%	-82.5%	-69.8%	-69.8%	-69.9%	-70.1%	-70.3%	-70.5%	-70.8%	-71.2%	-71.6%	-72.0%	-72.5%	-73.1%	-73.6%
-50%	-75.0%	-64.6%	-64.7%	-64.8%	-64.9%	-65.2%	-65.5%	-65.8%	-66.2%	-66.7%	-67.2%	-67.8%	-68.4%	-69.1%
-45%	-67.5%	-59.2%	-59.2%	-59.4%	-59.6%	-59.8%	-60.2%	-60.6%	-61.0%	-61.6%	-62.2%	-62.9%	-63.6%	-64.4%
-40%	-60.0%	-53.5%	-53.6%	-53.7%	-53.9%	-54.2%	-54.6%	-55.1%	-55.6%	-56.2%	-56.9%	-57.7%	-58.5%	-59.4%
-35%	-52.5%	-47.6%	-47.6%	-47.8%	-48.0%	-48.4%	-48.8%	-49.3%	-49.9%	-50.6%	-51.4%	-52.3%	-53.2%	-54.2%
-30%	-45.0%	-41.4%	-41.5%	-41.7%	-41.9%	-42.3%	-42.8%	-43.4%	-44.1%	-44.8%	-45.7%	-46.7%	-47.7%	-48.8%
-25%	-37.5%	-35.0%	-35.1%	-35.3%	-35.6%	-36.0%	-36.6%	-37.2%	-38.0%	-38.8%	-39.8%	-40.9%	-42.0%	-43.3%
-20%	-30.0%	-28.4%	-28.5%	-28.7%	-29.0%	-29.5%	-30.1%	-30.8%	-31.7%	-32.6%	-33.7%	-34.8%	-36.1%	-37.5%
-15%	-22.5%	-21.6%	-21.7%	-21.9%	-22.3%	-22.8%	-23.4%	-24.2%	-25.2%	-26.2%	-27.4%	-28.6%	-30.0%	-31.5%
-10%	-15.0%	-14.6%	-14.7%	-14.9%	-15.3%	-15.9%	-16.6%	-17.5%	-18.5%	-19.6%	-20.9%	-22.3%	-23.8%	-25.4%
-5%	-7.5%	-7.4%	-7.5%	-7.8%	-8.2%	-8.8%	-9.6%	-10.5%	-11.6%	-12.8%	-14.2%	-15.7%	-17.3%	-19.1%
0%	0.0%	0.0%	-0.1%	-0.4%	-0.8%	-1.5%	-2.3%	-3.3%	-4.5%	-5.8%	-7.3%	-8.9%	-10.7%	-12.6%
5%	7.5%	7.6%	7.5%	7.2%	6.7%	6.0%	5.1%	4.0%	2.8%	1.3%	-0.3%	-2.0%	-3.9%	-6.0%
10%	15.0%	15.4%	15.3%	14.9%	14.4%	13.7%	12.7%	11.5%	10.2%	8.7%	6.9%	5.0%	3.0%	0.8%
15%	22.5%	23.3%	23.2%	22.9%	22.3%	21.5%	20.5%	19.2%	17.8%	16.1%	14.3%	12.3%	10.1%	7.7%
20%	30.0%	31.5%	31.3%	31.0%	30.3%	29.5%	28.4%	27.1%	25.6%	23.8%	21.8%	19.7%	17.4%	14.9%
25%	37.5%	39.8%	39.6%	39.2%	38.6%	37.7%	36.5%	35.1%	33.5%	31.6%	29.5%	27.2%	24.8%	22.1%
30%	45.0%	48.2%	48.1%	47.7%	47.0%	46.0%	44.8%	43.3%	41.6%	39.6%	37.4%	35.0%	32.3%	29.5%
35%	52.5%	56.9%	56.7%	56.3%	55.5%	54.5%	53.2%	51.7%	49.8%	47.7%	45.4%	42.8%	40.0%	37.0%
40%	60.0%	65.7%	65.5%	65.0%	64.3%	63.2%	61.8%	60.2%	58.2%	56.0%	53.5%	50.8%	47.9%	44.7%
45%	67.5%	74.6%	74.4%	73.9%	73.1%	72.0%	70.6%	68.8%	66.8%	64.4%	61.8%	59.0%	55.9%	52.6%
50%	75.0%	83.7%	83.5%	83.0%	82.2%	81.0%	79.5%	77.6%	75.5%	73.0%	70.3%	67.3%	64.0%	60.5%
55%	82.5%	93.0%	92.8%	92.3%	91.4%	90.1%	88.5%	86.6%	84.3%	81.7%	78.9%	75.7%	72.3%	68.6%
60%	90.0%	102.4%	102.2%	101.6%	100.7%	99.4%	97.7%	95.7%	93.3%	90.6%	87.6%	84.3%	80.7%	76.8%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-quarter times (1.25x) the daily performance of its benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Quarter (1.25x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	One and One- Quarter (1.25x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-75.00%	-68.2%	-68.2%	-68.2%	-68.3%	-68.4%	-68.5%	-68.6%	-68.8%	-69.0%	-69.2%	-69.4%	-69.7%	-69.9%
-55%	-68.75%	-63.1%	-63.2%	-63.2%	-63.3%	-63.4%	-63.5%	-63.7%	-63.8%	-64.1%	-64.3%	-64.6%	-64.8%	-65.2%
-50%	-62.50%	-58.0%	-58.0%	-58.0%	-58.1%	-58.2%	-58.4%	-58.5%	-58.8%	-59.0%	-59.3%	-59.6%	-59.9%	-60.3%
-45%	-56.25%	-52.6%	-52.7%	-52.7%	-52.8%	-52.9%	-53.1%	-53.3%	-53.5%	-53.8%	-54.1%	-54.4%	-54.8%	-55.2%
-40%	-50.00%	-47.2%	-47.2%	-47.3%	-47.4%	-47.5%	-47.7%	-47.9%	-48.2%	-48.5%	-48.8%	-49.2%	-49.6%	-50.1%
-35%	-43.75%	-41.6%	-41.7%	-41.7%	-41.8%	-42.0%	-42.2%	-42.5%	-42.7%	-43.1%	-43.5%	-43.9%	-44.3%	-44.8%
-30%	-37.50%	-36.0%	-36.0%	-36.1%	-36.2%	-36.4%	-36.6%	-36.9%	-37.2%	-37.6%	-38.0%	-38.4%	-38.9%	-39.5%
-25%	-31.25%	-30.2%	-30.2%	-30.3%	-30.4%	-30.6%	-30.9%	-31.2%	-31.5%	-31.9%	-32.4%	-32.9%	-33.4%	-34.0%
-20%	-25.00%	-24.3%	-24.4%	-24.5%	-24.6%	-24.8%	-25.1%	-25.4%	-25.8%	-26.2%	-26.7%	-27.2%	-27.8%	-28.5%
-15%	-18.75%	-18.4%	-18.4%	-18.5%	-18.7%	-18.9%	-19.2%	-19.5%	-19.9%	-20.4%	-20.9%	-21.5%	-22.2%	-22.8%
-10%	-12.50%	-12.3%	-12.4%	-12.5%	-12.6%	-12.9%	-13.2%	-13.6%	-14.0%	-14.5%	-15.1%	-15.7%	-16.4%	-17.1%
-5%	-6.25%	-6.2%	-6.2%	-6.4%	-6.5%	-6.8%	-7.1%	-7.5%	-8.0%	-8.5%	-9.1%	-9.8%	-10.5%	-11.3%
0%	0.00%	0.0%	0.0%	-0.2%	-0.4%	-0.6%	-1.0%	-1.4%	-1.9%	-2.5%	-3.1%	-3.8%	-4.6%	-5.5%
5%	6.25%	6.3%	6.2%	6.1%	5.9%	5.6%	5.3%	4.8%	4.3%	3.7%	3.0%	2.2%	1.4%	0.5%
10%	12.50%	12.7%	12.6%	12.5%	12.3%	12.0%	11.6%	11.1%	10.5%	9.9%	9.1%	8.3%	7.5%	6.5%
15%	18.75%	19.1%	19.0%	18.9%	18.7%	18.3%	17.9%	17.4%	16.8%	16.1%	15.4%	14.5%	13.6%	12.6%
20%	25.00%	25.6%	25.5%	25.4%	25.2%	24.8%	24.4%	23.8%	23.2%	22.5%	21.7%	20.8%	19.8%	18.7%
25%	31.25%	32.2%	32.1%	32.0%	31.7%	31.3%	30.9%	30.3%	29.7%	28.9%	28.1%	27.1%	26.1%	24.9%
30%	37.50%	38.8%	38.8%	38.6%	38.3%	37.9%	37.5%	36.9%	36.2%	35.4%	34.5%	33.5%	32.4%	31.2%
35%	43.75%	45.5%	45.5%	45.3%	45.0%	44.6%	44.1%	43.5%	42.8%	41.9%	41.0%	39.9%	38.8%	37.6%
40%	50.00%	52.3%	52.2%	52.0%	51.8%	51.3%	50.8%	50.2%	49.4%	48.5%	47.5%	46.5%	45.3%	44.0%
45%	56.25%	59.1%	59.1%	58.9%	58.6%	58.1%	57.6%	56.9%	56.1%	55.2%	54.2%	53.0%	51.8%	50.4%
50%	62.50%	66.0%	65.9%	65.7%	65.4%	65.0%	64.4%	63.7%	62.9%	61.9%	60.8%	59.6%	58.3%	56.9%
55%	68.75%	72.9%	72.9%	72.7%	72.3%	71.9%	71.3%	70.5%	69.7%	68.7%	67.6%	66.3%	65.0%	63.5%
60%	75.00%	79.9%	79.9%	79.7%	79.3%	78.8%	78.2%	77.4%	76.5%	75.5%	74.3%	73.1%	71.6%	70.1%

The table below shows a performance example for an Inverse ProFund (which has an investment objective to correspond to the inverse (-1x) of the daily performance of an index). In the chart below, areas shaded lighter represent those scenarios where an Inverse ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where an Inverse ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of a Benchmark.

One Year Benchmark Performance	Inverse (-1x) of One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-quarter times the inverse (-1.25x) of the daily performance of a benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to One and One-Quarter the Inverse (-1.25x) of the Daily Performance of a Benchmark.

One Year Benchmark	One and One-Quarter the Inverse (-1.25x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	75.00%	214.4%	213.3%	210.0%	204.6%	197.2%	187.9%	177.0%	164.6%	151.0%	136.5%	121.2%	105.4%	89.5%
-55%	68.75%	171.3%	170.4%	167.5%	162.9%	156.5%	148.5%	139.1%	128.4%	116.7%	104.1%	90.9%	77.3%	63.5%
-50%	62.50%	137.8%	137.0%	134.5%	130.4%	124.8%	117.8%	109.6%	100.2%	89.9%	78.9%	67.3%	55.4%	43.4%
-45%	56.25%	111.1%	110.4%	108.2%	104.6%	99.6%	93.4%	86.0%	77.7%	68.6%	58.8%	48.5%	38.0%	27.3%
-40%	50.00%	89.4%	88.7%	86.7%	83.5%	79.0%	73.4%	66.9%	59.4%	51.2%	42.4%	33.2%	23.8%	14.1%
-35%	43.75%	71.3%	70.7%	68.9%	66.0%	62.0%	56.9%	51.0%	44.2%	36.8%	28.9%	20.6%	12.0%	3.3%
-30%	37.50%	56.2%	55.6%	54.0%	51.3%	47.6%	43.0%	37.6%	31.5%	24.7%	17.5%	9.9%	2.1%	-5.9%
-25%	31.25%	43.3%	42.8%	41.3%	38.8%	35.4%	31.2%	26.2%	20.6%	14.4%	7.8%	0.8%	-6.4%	-13.6%
-20%	25.00%	32.2%	31.7%	30.3%	28.1%	24.9%	21.1%	16.5%	11.3%	5.5%	-0.6%	-7.0%	-13.6%	-20.3%
-15%	18.75%	22.5%	22.1%	20.8%	18.7%	15.8%	12.2%	8.0%	3.1%	-2.2%	-7.8%	-13.8%	-19.9%	-26.1%
-10%	12.50%	14.1%	13.7%	12.5%	10.5%	7.8%	4.5%	0.5%	-4.0%	-8.9%	-14.2%	-19.7%	-25.4%	-31.2%
-5%	6.25%	6.6%	6.2%	5.1%	3.3%	0.8%	-2.3%	-6.1%	-10.3%	-14.9%	-19.8%	-25.0%	-30.3%	-35.7%
0%	0.00%	0.0%	-0.4%	-1.4%	-3.1%	-5.5%	-8.4%	-11.9%	-15.8%	-20.1%	-24.8%	-29.6%	-34.6%	-39.7%
5%	-6.25%	-5.9%	-6.2%	-7.2%	-8.8%	-11.1%	-13.8%	-17.1%	-20.8%	-24.9%	-29.2%	-33.8%	-38.5%	-43.3%
10%	-12.50%	-11.2%	-11.5%	-12.5%	-14.0%	-16.1%	-18.7%	-21.8%	-25.3%	-29.1%	-33.2%	-37.5%	-42.0%	-46.5%
15%	-18.75%	-16.0%	-16.3%	-17.2%	-18.6%	-20.6%	-23.1%	-26.0%	-29.3%	-32.9%	-36.8%	-40.9%	-45.1%	-49.4%
20%	-25.00%	-20.4%	-20.7%	-21.5%	-22.9%	-24.7%	-27.1%	-29.8%	-33.0%	-36.4%	-40.1%	-44.0%	-48.0%	-52.0%
25%	-31.25%	-24.3%	-24.6%	-25.4%	-26.7%	-28.5%	-30.7%	-33.3%	-36.3%	-39.6%	-43.1%	-46.8%	-50.6%	-54.4%
30%	-37.50%	-28.0%	-28.2%	-29.0%	-30.2%	-31.9%	-34.0%	-36.5%	-39.4%	-42.5%	-45.8%	-49.3%	-52.9%	-56.6%
35%	-43.75%	-31.3%	-31.5%	-32.2%	-33.4%	-35.0%	-37.1%	-39.4%	-42.2%	-45.1%	-48.3%	-51.6%	-55.1%	-58.6%
40%	-50.00%	-34.3%	-34.6%	-35.3%	-36.4%	-37.9%	-39.9%	-42.1%	-44.7%	-47.6%	-50.6%	-53.8%	-57.1%	-60.4%
45%	-56.25%	-37.2%	-37.4%	-38.0%	-39.1%	-40.6%	-42.4%	-44.6%	-47.1%	-49.8%	-52.7%	-55.8%	-58.9%	-62.1%
50%	-62.50%	-39.8%	-40.0%	-40.6%	-41.6%	-43.1%	-44.8%	-46.9%	-49.3%	-51.9%	-54.7%	-57.6%	-60.6%	-63.7%
55%	-68.75%	-42.2%	-42.4%	-43.0%	-44.0%	-45.3%	-47.0%	-49.1%	-51.3%	-53.8%	-56.5%	-59.3%	-62.2%	-65.1%
60%	-75.00%	-44.4%	-44.6%	-45.2%	-46.2%	-47.5%	-49.1%	-51.0%	-53.2%	-55.6%	-58.2%	-60.9%	-63.7%	-66.5%

The table below shows a performance example for an Inverse ProFund (which has an investment objective to correspond to two times the inverse (-2x) of the daily performance of a benchmark). In the chart below, areas shaded lighter represent those scenarios where an Inverse ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where an Inverse ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of a Benchmark.

One Year Benchmark Performance	Two Times the Inverse (-2x) of One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of benchmark volatility and benchmark performance on the return of a geared ProFund. A ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund, except Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small Cap Growth ProFund and Europe 30 ProFund, is a “non-diversified” series of the Trust. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” ProFund, a relatively high percentage of such ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a ProFund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

RISKS TO MANAGEMENT. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, custodian, Distributor (as defined below), and/or a ProFund that make it, for all practical purposes, impossible to re-position such ProFund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a ProFund from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

RISKS OF INDEX FUNDS. Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or its Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and SAI, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and SAI.

Obligations under futures contracts, forward contracts and swap agreements so covered will not be considered senior securities for purposes of a Fund’s investment restrictions concerning senior securities.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the ProFunds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward agreements. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2012, each of the following ProFunds were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2012	Name of Broker or Dealer
Bull ProFund	$183,317	Citigroup, Inc.
	29,447,000	Deutsche Bank Securities, Inc.
	51,804	Prudential Financial, Inc.
	4,205,000	UBS Securities, LLC
	9,569,000	UMB Bank NA
Mid-Cap ProFund	8,667,000	Deutsche Bank Securities, Inc
	27,359	Fidelity
	1,236,000	UBS Securities, LLC
	2,821,000	UMB Bank NA
Small-Cap ProFund	5,209,000	Deutsche Bank Securities, Inc.
	10,010	Knight Capital Group, Inc. - Class A
	12,281	Stifel Financial Corp.
	744,000	UBS Securities, LLC
	1,696,000	UMB Bank NA
	17,157	UMB Financial Corp.

NASDAQ-100 ProFund	$8,537,000	Deutsche Bank Securities, Inc.
	1,218,000	UBS Securities, LLC
	2,780,000	UMB Bank NA
Large-Cap Value ProFund	601,526	Citigroup, Inc.
	131,000	Deutsche Bank Securities, Inc.
	174,532	Prudential Financial, Inc.
	18,000	UBS Securities, LLC
	46,000	UMB Bank NA
Mid-Cap Value ProFund	23,000	Deutsche Bank Securities, Inc
	34,559	Fidelity
	3,000	UBS Securities, LLC
	9,000	UMB Bank NA
Mid-Cap Growth ProFund	55,000	Deutsche Bank Securities, Inc.
	7,000	UBS Securities, LLC
	22,000	UMB Bank NA
Small-Cap Value ProFund	89,397	Stifel Financial Corp.
	76,127	UMB Financial Corp.
Small-Cap Growth ProFund	47,000	Deutsche Bank Securities, Inc.
	32,809	Stifel Financial Corp.
	6,000	UBS Securities, LLC
	17,000	UMB Bank NA
	36,670	UMB Financial Corp.
Europe 30 ProFund	5,000	Deutsche Bank Securities, Inc.
	4,000	UMB Bank NA
UltraBull ProFund	309,743	Citigroup, Inc.
	14,706,000	Deutsche Bank Securities, Inc.
	87,532	Prudential Financial, Inc.
	2,099,000	UBS Securities, LLC
	4,783,000	UMB Bank NA
UltraMid-Cap ProFund	3,727,000	Deutsche Bank Securities, Inc.
	74,517	Fidelity
	531,000	UBS Securities, LLC
	1,219,000	UMB Bank NA
UltraSmall-Cap ProFund	5,428,000	Deutsche Bank Securities, Inc.
	22,571	Knight Capital Group, Inc. - Class A
	27,692	Stifel Financial Corp.
	774,000	UBS Securities, LLC
	1,772,000	UMB Bank NA
	38,688	UMB Financial Corp.
UltraDow 30 ProFund	2,437,000	Deutsche Bank Securities, Inc.
	335,000	UBS Securities, LLC
	768,000	UMB Bank NA
UltraNASDAQ-100 ProFund	18,780,000	Deutsche Bank Securities, Inc.
	2,680,000	UBS Securities, LLC
	6,110,000	UMB Bank NA

UltraInternational ProFund	$14,208,000	Deutsche Bank Securities, Inc.
	2,028,000	UBS Securities, LLC
	4,620,000	UMB Bank NA
UltraEmerging Markets ProFund	3,521,000	Deutsche Bank Securities, Inc.
	501,000	UBS Securities, LLC
	1,151,000	UMB Bank NA
UltraLatin America ProFund	2,757,000	Deutsche Bank Securities, Inc.
	392,000	UBS Securities, LLC
	902,000	UMB Bank NA
UltraChina ProFund	1,745,000	Deutsche Bank Securities, Inc.
	248,000	UBS Securities, LLC
	574,000	UMB Bank NA
UltraJapan ProFund	5,279,000	Deutsche Bank Securities, Inc.
	754,000	UBS Securities, LLC
	1,718,000	UMB Bank NA
Bear ProFund	17,555,000	Deutsche Bank Securities, Inc.
	2,507,000	UBS Securities, LLC
	5,706,000	UMB Bank NA
Short Small-Cap ProFund	3,602,000	Deutsche Bank Securities, Inc.
	513,000	UBS Securities, LLC
	1,176,000	UMB Bank NA
Short NASDAQ-100 ProFund	1,875,000	Deutsche Bank Securities, Inc.
	266,000	UBS Securities, LLC
	616,000	UMB Bank NA
UltraBear ProFund	12,956,000	Deutsche Bank Securities, Inc.
	1,849,000	UBS Securities, LLC
	4,214,000	UMB Bank NA
UltraShort Mid-Cap ProFund	1,475,000	Deutsche Bank Securities, Inc.
	209,000	UBS Securities, LLC
	485,000	UMB Bank NA
UltraShort Small-Cap ProFund	6,685,000	Deutsche Bank Securities, Inc.
	953,000	UBS Securities, LLC
	2,180,000	UMB Bank NA
UltraShort Dow 30 ProFund	2,751,000	Deutsche Bank Securities, Inc.
	392,000	UBS Securities, LLC
	901,000	UMB Bank NA

UltraShort NASDAQ-100 ProFund	$8,080,000	Deutsche Bank Securities, Inc.
	1,153,000	UBS Securities, LLC
	2,631,000	UMB Bank NA
UltraShort International ProFund	8,197,000	Deutsche Bank Securities, Inc.
	1,170,000	UBS Securities, LLC
	2,669,000	UMB Bank NA
UltraShort Emerging Markets ProFund	3,728,000	Deutsche Bank Securities, Inc.
	531,000	UBS Securities, LLC
	1,216,000	UMB Bank NA
UltraShort Latin America ProFund	2,341,000	Deutsche Bank Securities, Inc.
	333,000	UBS Securities, LLC
	766,000	UMB Bank NA
UltraShort China ProFund	1,971,000	Deutsche Bank Securities, Inc.
	279,000	UBS Securities, LLC
	651,000	UMB Bank NA
UltraShort Japan ProFund	837,000	Deutsche Bank Securities, Inc.
	119,000	UBS Securities, LLC
	275,000	UMB Bank NA
Banks UltraSector ProFund	1,015,747	Citigroup, Inc.
	2,481,000	Deutsche Bank Securities, Inc.
	353,000	UBS Securities, LLC
	811,000	UMB Bank NA
	23,069	UMB Financial Corp.
Basic Materials UltraSector ProFund	2,372,000	Deutsche Bank Securities, Inc.
	337,000	UBS Securities, LLC
	776,000	UMB Bank NA
Biotechnology UltraSector ProFund	4,400,000	Deutsche Bank Securities, Inc.
	626,000	UBS Securities, LLC
	1,435,000	UMB Bank NA
Consumer Goods UltraSector ProFund	568,000	Deutsche Bank Securities, Inc.
	80,000	UBS Securities, LLC
	191,000	UMB Bank NA
Consumer Services UltraSector ProFund	1,015,000	Deutsche Bank Securities, Inc.
	144,000	UBS Securities, LLC
	334,000	UMB Bank NA
Financials UltraSector ProFund	288,283	Citigroup, Inc.
	2,021,000	Deutsche Bank Securities, Inc.
	15,417	Fidelity
	86,614	Prudential Financial, Inc.
	4,154	Stifel Financial Corp.
	288,000	UBS Securities, LLC
	660,000	UMB Bank NA
	6,632	UMB Financial Corp.

Health Care UltraSector ProFund	$1,470,000	Deutsche Bank Securities, Inc.
	209,000	UBS Securities, LLC
	485,000	UMB Bank NA
Industrials UltraSector ProFund	1,593,000	Deutsche Bank Securities, Inc.
	226,000	UBS Securities, LLC
	523,000	UMB Bank NA
Internet UltraSector ProFund	3,300,000	Deutsche Bank Securities, Inc.
	1,079,000	UBS Securities, LLC
	470,000	UMB Bank NA
Mobile Telecommunications UltraSector ProFund	1,891,000	Deutsche Bank Securities, Inc.
	269,000	UBS Securities, LLC
	619,000	UMB Bank NA
Oil & Gas UltraSector ProFund	6,844,000	Deutsche Bank Securities, Inc.
	976,000	UBS Securities, LLC
	2,227,000	UMB Bank NA
Oil Equipment, Services & Distribution UltraSector ProFund	1,921,000	Deutsche Bank Securities, Inc.
	273,000	UBS Securities, LLC
	632,000	UMB Bank NA
Pharmaceuticals UltraSector ProFund	3,224,000	Deutsche Bank Securities, Inc.
	459,000	UBS Securities, LLC
	1,054,000	UMB Bank NA
Precious Metals UltraSector ProFund	13,863,000	Deutsche Bank Securities, Inc.
	1,979,000	UBS Securities, LLC
	4,507,000	UMB Bank NA
Real Estate UltraSector ProFund	12,009,000	Deutsche Bank Securities, Inc.
	1,715,000	UBS Securities, LLC
	3,904,000	UMB Bank NA
Semiconductor UltraSector ProFund	679,000	Deutsche Bank Securities, Inc.
	96,000	UBS Securities, LLC
	226,000	UMB Bank NA
Technology UltraSector ProFund	3,064,000	Deutsche Bank Securities, Inc.
	437,000	UBS Securities, LLC
	998,000	UMB Bank NA

Telecommunications UltraSector ProFund	$4,854,000	Deutsche Bank Securities, Inc.
	692,000	UBS Securities, LLC
	1,585,000	UMB Bank NA
Utilities UltraSector ProFund	4,942,000	Deutsche Bank Securities, Inc.
	704,000	UBS Securities, LLC
	1,611,000	UMB Bank NA
Short Oil & Gas ProFund	849,000	Deutsche Bank Securities, Inc.
	120,000	UBS Securities, LLC
	284,000	UMB Bank NA
Short Precious Metals ProFund	2,477,000	Deutsche Bank Securities, Inc.
	353,000	UBS Securities, LLC
	811,000	UMB Bank NA
Short Real Estate ProFund	1,623,000	Deutsche Bank Securities, Inc.
	230,000	UBS Securities, LLC
	534,000	UMB Bank NA
U.S. Government Plus ProFund	27,352,000	Deutsche Bank Securities, Inc.
	3,907,000	UBS Securities, LLC
	8,885,000	UMB Bank NA
Rising Rates Opportunity 10 ProFund	16,403,000	Deutsche Bank Securities, Inc.
	2,342,000	UBS Securities, LLC
	5,333,000	UMB Bank NA
Rising Rates Opportunity ProFund	46,504,000	Deutsche Bank Securities, Inc.
	6,642,000	UBS Securities, LLC
	15,106,000	UMB Bank NA
Falling U.S. Dollar ProFund	2,221,000	Deutsche Bank Securities, Inc.
	317,000	UBS Securities, LLC
	727,000	UMB Bank NA
Rising U.S. Dollar ProFund	51,598,000	Deutsche Bank Securities, Inc.
	7,370,000	UBS Securities, LLC
	16,759,000	UMB Bank NA

Brokerage Commissions

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012 each ProFund paid brokerage commissions in the following amounts:

	2010	2011	2012
Bull ProFund	$56,809	$18,592	$6,162
Mid-Cap ProFund	24,283	5,216	2,003
Small-Cap ProFund	22,361	1,884	2,774
NASDAQ-100 ProFund	49,500	5,140	3,750

	2010	2011	2012
Large-Cap Value ProFund	$116,232	$66,165	$64,154
Large-Cap Growth ProFund	34,765	29,310	50,813
Mid-Cap Value ProFund	128,628	79,437	31,459
Mid-Cap Growth ProFund	48,959	37,064	27,205
Small-Cap Value ProFund	176,055	85,951	70,563
Small-Cap Growth ProFund	54,142	49,497	21,668
Europe 30 ProFund	59,049	60,763	30,287
UltraBull ProFund	308,620	238,200	38,278
UltraMid-Cap ProFund	87,824	21,824	5,366
UltraSmall-Cap ProFund	26,791	6,660	4,725
UltraDow 30 ProFund	13,737	534	2,463
UltraNASDAQ-100 ProFund	18,075	17,251	8,077
UltraInternational ProFund	2,160	1,229	-0-
UltraEmerging Markets ProFund	55,332	18,569	17,433
UltraLatin America ProFund	66,383	10,862	5,872
UltraChina ProFund	54,697	11,289	7,489
UltraJapan ProFund	59,475	38,694	23,876
Bear ProFund	25,679	12,728	3,821
Short Small-Cap ProFund	7,787	402	1,095
Short NASDAQ-100 ProFund	6,876	3,324	2,647
UltraBear ProFund	75,850	52,488	9,474
UltraShort Mid-Cap ProFund	6,194	1,571	428
UltraShort Small-Cap ProFund	21,071	1,501	1,962
UltraShort Dow 30 ProFund	3,918	857	2,098
UltraShort NASDAQ-100 ProFund	14,677	2,956	1,758
UltraShort International ProFund	1,188	889	-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-
UltraShort Japan ProFund	67,235	26,104	11,983
Banks UltraSector ProFund	93,270	37,983	10,080

	2010	2011	2012
Basic Materials UltraSector ProFund	$42,527	$13,321	$6,959
Biotechnology UltraSector ProFund	5,754	3,837	1,162
Consumer Goods UltraSector ProFund	16,203	6,750	3,181
Consumer Services UltraSector ProFund	11,398	3,892	2,826
Financials UltraSector ProFund	29,291	16,146	2,635
Health Care UltraSector ProFund	15,531	12,831	4,611
Industrials UltraSector ProFund	20,574	16,467	3,686
Internet UltraSector ProFund	31,496	7,402	2,428
Mobile Telecommunications UltraSector ProFund	101,389	10,558	6,225
Oil & Gas UltraSector ProFund	12,827	23,554	7,084
Oil Equipment, Services & Distribution UltraSector ProFund	47,056	19,957	5,960
Pharmaceuticals UltraSector ProFund	18,039	4,943	6,537
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	49,180	17,534	8,464
Semiconductor UltraSector ProFund	31,805	15,387	4,184
Technology UltraSector ProFund	13,124	5,510	2,485
Telecommunications UltraSector ProFund	27,987	6,172	5,615
Utilities UltraSector ProFund	54,251	22,970	15,243
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	5,147	845	-0-
Rising Rates Opportunity 10 ProFund	1,188	613	55
Rising Rates Opportunity ProFund	9,134	1,854	-0-
Falling U.S. Dollar ProFund	1,025	224	41
Rising U.S. Dollar ProFund	1,812	894	766

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds. The Board has engaged the Advisor to manage the ProFunds and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees (one of whom was added in the past year) who are not “interested persons” of the ProFunds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the ProFunds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trusts compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the ProFunds’ controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112) ProShares Trust (117) Access One Trust (3)	Key Energy Services
Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (March 1993 to May 2007).	ProFunds (112) ProShares Trust (117) Access One Trust (3)	RSR Partners, Inc
Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares Trust (117) Access One Trust (3)
Interested Trustee
Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112) ProShares Trust (117) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies advised by ProFund Advisors and any operational registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Mr. Fertig joined the Board in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None*	Over $100,000*
Russell S. Reynolds, III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	$10,001-$50,000	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

*	Mr. Fertig joined the Board in June 2011.

As of November 1, 2012, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2011.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds;

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Compensation of Trustees

Each Independent Trustee, who joined the Board in June 2011, was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended July 31, 2012.

Name:	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig	$11,697	$0	$0	$191,000
Russell S. Reynolds, III, Trustee	$11,697	$0	$0	$191,000
Michael C. Wachs, Trustee	$11,697	$0	$0	$191,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor; (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).
Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (March 2008 to present).
Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).
Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).
Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).
Kenneth Schiltz 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/77	Assistant Treasurer	Indefinite; March 2011 to present	Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2005 to present)

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares Trust.

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$421,829	$-0-	$334,341	$-0-	$501,889	$-0-
Mid-Cap ProFund	123,878	9,116	274,661	-0-	160,712	2,167
Small-Cap ProFund	222,780	19,918	197,443	25,451	105,162	47,113
NASDAQ-100 ProFund	402,248	-0-	338,937	-0-	294,445	-0-
Large-Cap Value ProFund	95,122	54,549	142,500	24,928	225,558	18,060
Large-Cap Growth ProFund	120,798	18,881	121,836	24,841	294,778	6,417
Mid-Cap Value ProFund	129,620	31,889	162,113	19,564	76,566	47,831
Mid-Cap Growth ProFund	103,432	8,608	209,709	-0-	105,722	55,791
Small-Cap Value ProFund	162,036	37,667	127,643	32,266	143,585	51,740
Small-Cap Growth ProFund	93,625	35,841	218,368	12,428	105,611	63,445
Europe 30 ProFund	82,478	9,674	143,890	-0-	28,760	28,760
UltraBull ProFund	568,948	-0-	717,229	-0-	429,292	-0-
UltraMid-Cap ProFund	358,909	-0-	498,742	-0-	271,157	-0-
UltraSmall-Cap ProFund	301,772	3,626	449,757	-0-	288,007	3,142
UltraDow 30 ProFund	149,692	5,851	139,789	8,407	158,018	47,834

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
UltraNASDAQ-100 ProFund	$967,531	$-0-	$1,028,402	$-0-	$953,829	$-0-
UltraInternational ProFund	128,876	20,294	232,604	9,012	157,770	-0-
UltraEmerging Markets ProFund	692,403	-0-	479,178	-0-	358,896	-0-
UltraLatin America ProFund	550,412	-0-	356,594	-0-	163,473	-0-
UltraChina ProFund	214,710	31,943	217,319	10,806	103,339	26,562
UltraJapan ProFund	210,846	422,125	170,617	29,223	118,293	31,562
Bear ProFund	703,747	-0-	438,489	-0-	412,935	6,327
Short Small-Cap ProFund	155,568	27,604	103,776	25,285	102,360	54,585
Short NASDAQ-100 ProFund	150,826	19,553	102,922	21,347	78,617	24,155
UltraBear ProFund	637,636	-0-	536,325	-0-	333,391	-0-
UltraShort Mid-Cap ProFund	43,791	18,587	24,154	24,154	34,704	29,986
UltraShort Small-Cap ProFund	228,147	48,777	170,297	36,427	144,241	50,704
UltraShort Dow 30 ProFund	90,962	7,131	65,299	22,877	68,444	43,849
UltraShort NASDAQ-100 ProFund	284,848	-0-	213,814	-0-	141,346	11,252
UltraShort International ProFund	102,399	2,142	114,822	-0-	137,729	2,284
UltraShort Emerging Markets ProFund	90,955	28,547	83,923	11,227	58,004	34,564
UltraShort Latin America ProFund	45,219	29,969	24,013	24,013	37,166	31,656
UltraShort China ProFund	33,593	33,593	25,434	25,434	30,467	28,095
UltraShort Japan ProFund	54,343	39,435	35,051	29,474	21,251	21,251

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Banks UltraSector ProFund	$115,402	$28,408	$119,178	$21,732	$119,272	$22,212
Basic Materials UltraSector ProFund	275,452	9,258	289,104	-0-	140,201	5,147
Biotechnology UltraSector ProFund	98,072	-0-	74,046	8,062	92,134	27,411
Consumer Goods UltraSector ProFund	28,161	28,161	21,028	21,028	26,646	26,646
Consumer Services UltraSector ProFund	31,557	31,557	29,705	29,705	49,525	26,762
Financials UltraSector ProFund	86,104	38,641	73,179	30,123	64,229	28,402
Health Care UltraSector ProFund	53,824	38,114	55,648	26,405	57,427	31,488
Industrials UltraSector ProFund	50,942	48,344	94,491	17,479	43,882	43,882
Internet UltraSector ProFund	184,252	1,748	242,224	-0-	132,936	7,364
Mobile Telecommunications UltraSector ProFund	31,300	26,324	27,725	27,725	19,543	19,543
Oil & Gas UltraSector ProFund	364,613	-0-	569,487	-0-	377,254	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	132,131	7,650	278,723	10,121	144,370	5,636
Pharmaceuticals UltraSector ProFund	35,787	31,111	31,698	24,980	76,599	26,734
Precious Metals UltraSector ProFund	543,674	-0-	518,373	-0-	333,040	-0-
Real Estate UltraSector ProFund	141,443	19,732	223,796	13,699	208,310	21,413

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Semiconductor UltraSector ProFund	$102,487	$25,535	$94,246	$22,511	$43,745	$28,360
Technology UltraSector ProFund	99,193	38,701	97,479	12,268	92,582	15,260
Telecommunications UltraSector ProFund	20,568	20,568	30,454	25,395	31,349	29,130
Utilities UltraSector ProFund	80,416	27,111	101,946	17,729	149,298	23,357
Short Oil & Gas ProFund	100,190	35,045	29,683	21,270	19,437	19,437
Short Precious Metals ProFund	85,050	9,768	80,920	26,673	53,968	27,561
Short Real Estate ProFund	208,820	-0-	74,366	8,406	36,215	25,524
U.S. Government Plus ProFund	263,334	-0-	335,260	-0-	255,618	-0-
Rising Rates Opportunity 10 ProFund	506,292	-0-	461,344	-0-	298,220	-0-
Rising Rates Opportunity ProFund	1,725,808	-0-	1,894,834	-0-	975,658	-0-
Falling U.S. Dollar ProFund	163,928	5,122	131,597	7,613	70,270	18,151
Rising U.S. Dollar ProFund	609,442	2,285	370,364	-0-	831,185	-0-

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, as applicable, the amounts of advisory fees waived in the chart above for certain of the ProFunds do not reflect the following amounts reimbursed to such Funds:

REIMBURSEMENTS

	2010	2011	2012
Europe 30 ProFund	$-0-	$-0-	$12,263
UltraShort Mid-Cap ProFund	-0-	2,046	-0-
UltraShort Latin America ProFund	-0-	8,853	-0-
UltraShort China ProFund	3,746	1,538	-0-
UltraShort Japan ProFund	-0-	-0-	11,047
Consumer Goods UltraSector ProFund	9,422	17,723	3,398
Consumer Services UltraSector ProFund	7,098	6,053	-0-
Industrials UltraSector ProFund	-0-	-0-	12,309
Mobile Telecommunications UltraSector ProFund	-0-	2,465	8,021
Telecommunications UltraSector ProFund	9,261	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	9,384

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through November 30, 2013, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Expense Limit
Fund Name	Investor Class	Service Class
Banks UltraSector ProFund	1.78%	2.78%
Basic Materials UltraSector ProFund	1.78%	2.78%
Bear ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.78%	2.78%
Bull ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.78%	2.78%
Consumer Services UltraSector ProFund	1.78%	2.78%
Europe 30 ProFund	1.78%	2.78%
Falling U.S. Dollar ProFund	1.78%	2.78%
Financials UltraSector ProFund	1.78%	2.78%
Health Care UltraSector ProFund	1.78%	2.78%
Industrials UltraSector ProFund	1.78%	2.78%
Internet UltraSector ProFund	1.78%	2.78%
Large-Cap Growth ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.78%	2.78%

	Expense Limit
Fund Name	Investor Class	Service Class
Mid-Cap Growth ProFund	1.78%	2.78%
Mid-Cap ProFund	1.78%	2.78%
Mid-Cap Value ProFund	1.78%	2.78%
Mobile Telecommunications UltraSector ProFund	1.78%	2.78%
Oil & Gas UltraSector ProFund	1.78%	2.78%
Oil Equipment, Services & Distribution UltraSector ProFund	1.78%	2.78%
NASDAQ-100 ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.78%	2.78%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.78%	2.78%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.78%	2.78%
Short Oil & Gas ProFund	1.78%	2.78%
Short NASDAQ-100 ProFund	1.78%	2.78%
Short Precious Metals ProFund	1.78%	2.78%
Short Real Estate ProFund	1.78%	2.78%
Short Small-Cap ProFund	1.78%	2.78%
Small-Cap Growth ProFund	1.78%	2.78%
Small-Cap ProFund	1.78%	2.78%
Small-Cap Value ProFund	1.78%	2.78%
Technology UltraSector ProFund	1.78%	2.78%
Telecommunications UltraSector ProFund	1.78%	2.78%
U.S. Government Plus ProFund	1.70%	2.70%
UltraBear ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraChina ProFund	1.78%	2.78%
UltraDow 30 ProFund	1.78%	2.78%
UltraEmerging Markets ProFund	1.95%	2.95%
UltraInternational ProFund	1.78%	2.78%
UltraJapan ProFund	1.78%	2.78%
UltraLatin America ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.78%	2.78%
UltraNASDAQ-100 ProFund	1.95%	2.95%
UltraShort China ProFund	1.78%	2.78%
UltraShort Dow 30 ProFund	1.78%	2.78%
UltraShort Emerging Markets ProFund	1.78%	2.78%
UltraShort International ProFund	1.95%	2.95%
UltraShort Japan ProFund	1.78%	2.78%
UltraShort Latin America ProFund	1.78%	2.78%
UltraShort Mid-Cap ProFund	1.78%	2.78%
UltraShort NASDAQ-100 ProFund	1.78%	2.78%
UltraShort Small-Cap ProFund	1.78%	2.78%
UltraSmall-Cap ProFund	1.78%	2.78%
Utilities UltraSector ProFund	1.78%	2.78%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2010 Recouped	2011 Recouped	2012 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	-0-	3,747	-0-
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	-0-	-0-	-0-
Mid-Cap Value ProFund	-0-	-0-	-0-
Mid-Cap Growth ProFund	-0-	5,853	-0-
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	-0-	9,584	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	-0-	-0-
UltraSmall-Cap ProFund	-0-	2,918	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	-0-	-0-	6,485
UltraEmerging Markets ProFund	-0-	-0-	-0-
UltraLatin America ProFund	-0-	-0-	-0-
UltraChina ProFund	-0-	-0-	-0-
UltraJapan ProFund	-0-	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	-0-	-0-	-0-

	2010 Recouped	2011 Recouped	2012 Recouped
UltraShort Emerging Markets ProFund	$-0-	$-0-	$-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-
UltraShort Japan ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	-0-	6,486	-0-
Biotechnology UltraSector ProFund	-0-	-0-	-0-
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-
Internet UltraSector ProFund	-0-	6,322	-0-
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	-0-	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	-0-	10,614	-0-
Pharmaceuticals UltraSector ProFund	-0-	-0-	-0-
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	-0-	-0-	-0-
Semiconductor UltraSector ProFund	-0-	-0-	-0-
Technology UltraSector ProFund	-0-	-0-	-0-
Telecommunications UltraSector ProFund	-0-	-0-	-0-
Utilities UltraSector ProFund	-0-	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors LLC a fee at the annual rate of 0.15% of the average daily net assets for each ProFund.

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$84,366	$-0-	$66,868	$-0-	$100,379	$-0-
Mid-Cap ProFund	24,776	1,823	54,933	-0-	32,143	433
Small-Cap ProFund	44,556	3,983	39,489	5,090	21,032	9,422
NASDAQ-100 ProFund	86,196	-0-	72,630	-0-	63,096	-0-
Large-Cap Value ProFund	19,025	10,910	28,500	4,986	45,112	3,612
Large-Cap Growth ProFund	24,160	3,776	24,367	4,968	58,956	1,283
Mid-Cap Value ProFund	25,924	6,378	32,423	3,913	15,313	9,566

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Mid-Cap Growth ProFund	$20,687	$1,722	$41,942	$-0-	$21,145	$11,159
Small-Cap Value ProFund	32,407	7,533	25,529	6,453	28,717	10,348
Small-Cap Growth ProFund	18,725	7,168	43,674	2,486	21,122	12,689
Europe 30 ProFund	16,496	1,935	28,778	-0-	5,752	5,752
UltraBull ProFund	113,790	-0-	143,446	-0-	85,859	-0-
UltraMid-Cap ProFund	71,782	-0-	99,749	-0-	54,232	-0-
UltraSmall-Cap ProFund	60,355	725	89,952	-0-	57,602	628
UltraDow 30 ProFund	29,939	1,170	27,958	1,681	31,604	9,567
UltraNASDAQ-100 ProFund	193,507	-0-	205,681	-0-	190,767	-0-
UltraInternational ProFund	25,775	4,059	46,521	1,803	31,554	-0-
UltraEmerging Markets ProFund	138,481	-0-	95,836	-0-	71,780	-0-
UltraLatin America ProFund	110,083	-0-	71,319	-0-	32,695	-0-
UltraChina ProFund	42,942	6,388	43,464	2,161	20,668	5,313
UltraJapan ProFund	35,141	3,688	28,436	4,871	19,716	5,260
Bear ProFund	140,750	-0-	87,698	-0-	82,588	1,265
Short Small-Cap ProFund	31,114	5,521	20,755	5,057	20,472	10,917
Short NASDAQ-100 ProFund	30,165	3,911	20,585	4,270	15,724	4,831
UltraBear ProFund	127,528	-0-	107,266	-0-	66,679	-0-
UltraShort Mid-Cap ProFund	8,758	3,717	4,831	4,831	6,941	5,997
UltraShort Small-Cap ProFund	45,630	9,755	34,059	7,285	28,848	10,141
UltraShort Dow 30 ProFund	18,192	1,426	13,060	4,575	13,689	8,770
UltraShort NASDAQ-100 ProFund	56,970	-0-	42,763	-0-	28,270	2,251

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
UltraShort International ProFund	$20,480	$428	$22,964	$-0-	$27,546	$457
UltraShort Emerging Markets ProFund	18,191	5,709	16,785	2,245	11,601	6,913
UltraShort Latin America ProFund	9,044	5,994	4,802	4,802	7,433	6,331
UltraShort China ProFund	6,719	6,719	5,087	5,087	6,093	5,619
UltraShort Japan ProFund	9,057	6,572	5,842	4,912	3,542	3,542
Banks UltraSector ProFund	23,080	5,682	23,836	4,346	23,855	4,443
Basic Materials UltraSector ProFund	55,091	1,852	57,821	-0-	28,040	1,029
Biotechnology UltraSector ProFund	19,614	-0-	14,809	1,612	18,427	5,482
Consumer Goods UltraSector ProFund	5,632	5,632	4,206	4,206	5,329	5,329
Consumer Services UltraSector ProFund	6,311	6,311	5,941	5,941	9,905	5,352
Financials UltraSector ProFund	17,221	7,728	14,636	6,025	12,846	5,681
Health Care UltraSector ProFund	10,765	7,623	11,130	5,281	11,486	6,298
Industrials UltraSector ProFund	10,188	9,668	18,898	3,496	8,777	8,777
Internet UltraSector ProFund	36,851	350	48,445	-0-	26,588	1,473
Mobile Telecommunications UltraSector ProFund	6,260	5,265	5,545	5,545	3,909	3,909
Oil & Gas UltraSector ProFund	72,923	-0-	113,898	-0-	75,451	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	26,426	1,530	55,745	2,024	28,874	1,127

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Pharmaceuticals UltraSector ProFund	$7,158	$6,223	$6,339	$4,996	$15,320	$5,347
Precious Metals UltraSector ProFund	108,735	-0-	103,675	-0-	66,609	-0-
Real Estate UltraSector ProFund	28,289	3,946	44,759	2,740	41,662	4,282
Semiconductor UltraSector ProFund	20,497	5,107	18,849	4,502	8,749	5,672
Technology UltraSector ProFund	19,839	7,740	19,496	2,454	18,517	3,052
Telecommunications UltraSector ProFund	4,114	4,114	6,091	5,079	6,270	5,826
Utilities UltraSector ProFund	16,083	5,422	20,389	3,546	29,860	4,672
Short Oil & Gas ProFund	20,038	7,009	5,937	4,254	3,887	3,887
Short Precious Metals ProFund	17,010	1,954	16,184	5,335	10,794	5,513
Short Real Estate ProFund	41,764	-0-	14,873	1,681	7,243	5,105
U.S. Government Plus ProFund	79,001	-0-	100,579	-0-	76,686	-0-
Rising Rates Opportunity 10 ProFund	101,259	-0-	92,269	-0-	59,644	-0-
Rising Rates Opportunity ProFund	345,163	-0-	378,969	-0-	195,133	-0-
Falling U.S. Dollar ProFund	32,786	1,025	26,319	1,523	14,054	3,630
Rising U.S. Dollar ProFund	121,889	457	74,073	-0-	166,238	-0-

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of July 31, 2012.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Hratch Najarian	160	$14,953,673,977	0	$0	1	$128,787,722
Jeffrey Ploshnick	10	$336,657,519	7	$1,200,111,485	0	$0
Michelle Liu	19	$4,493,737,161	0	$0	0	$0
Alexander Ilyasov	38	$1,469,521	0	$0	0	$0

1	Includes assets of publicly available ProFunds, publicly available series of Access One Trust, and series of ProShares Trust.
2	Includes assets of series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of July 31, 2012 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Hratch Najarian	None	None
Jeffrey Ploshnick	None	$1 - $10,000
Michelle Liu	None	None
Alexander Ilyasov	None	None

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the ProFunds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each ProFund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor and the ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel that are access persons subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ CCO or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a ProFund’s shareholders, no conflict exists between the interests of a ProFund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA and acts as the administrator to the ProFunds. The Administrator provides the ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds under the service agreement. Each ProFund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, Citi, as Administrator, was entitled to, and waived, administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$23,584	$-0-	$18,141	$-0-	$31,465	$-0-
Mid-Cap ProFund	6,908	-0-	15,182	-0-	10,331	-0-
Small-Cap ProFund	12,289	-0-	10,627	-0-	6,642	-0-
NASDAQ-100 ProFund	24,374	-0-	19,506	-0-	20,239	-0-
Large-Cap Value ProFund	5,420	-0-	7,586	-0-	13,860	-0-
Large-Cap Growth ProFund	6,758	-0-	6,660	-0-	18,776	-0-
Mid-Cap Value ProFund	7,388	-0-	8,609	-0-	4,796	-0-
Mid-Cap Growth ProFund	5,847	-0-	11,205	-0-	6,960	-0-
Small-Cap Value ProFund	9,109	-0-	6,881	-0-	8,817	-0-
Small-Cap Growth ProFund	5,283	-0-	11,516	-0-	6,885	-0-
Europe 30 ProFund	4,762	-0-	7,765	-0-	1,808	-0-
UltraBull ProFund	31,639	-0-	39,138	-0-	26,978	-0-
UltraMid-Cap ProFund	19,996	-0-	26,950	-0-	17,135	-0-
UltraSmall-Cap ProFund	17,022	-0-	24,309	-0-	18,577	-0-
UltraDow 30 ProFund	8,417	-0-	7,569	-0-	9,918	-0-

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
UltraNASDAQ-100 ProFund	$54,922	$-0-	$56,138	$-0-	$60,246	$-0-
UltraInternational ProFund	7,404	-0-	12,486	-0-	9,314	-0-
UltraEmerging Markets ProFund	39,415	-0-	26,144	-0-	22,436	-0-
UltraLatin America ProFund	31,405	-0-	19,593	-0-	10,582	-0-
UltraChina ProFund	12,273	-0-	11,806	-0-	6,484	-0-
UltraJapan ProFund	9,861	-0-	7,690	-0-	6,228	-0-
Bear ProFund	39,005	-0-	24,295	-0-	26,167	-0-
Short Small-Cap ProFund	9,702	-0-	5,658	-0-	6,246	-0-
Short NASDAQ-100 ProFund	8,833	-0-	5,484	-0-	4,759	-0-
UltraBear ProFund	36,558	-0-	29,441	-0-	21,314	-0-
UltraShort Mid-Cap ProFund	2,527	-0-	1,314	-0-	2,203	-0-
UltraShort Small-Cap ProFund	13,164	-0-	9,192	-0-	8,935	-0-
UltraShort Dow 30 ProFund	5,118	-0-	3,564	-0-	4,299	-0-
UltraShort NASDAQ-100 ProFund	16,116	-0-	11,596	-0-	8,907	-0-
UltraShort International ProFund	5,340	-0-	6,705	-0-	8,915	-0-
UltraShort Emerging Markets ProFund	5,119	-0-	3,760	-0-	3,703	-0-
UltraShort Latin America ProFund	2,579	-0-	1,321	-0-	2,362	-0-
UltraShort China ProFund	1,876	-0-	1,514	-0-	1,735	-0-
UltraShort Japan ProFund	2,592	-0-	1,576	-0-	996	-0-
Banks UltraSector ProFund	6,467	-0-	6,409	-0-	7,572	-0-
Basic Materials UltraSector ProFund	15,602	-0-	15,566	-0-	9,045	-0-
Biotechnology UltraSector ProFund	5,526	-0-	4,036	-0-	5,794	-0-
Consumer Goods UltraSector ProFund	1,535	-0-	1,134	-0-	1,641	-0-
Consumer Services UltraSector ProFund	1,722	-0-	1,606	-0-	3,026	-0-
Financials UltraSector ProFund	4,881	-0-	3,858	-0-	4,037	-0-
Health Care UltraSector ProFund	3,028	-0-	3,007	-0-	3,554	-0-
Industrials UltraSector ProFund	2,848	-0-	4,659	-0-	2,959	-0-
Internet UltraSector ProFund	10,460	-0-	13,053	-0-	8,775	-0-
Mobile Telecommunications UltraSector ProFund	1,735	-0-	1,529	-0-	1,135	-0-
Oil & Gas UltraSector ProFund	20,677	-0-	30,506	-0-	24,023	-0-

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Oil Equipment, Services & Distribution UltraSector ProFund	$7,519	$-0-	$14,950	$-0-	$9,308	$-0-
Pharmaceuticals UltraSector ProFund	1,992	-0-	1,724	-0-	4,664	-0-
Precious Metals UltraSector ProFund	30,562	-0-	28,170	-0-	21,310	-0-
Real Estate UltraSector ProFund	7,814	-0-	12,127	-0-	13,109	-0-
Semiconductor UltraSector ProFund	5,714	-0-	5,043	-0-	2,726	-0-
Technology UltraSector ProFund	5,594	-0-	5,204	-0-	5,746	-0-
Telecommunications UltraSector ProFund	1,127	-0-	1,642	-0-	2,015	-0-
Utilities UltraSector ProFund	4,521	-0-	5,618	-0-	9,233	-0-
Short Oil & Gas ProFund	6,050	-0-	1,837	-0-	1,107	-0-
Short Precious Metals ProFund	4,867	-0-	4,366	-0-	3,496	-0-
Short Real Estate ProFund	11,680	-0-	4,112	-0-	2,308	-0-
U.S. Government Plus ProFund	20,923	-0-	27,168	-0-	24,958	-0-
Rising Rates Opportunity 10 ProFund	28,679	-0-	25,206	-0-	19,001	-0-
Rising Rates Opportunity ProFund	96,521	-0-	101,985	-0-	63,583	-0-
Falling U.S. Dollar ProFund	9,548	-0-	7,217	-0-	4,434	-0-
Rising U.S. Dollar ProFund	33,557	-0-	18,153	-0-	51,827	-0-

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

	2010	2011	2012
Bull ProFund	$48,117	$38,581	$71,243
Mid-Cap ProFund	15,691	32,053	25,027
Small-Cap ProFund	29,050	27,675	21,337
NASDAQ-100 ProFund	46,384	38,494	44,388
Large-Cap Value ProFund	12,690	16,992	32,345
Large-Cap Growth ProFund	14,607	15,178	42,570

	2010	2011	2012
Mid-Cap Value ProFund	$15,964	$18,641	$12,297
Mid-Cap Growth ProFund	12,748	23,246	16,543
Small-Cap Value ProFund	20,318	16,041	21,962
Small-Cap Growth ProFund	12,462	24,710	17,162
Europe 30 ProFund	8,985	15,275	4,107
UltraBull ProFund	63,808	79,027	61,577
UltraMid-Cap ProFund	40,686	54,844	39,532
UltraSmall-Cap ProFund	38,457	54,360	47,060
UltraDow 30 ProFund	16,047	14,903	21,668
UltraNASDAQ-100 ProFund	105,102	109,819	130,659
UltraInternational ProFund	13,950	24,162	20,013
UltraEmerging Markets ProFund	74,285	51,068	48,513
UltraLatin America ProFund	58,764	38,241	23,065
UltraChina ProFund	23,465	23,064	14,302
UltraJapan ProFund	18,847	14,927	13,395
Bear ProFund	75,570	47,592	56,414
Short Small-Cap ProFund	17,126	11,238	14,088
Short NASDAQ-100 ProFund	16,675	10,711	10,207
UltraBear ProFund	69,271	57,765	46,097
UltraShort Mid-Cap ProFund	4,742	2,581	4,773
UltraShort Small-Cap ProFund	25,242	17,976	19,923
UltraShort Dow 30 ProFund	9,817	6,979	9,296
UltraShort NASDAQ-100 ProFund	30,709	22,680	19,268
UltraShort International ProFund	10,470	13,162	19,251
UltraShort Emerging Markets ProFund	9,943	7,331	8,021
UltraShort Latin America ProFund	4,917	2,588	5,145
UltraShort China ProFund	3,621	2,960	3,745
UltraShort Japan ProFund	4,826	3,063	2,153
Banks UltraSector ProFund	12,845	12,933	16,743
Basic Materials UltraSector ProFund	29,950	30,557	19,966
Biotechnology UltraSector ProFund	10,712	8,077	12,759

	2010	2011	2012
Consumer Goods UltraSector ProFund	$3,708	$3,028	$4,319
Consumer Services UltraSector ProFund	4,570	4,404	7,743
Financials UltraSector ProFund	10,890	9,150	10,322
Health Care UltraSector ProFund	6,607	6,746	8,457
Industrials UltraSector ProFund	7,025	10,518	8,074
Internet UltraSector ProFund	19,838	25,608	19,148
Mobile Telecommunications UltraSector ProFund	3,428	3,061	2,528
Oil & Gas UltraSector ProFund	39,756	59,861	52,432
Oil Equipment, Services & Distribution UltraSector ProFund	14,444	29,247	20,289
Pharmaceuticals UltraSector ProFund	3,898	3,531	10,259
Precious Metals UltraSector ProFund	58,016	54,756	45,842
Real Estate UltraSector ProFund	15,467	24,277	29,001
Semiconductor UltraSector ProFund	11,303	10,086	6,175
Technology UltraSector ProFund	11,634	11,186	13,356
Telecommunications UltraSector ProFund	2,273	3,351	4,582
Utilities UltraSector ProFund	9,232	11,517	20,484
Short Oil & Gas ProFund	12,562	3,492	2,401
Short Precious Metals ProFund	9,405	8,568	7,541
Short Real Estate ProFund	22,617	7,874	4,997
U.S. Government Plus ProFund	40,539	53,057	54,087
Rising Rates Opportunity 10 ProFund	54,317	48,970	41,079
Rising Rates Opportunity ProFund	184,543	198,352	136,851
Falling U.S. Dollar ProFund	17,897	13,959	9,552
Rising U.S. Dollar ProFund	65,020	35,734	112,523

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is Suite 500, 191 West Nationwide Boulevard, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each ProFund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended July 31, 2012, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$112,507	$-0-
Mid-Cap ProFund	15,648	-0-
Small-Cap ProFund	19,514	-0-
NASDAQ-100 ProFund	62,428	-0-
Large-Cap Value ProFund	31,568	-0-
Large-Cap Growth ProFund	29,668	-0-
Mid-Cap Value ProFund	20,854	-0-
Mid-Cap Growth ProFund	34,861	-0-
Small-Cap Value ProFund	44,513	-0-
Small-Cap Growth ProFund	32,397	-0-
Europe 30 ProFund	6,889	-0-
UltraBull ProFund	53,592	-0-
UltraMid-Cap ProFund	31,047	-0-
UltraSmall-Cap ProFund	22,332	-0-
UltraDow 30 ProFund	25,350	-0-
UltraNASDAQ-100 ProFund	59,985	-0-
UltraInternational ProFund	7,081	-0-
UltraEmerging Markets ProFund	28,064	-0-
UltraLatin America ProFund	17,028	-0-
UltraChina ProFund .	5,442	-0-
UltraJapan ProFund	3,056	-0-
Bear ProFund	64,834	-0-
Short Small-Cap ProFund	38,592	-0-
Short NASDAQ-100 ProFund	10,572	-0-

Fund	Service Class Paid	Service Class Waived
UltraBear ProFund	$16,845	$-0-
UltraShort Mid-Cap ProFund	5,450	-0-
UltraShort Small-Cap ProFund	17,208	-0-
UltraShort Dow 30 ProFund	6,931	-0-
UltraShort NASDAQ-100 ProFund	5,789	-0-
UltraShort International ProFund	16,492	-0-
UltraShort Emerging Markets ProFund	5,660	-0-
UltraShort Latin America ProFund .	2,471	-0-
UltraShort China ProFund	2,525	-0-
UltraShort Japan ProFund	821	-0-
Banks UltraSector ProFund	8,824	-0-
Basic Materials UltraSector ProFund	17,184	-0-
Biotechnology UltraSector ProFund	10,794	-0-
Consumer Goods UltraSector ProFund	7,588	-0-
Consumer Services UltraSector ProFund	12,276	-0-
Financials UltraSector ProFund	6,100	-0-
Health Care UltraSector ProFund	10,299	-0-
Industrials UltraSector ProFund	6,772	-0-
Internet UltraSector ProFund	11,933	-0-
Mobile Telecommunications UltraSector ProFund	1,697	-0-
Oil & Gas UltraSector ProFund	39,698	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	11,292	-0-
Pharmaceuticals UltraSector ProFund	8,324	-0-
Precious Metals UltraSector ProFund	71,037	-0-
Real Estate UltraSector ProFund	25,203	-0-
Semiconductor UltraSector ProFund	2,645	-0-
Technology UltraSector ProFund	13,924	-0-
Telecommunications UltraSector ProFund	4,319	-0-

Fund	Service Class Paid	Service Class Waived
Utilities UltraSector ProFund	$10,629	$-0-
Short Oil & Gas ProFund	784	-0-
Short Precious Metals ProFund	3,840	-0-
Short Real Estate ProFund	1,168	-0-
U.S. Government Plus ProFund	82,492	-0-
Rising Rates Opportunity 10 ProFund	16,673	-0-
Rising Rates Opportunity ProFund	66,304	-0-
Falling U.S. Dollar ProFund	2,967	-0-
Rising U.S. Dollar ProFund	42,796	-0-

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund’s shares or the amount a ProFund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds. Dealers may not use sales of the ProFunds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, First Allied Securities, Wells Fargo and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of ProFund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund may use financial firms that sell ProFund shares to effect transactions for the ProFund’s portfolio, the ProFund and ProFund Advisors will not consider the sale of ProFund shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2010	2011	2012
Bull ProFund	$132,269	$84,080	$162,357
Mid-Cap ProFund	34,943	112,746	82,988
Small-Cap ProFund	82,108	72,630	41,334
NASDAQ-100 ProFund	136,603	123,117	112,102
Large-Cap Value ProFund	28,067	51,102	93,112
Large-Cap Growth ProFund	47,263	35,145	119,637
Mid-Cap Value ProFund	44,349	59,525	41,279
Mid-Cap Growth ProFund	21,228	47,428	57,790
Small-Cap Value ProFund	57,412	38,596	57,618
Small-Cap Growth ProFund	25,408	66,988	53,005
Europe 30 ProFund	15,027	29,869	20,503
UltraBull ProFund	169,936	228,527	148,908
UltraMid-Cap ProFund	141,119	190,658	120,282
UltraSmall-Cap ProFund	74,905	127,650	98,053
UltraDow 30 ProFund	33,045	28,487	64,329
UltraNASDAQ-100 ProFund	262,227	295,506	365,048
UltraInternational ProFund	46,053	85,791	85,296
UltraEmerging Markets ProFund	228,005	145,552	136,832
UltraLatin America ProFund	169,290	103,411	55,126
UltraChina ProFund	72,904	78,867	40,176
UltraJapan ProFund	70,298	56,392	44,570
Bear ProFund	306,695	217,697	194,152
Short Small-Cap ProFund	52,860	34,192	39,238
Short NASDAQ-100 ProFund	30,794	34,771	32,296
UltraBear ProFund	193,688	206,864	120,384
UltraShort Mid-Cap ProFund	7,611	4,945	16,118
UltraShort Small-Cap ProFund	35,198	30,450	38,233
UltraShort Dow 30 ProFund	24,172	18,005	25,191

	2010	2011	2012
UltraShort NASDAQ-100 ProFund	$64,095	$54,683	$48,095
UltraShort International ProFund	34,230	48,165	51,844
UltraShort Emerging Markets ProFund	30,534	28,737	25,707
UltraShort Latin America ProFund	6,196	7,155	21,505
UltraShort China ProFund	8,375	5,712	15,482
UltraShort Japan ProFund	14,665	8,872	12,024
Banks UltraSector ProFund	41,485	42,927	49,682
Basic Materials UltraSector ProFund	120,842	110,708	67,698
Biotechnology UltraSector ProFund	37,696	24,198	44,230
Consumer Goods UltraSector ProFund	13,341	6,567	14,020
Consumer Services UltraSector ProFund	11,919	9,413	23,003
Financials UltraSector ProFund	23,976	28,161	32,117
Health Care UltraSector ProFund	19,001	20,869	29,464
Industrials UltraSector ProFund	21,082	28,450	40,638
Internet UltraSector ProFund	80,702	94,303	64,209
Mobile Telecommunications UltraSector ProFund	9,803	9,366	11,559
Oil & Gas UltraSector ProFund	138,363	221,362	195,543
Oil Equipment, Services & Distribution UltraSector ProFund	45,354	108,415	76,637
Pharmaceuticals UltraSector ProFund	15,523	10,889	39,766
Precious Metals UltraSector ProFund	140,087	137,586	100,674
Real Estate UltraSector ProFund	48,627	85,947	97,858
Semiconductor UltraSector ProFund	45,144	42,500	24,824
Technology UltraSector ProFund	37,689	25,041	31,932
Telecommunications UltraSector ProFund	7,870	8,702	18,014
Utilities UltraSector ProFund	34,152	43,000	70,900
Short Oil & Gas ProFund	59,111	8,971	13,778
Short Precious Metals ProFund	24,664	34,164	23,778
Short Real Estate ProFund	75,535	41,843	21,107
U.S. Government Plus ProFund	52,840	172,420	125,701

	2010	2011	2012
Rising Rates Opportunity 10 ProFund	$201,764	$169,950	$158,260
Rising Rates Opportunity ProFund	671,547	773,927	519,663
Falling U.S. Dollar ProFund	54,159	44,980	34,173
Rising U.S. Dollar ProFund	172,406	83,955	424,989

For the fiscal years ended July 31, 2010, July 31, 2011 and July 31, 2012, the Advisor paid, out of its own resources, $112,940, $97,862 and $228,405 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Class Shares and Investor Class Shares and.

All shares of the ProFunds are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of November 1, 2012, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Funds.

See Appendix B to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds has elected and intends to be taxed each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund’s taxable year, (i) at least 50% of the fair market value of the ProFund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other RICs) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular ProFund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a ProFund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a ProFund were to fail to meet the 90% gross income, diversification, or distribution test described above, the ProFund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a ProFund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify for taxation as a RIC under the Code, the ProFund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Distributions from a ProFund would not be deductible by the ProFund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the ProFund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a ProFund qualifies as a RIC that is accorded special tax treatment, the ProFund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the ProFunds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses), in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a ProFund will be subject to tax at regular corporate rates. If a ProFund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the ProFund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the ProFund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of a ProFund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The ProFunds are not required to, and there can be no assurance that a ProFund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year. Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. The ProFunds intend generally to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and is paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a ProFund’s net investment income. Instead, potentially subject to certain limitations, a ProFund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the ProFund retains or distributes such gains. If a ProFund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. If a ProFund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the ProFund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A ProFund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

See the ProFunds’ most recent annual shareholder report for the ProFunds’ available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain – the excess of net long-term capital gains from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year over net short-term capital losses, in each case determined with reference to any loss carryforrwards – that are properly reported by the ProFund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a ProFund owned (or is treated as having owned) for one year or less will be taxable to shareholders as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Long-term capital gain rates applicable to non-corporate shareholders have been temporarily reduced, in general, to 15% (with a 0% rate applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a ProFund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of ProFund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a ProFund.

If, in and with respect to any taxable year, a ProFund makes a distribution to a shareholder in excess of the ProFund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable in the manner described herein whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a ProFund before a shareholder’s investment (and thus were included in the price the shareholder paid for the ProFund shares). Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a ProFund, may qualify for the 70% dividends-received deduction, provided holding period and other requirements are met at both the shareholder and ProFund level. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances. The Inverse, Inverse Sector and Non-Equity ProFunds do not expect that a significant portion, if any, of their distributions will qualify for the corporate dividends-received deduction.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. This provision will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a ProFund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the ProFund’s shares. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares. Upon the redemption, sale or exchange of ProFund shares, the ProFund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the ProFunds Prospectus for more information.

MARKET DISCOUNT

If a ProFund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a ProFund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the ProFund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a ProFund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts are treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a ProFund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a ProFund in options, futures and forward contracts, swaps, and other derivative financial instruments, as well as any of its hedging, short sale, securities loans or similar transactions, are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a ProFund are treated as ordinary or capital, accelerate the recognition of income or gains to a ProFund and defer or possibly prevent the recognition or use of certain losses by a ProFund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a ProFund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a ProFund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, a ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the 30th day after the close of a ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as “excess distributions.” Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the ProFund generally would be required to include in its gross income its share of the ordinary earnings and net capital gain of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a ProFund recognizing income without a corresponding receipt of cash and accordingly require the ProFund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the ProFund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, a ProFund may incur the tax and interest charges described above in some instances.

REAL ESTATE INVESTMENT TRUSTS

A ProFund’s investments in REIT equity securities may result in the ProFund’s receipt of cash in excess of the REIT’s earnings; if the ProFund distributes these amounts, these distributions could constitute a return of capital to ProFund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a ProFund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a ProFund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a ProFund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A ProFund may invest directly or indirectly (through its investment in REITs) in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT or other pass-through entity that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a ProFund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

UNRELATED BUSINESS TAXABLE INCOME

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund that recognizes excess inclusion income, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal income tax rate imposed on corporations. The extent to which this IRS guidance remains applicable to CRTs in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the ProFund. The ProFunds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Income received by a ProFund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If a ProFund qualifies as a RIC and if more than 50% of the value of such ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat qualified foreign taxes paid by the ProFund to foreign countries in respect of foreign securities that the ProFund has held for at least the minimum period specified in the Code as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. The ProFunds generally do not anticipate that they will be eligible to make this election, and therefore do not anticipate that shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

FOREIGN CURRENCY TRANSACTIONS

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain Section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s Section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, reducing each shareholder’s basis in his or her ProFund shares.

As described above, at least 90% of a ProFund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

Certain of a ProFund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a ProFund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the ProFund’s book income is less than its taxable income, the ProFund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a ProFund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the ProFund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding.

The backup withholding tax rate is 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS. In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

Distributions that are properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. For distributions with respect to taxable years of the ProFunds beginning before January 1, 2012, however, this tax did not apply and a ProFund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that did not provide a satisfactory statement that the beneficial owner was not a United States person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the ProFund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the ProFund in a written notice to shareholders (“short-term capital gain dividends”). A ProFund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld even if the ProFund reported all or a portion of a payment as an interest-related or short-term capital gain dividend. The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of ProFunds shares who or which is a foreign shareholder has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will in general be subject to U.S. federal income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial holder of shares that is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of a ProFund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the ProFund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign shareholders from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs, which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules discussed in the following paragraph may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs (or, prior to January 1, 2012, RICs )and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

If a ProFund were a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, under a special “look-through” rule, any distributions from the ProFund (including, in certain cases, distributions made by the ProFund in redemption of its shares) to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands that are attributable directly or indirectly to (b) distributions received by the ProFund from a lower-tier RIC or REIT that the ProFund is required to treat as USRPI gain in its hands would retain their character as gains realized from USRPIs in the hands of the ProFund’s foreign shareholders. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the ProFund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the ProFund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the ProFund did not exceed 5% at any time during the prior year), the USRPI distributions generally will be treated as ordinary income (regardless of any reporting by the ProFund that such distribution is a Capital Gain Dividend or short-term capital gain dividend), and the ProFund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Prior to January 1, 2012, the special “look-through” rule discussed above for distributions by a ProFund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the ProFund and (ii) distributions received by the ProFund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders of such ProFunds also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of ProFund shares.

In addition, a ProFund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding was generally not required with respect to amounts paid in redemption of shares of a ProFund if the ProFund was a domestically controlled USRPHC or, in certain limited cases, if the ProFund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. The exemption from withholding for redemptions has expired for redemptions made on or after January 1, 2012 and such withholding is required, without regard to whether a Fund or any RIC in which a ProFund invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a ProFund.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by a ProFund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide a ProFund with such certifications, waivers or other documentation as the ProFund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing a ProFund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides a ProFund with appropriate certifications or other documentation concerning its status.

A ProFund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a ProFund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the ProFund.

REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a ProFund could be required to report annually their “financial interest” in the ProFund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a ProFund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local, and foreign taxes, depending on each shareholder’s particular situation. Foreign shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (for instance, banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above. Prospective investors should consult their tax advisors for more information about their own tax situations, including possible other federal, state, local, and foreign tax consequences of investing in a Fund.

EQUALIZATION ACCOUNTING

Each ProFund intends to distribute its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of income and gains that a ProFund is required to distribute as dividends to non-redeeming shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions otherwise required to be made to non-redeeming shareholders and the amount of any undistributed income or gains will be reflected in the value of a ProFund’s shares. The total return on a shareholder’s investment will generally not be reduced as a result of a ProFund’s use of this practice. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Lehman Brothers, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE MKT U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Inc, the Paris CAC 40, Deutsche Aktien Index, Bank of New York Mellon and The NASDAQ Stock Market, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500® Value Index,” “S&P 500® Growth Index,” “S&P Mid-Cap 400® Growth Index,” “S&P Mid-Cap 400® Value Index,” “S&P Small-Cap 600® Growth Index,” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc.. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProFunds. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProFunds with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProFunds or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProFunds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, case the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROFUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROFUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

BNY Mellon, BNY Mellon Emerging Markets 50 ADR Index, BNY Mellon China Select ADR Index and BNY Mellon Latin America 35 ADR Index (“BNYM Index Marks”) are service marks of The Bank of New York Mellon Corporation or any of its subsidiaries, affiliates or group companies (“BNY Mellon”) and have been licensed for use for certain purposes by ProFunds. ProFunds’ products based on the BNYM Index Marks named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon, and BNY Mellon does not make any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the indexes named above to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ProFunds, on the other, is limited to the licensing of certain service marks and trade names of BNY Mellon, and the BNYM Index Marks are determined, composed and calculated by BNY Mellon without regard to ProFunds or its products. BNY Mellon has no obligation to take the needs of ProFunds or the purchasers or owners of its products into consideration in determining, composing or calculating the indexes named above. BNY Mellon is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the products. BNY MELLON DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN, AND BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUNDS, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the Funds or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Small-Cap, UltraSmall-Cap, Short Small-Cap and UltraShort Small-Cap ProFunds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Small-Cap, UltraSmall-Cap, Short Small-Cap and UltraShort Small-Cap ProFunds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANT DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THERIN.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended July 31, 2012 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 30, 2012

All Companies	Weight
ARM HOLDINGS PLC-SPONS ADR	3.90%
ASML HOLDING NV-NY REG SHS	3.38%
ASTRAZENECA PLC-SPONS ADR	2.78%
BHP BILLITON PLC-ADR	4.24%
BARCLAYS PLC-SPONS ADR	2.69%
BP PLC-SPONS ADR	3.95%
ANHEUSER-BUSCH INBEV SPN ADR	4.66%
DIAGEO PLC-SPONSORED ADR	3.87%
ENI SPA-SPONSORED ADR	3.05%
ELAN CORP PLC-SPONS ADR	1.95%
ERICSSON (LM) TE-SP ADR	2.66%
GLAXOSMITHKLINE PLC-SPON ADR	3.32%
HSBC HOLDINGS PLC-SPONS ADR	5.49%
ING GROEP N.V.-SPONSORED ADR	2.52%
ARCELORMITTAL-NY REGISTERED	1.48%
NOKIA CORP-SPON ADR	0.79%
PHILIPS ELECTRONICS-NY SHR	2.30%
ROYAL DUTCH SHELL PLC-ADR	4.83%
RIO TINTO PLC-SPON ADR	3.65%
BANCO SANTANDER SA-SPON ADR	3.77%
SAP AG-SPONSORED ADR	4.10%
SHIRE PLC-ADR	2.46%
SIEMENS AG-SPONS ADR	3.96%
SANOFI-ADR	3.70%
STATOIL ASA-SPON ADR	3.23%
TELEFONICA SA-SPON ADR	2.59%
TOTAL SA-SPON ADR	3.78%
TENARIS SA-ADR	2.71%
UNILEVER N V-NY SHARES	3.30%
VODAFONE GROUP PLC-SP ADR	4.88%

Eligible countries include Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the ProFunds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 1, 2012, the following persons owned 5% or more of the shares of the ProFunds. Persons who own more than 25% of the shares of a ProFund may be deemed to control that ProFund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Basic Materials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	30.7%
Biotechnology UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	35.40%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.10%
Bull ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.30%
Europe 30 ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	45.70%
Falling U.S. Dollar ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	34.00%
Fianancials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	43.40%
Healthcare UltraSector ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	43.40%
Industrials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	33.80%
	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	25.40%
Internet UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	26.90%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Large-Cap Growth ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	35.60%
Large-Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31.50%
Mid-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	44.20%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	29.10%
Mid-Cap Growth ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32.60%
Mobile Telecommunications UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	40.50%
Oil & Gas UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.50%
Oil Equipment Services & Distribution ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	32.80%
Real Estate UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	42.00%
Rising Rates Opportunity ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	32.10%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.10%
Rising Rates Opportunity 10 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	54.20%
Rising U.S. Dollar ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	45.70%
Short NADAQ-100 ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	52.50%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Short Real Estate ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	63.30%
Short Small-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	30.60%
Small-Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	53.50%
Small-Cap Growth ProFunds	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	45.70%
	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.70%
Small-Cap Value ProFund	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	36.40%
Technology UltraSector ProFund	Vanguard Brokerage Services 100 Vanguard Boulevard Malvern, PA 61066	PA	The Vanguard Group	31.90%
Telecommunications UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.20%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.80%
UltraBull ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	28.90%
UltraEmerging Markets ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.60%
UltraJapan ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	50.20%
UltraMid-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	27.00%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	26.20%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
UltraNASDAQ-100 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	28.20%
UltraShort China ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	35.70%
UltraShort Emerging Markets ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31.20%
	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	26.00%
UltraShort Japan ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	42.30%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.80%
UltraShort Latin America ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	54.20%
UltraShort Mid-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	37.10%
UltraSmall-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.70%
Utilities UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	40.90%

As of November 1, 2012, to the knowledge of management no person beneficially owned five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BANKS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,162,373	35.95%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	770,797	23.84%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	234,623	7.26%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	178,674	5.53%
FREDERICK T STAFFORD 43025 RIVER BEND DR PLYMOUTH MI 48170	175,705	5.43%
BANKS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	57,609	25.27%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	14,869	6.52%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	14,504	6.36%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	96,661	30.68%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	67,347	21.37%
FOUR SIGMA CAPITAL LTD PARTNERSHIP II 1 CRANBERRY HL LEXINGTON MA 024217394	25,765	8.18%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	22,626	7.18%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BASIC MATERIALS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	8,629	22.26%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,324	13.74%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	3,641	9.39%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,430	6.27%
BEAR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	321,331	23.46%
LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	269,598	19.69%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	231,563	16.91%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	213,961	15.62%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	81,507	5.95%
BEAR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	271,338	55.61%
MG TRUST CO AS THE AGENT FOR DYNAMARK GRAPHICS GROUP INC PO BOX 5508 DENVER CO 80217	58,752	12.04%
BIOTECHNOLOGY ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	175,329	38.70%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	141,321	31.19%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	40,760	9.00%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BIOTECHNOLOGY ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,639	35.18%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,879	19.44%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,055	16.72%
BULL PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	339,699	29.27%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	242,277	20.88%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	234,409	20.20%
BULL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	41,259	21.65%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	10,714	5.62%
CONSUMER GOODS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	8,953	25.74%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	8,212	23.61%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	3,860	11.10%
CONSUMER GOODS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	3,374	28.05%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	1,192	9.91%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CONSUMER SERVICES ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	48,140	26.29%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	34,472	18.83%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	25,747	14.06%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,077	8.23%
THOMAS N CANFIELD 1500 WIGHTMAN ST PITTSBURGH PA 15217	9,366	5.12%
CONSUMER SERVICES ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	12,232	22.39%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	3,155	5.77%
EUROPE 30 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	268,645	58.52%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	80,638	17.57%
FALLING U.S. DOLLAR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	132,201	38.94%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	100,553	29.62%
FALLING U.S. DOLLAR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,306	54.54%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,424	18.04%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	1,371	17.37%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
FINANCIALS ULTRASECTOR PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	452,959	34.16%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	405,290	30.57%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	145,321	10.96%
FINANCIALS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	17,173	11.89%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	11,126	7.70%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	9,952	6.89%
HEALTH CARE ULTRASECTOR PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	274,190	48.43%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	120,414	21.27%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	57,130	10.09%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	33,188	5.86%
HEALTH CARE ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	8,441	10.18%
INDUSTRIALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	56,840	42.21%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	30,379	22.56%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	21,843	16.22%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
INDUSTRIALS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,567	15.12%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	1,945	11.46%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	933	5.50%
INTERNET ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	29,501	28.27%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	22,922	21.97%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	13,584	13.02%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7,194	6.89%
INTERNET ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,067	39.28%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	958	18.20%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	733	13.94%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	590	11.20%
GARY WERNER 21 CRESCENT DRIVE MILFORD CT 06460	525	9.97%
LARGE-CAP GROWTH PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	331,519	48.66%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	254,252	37.32%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	42,079	6.18%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
LARGE-CAP GROWTH PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	9,698	25.41%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	6,338	16.61%
LARGE-CAP VALUE PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	465,077	40.72%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	384,852	33.70%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	99,348	8.70%
LARGE-CAP VALUE PROFUND – SERVICE CLASS
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	12,961	9.49%
MID-CAP GROWTH PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	38,774	23.87%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	32,135	19.78%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	28,584	17.60%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	19,903	12.25%
MID-CAP VALUE PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	59,721	31.07%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	40,090	20.86%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	25,529	13.28%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	22,955	11.94%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MID-CAP PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	780,268	75.53%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	145,011	14.04%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	5,562	46.96%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,455	29.17%
MOBILE TELECOMMUNICATIONS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	226,548	44.46%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	120,463	23.64%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	54,547	10.70%
MOBILE TELECOMMUNICATIONS PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,721	28.42%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9,228	16.68%
NASDAQ-100 PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	204,955	30.07%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	204,131	29.95%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	94,064	13.80%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	41,333	6.06%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,677	22.25%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	3,930	8.19%
OIL & GAS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	273,733	32.84%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	211,646	25.39%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	84,073	10.09%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	51,477	6.18%
OIL & GAS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	25,921	27.19%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	17,198	18.04%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	7,580	7.95%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	7,414	7.78%
OIL EQUIPMENT SERVICES & DISTRIBUTION PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	232,428	34.61%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	104,963	15.63%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	59,766	8.90%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	48,112	7.16%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
OIL EQUIPMENT SERVICES & DISTRIBUTION PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	13,001	35.08%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,057	21.74%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	5,348	14.43%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,551	9.58%
PHARMACEUTICALS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	134,947	22.19%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	134,475	22.11%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	96,008	15.79%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	46,327	7.62%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	31,470	5.17%
PRECIOUS METALS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	208,842	19.25%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	156,729	14.45%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	105,106	9.69%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	58,723	5.41%
PRECIOUS METALS PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	62,478	28.06%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
REAL ESTATE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	447,715	41.53%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	321,400	29.81%
REAL ESTATE PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	88,109	73.78%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,440	8.74%
RISING RATES OPPORTUNITY 10 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	956,780	54.77%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	329,141	18.84%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	140,919	8.07%
RISING RATES OPPORTUNITY 10 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	16,281	43.80%
RUTH MARTENS THE WALDO & RUTH MARTENS LVNG TRST 651 RIVERVIEW DR TWIN FALLS ID 83301	6,190	16.65%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,955	13.33%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
RISING RATES PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,258,593	29.10%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,580,090	25.34%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	2,154,915	11.92%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,509,808	8.35%
FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE MCLEAN VA 22102	1,121,687	6.21%
RISING RATES PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	58,962	7.87%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	56,860	7.59%
RISING U.S. DOLLAR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	993,343	49.33%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	549,533	27.29%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	176,884	8.78%
KUANGMIN CHEN 1425 WESTMINSTER DRIVE COLUMBUS OH 43221	98,706	24.83%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	88,717	22.31%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	60,010	15.09%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	55,590	13.98%
ERNESTO L DIAZ PO BOX 522625 MIAMI FL 33152	30,156	7.59%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SEMICONDUCTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	7,173	61.99%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,416	12.24%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	709	6.12%
MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246	584	5.04%
SHORT NASDAQ-100 PROFUND – INVESTOR CLASS
THOMAS H THELEN 13-5725 KAPOHO KALAPANA RD PAHOA HI 96778	120,651	17.07%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	81,239	11.50%
CELESTINE A THELEN 13-5725 KAPOHO KALAPANA RD PAHOA HI 96778	49,950	7.07%
SCOTT DALY DEFINED BENEFIT PLAN 121 HOLLYWOOD AVE DOUGLASTON NY 11363	48,835	6.91%
SHORT NASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	56,186	11.91%
GEORGIA L NOBLE 515 DREXEL DRIVE SANTA BARBARA CA 93103	26,969	5.72%
SHORT OIL & GAS PROFUND – INVESTOR CLASS
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	339,127	55.72%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	116,288	19.11%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	37,311	6.13%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	33,448	5.50%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SHORT OIL & GAS PROFUND – SERVICE CLASS
MG TRUST CO AS THE AGENT FOR DYNAMARK GRAPHICS GROUP INC PO BOX 5508 DENVER CO 80217	1,427	41.57%
SOUTHWEST SECURITIES, INC. 1201 ELM STREET DALLAS TX 75270	1,396	40.64%
CHARLES ALVIN TURNER 161 WENDY LANE ATHENS GA 30605	366	10.66%
SHORT PRECIOUS METALS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	316,443	30.73%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	209,072	20.30%
BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD JERSEY CITY NJ 07310	91,734	8.91%
ROSE NOMINEES GLATEGNY ESPLANADE ST PETER PORT PO BOX 25 REGENCY COURT GUERNSEY GY1 3AP	67,037	6.51%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	53,237	5.17%
SHORT PRECIOUS METALS PROFUND – SERVICE CLASS
MICHAEL R HULTHEN 3372 OLD HICKORY LN MEDINA OH 44256	10,972	44.44%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	4,946	20.03%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,287	17.36%
ERIC J WENHARDT 281 N MESSNER ROAD AKRON OH 44319	1,550	6.28%
EMILY J BECK 1015 LAKESHORE WALK MEDINA OH 44256	1,280	5.19%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SHORT REAL ESTATE PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	358,620	65.85%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	77,617	14.25%
SHORT REAL ESTATE PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	7,978	40.47%
SOUTHWEST SECURITIES, INC. 1201 ELM STREET DALLAS TX 75270	6,071	30.80%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	4,162	21.11%
SHORT SMALL-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	222,850	39.08%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	78,087	13.69%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	75,654	13.27%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	37,474	6.57%
SHORT SMALL-CAP PROFUND – SERVICE CLASS
SUSAN J BROOKS 5336 COURTNEY PLACE COLUMBUS OH 43235	129,212	19.40%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	114,561	17.20%
WILLIAM L ORSBORN 636 HYATTS ROAD DELAWARE OH 43015	77,931	11.70%
SMALL-CAP GROWTH PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	46,127	43.25%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	33,260	31.19%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SMALL-CAP GROWTH PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,746	9.43%
SMALL-CAP VALUE PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	195,770	43.24%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	74,092	16.36%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	51,883	11.46%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	26,011	5.75%
SMALL-CAP VALUE PROFUND – SERVICE CLASS
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	6,488	5.61%
SMALL-CAP PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	170,861	38.02%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	71,641	15.94%
LORINE A GLEUE POST OFFICE BOX 151 BELLEVILLE KS 66935	55,025	12.24%
FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE MCLEAN VA 22102	25,107	5.59%
SMALL-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	9,975	20.80%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	7,093	14.79%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,792	9.99%
MARK MOSKOWITZ PO BOX 576 WAINSCOTT NY 11975	4,769	9.95%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TECHNOLOGY PROFUND – INVESTOR CLASS
VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	101,061	37.14%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	41,396	15.21%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	35,860	13.18%
TECHNOLOGY PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,294	23.54%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	3,039	13.52%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	2,001	8.90%
TELECOMMUNICATIONS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	139,222	34.03%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	128,065	31.30%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	42,329	10.35%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	23,776	5.81%
TELECOMMUNICATIONS PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	11,535	20.20%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,105	7.19%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
U.S. GOVERNMENT PLUS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	165,383	37.50%
CMT MASTER FUND LIMITED 500 W MONROE STREET SUITE 2630 CHICAGO IL 60661	39,257	8.90%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	30,665	6.95%
MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246	27,354	6.20%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	26,568	6.02%
U.S. GOVERNMENT PLUS PROFUND – SERVICE CLASS
DAVID BRAUNSTEIN 262 BELMONT AVE LONG BEACH CA 90803	13,608	9.73%
ULTRADOW 30 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	86,601	25.31%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	51,406	15.02%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	30,636	8.95%
ULTRADOW 30 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,877	38.05%
SOUTHWEST SECURITIES, INC. 1201 ELM STREET DALLAS TX 75270	5,962	14.29%
ULTRABEAR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,499,747	22.43%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,404,110	21.00%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	596,473	8.92%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	337,940	5.05%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRABEAR PROFUND – SERVICE CLASS
MG TRUST CO AS THE AGENT FOR DYNAMARK GRAPHICS GROUP INC PO BOX 5508 DENVER CO 80217	220,359	28.75%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	55,675	7.26%
DAVID HOKIN 366 N DEERE PARK HIGHLAND PARK IL 60035	53,097	6.93%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	50,531	6.59%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	46,926	6.12%
DAVID HOKIN 366 N DEERE PARK HIGHLAND PARK IL 60035	42,120	5.50%
ULTRABULL PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	259,355	29.64%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	135,544	15.49%
VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	52,229	5.97%
ULTRABULL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	29,211	18.95%
RENAISSANCE CHARITABLE FOUNDATION INC 6100 W 96TH ST STE 105 INDIANAPOLIS IN 46278	17,808	11.55%
ULTRACHINA PROFUND – INVESTOR CLASS
STRAFE CO P O BOX 6924 NEWARK DE 19714	387,748	18.26%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	351,517	16.55%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	291,077	13.71%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	272,313	12.82%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRACHINA PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	18,219	31.81%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	16,373	28.59%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	7,086	12.37%
SOUTHWEST SECURITIES, INC. 1201 ELM STREET DALLAS TX 75270	4,648	8.11%
J & X INTERNATIONAL CORP 65-26 165TH ST FRESH MEADOWS NY 11365	4,374	7.64%
ULTRAEMERGING MARKETS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	736,403	27.60%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	505,767	18.96%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	219,816	8.24%
ULTRAEMERGING MARKETS PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	12,425	16.99%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	11,509	15.74%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,352	14.16%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	8,477	11.59%
ULTRAINTERNATIONAL PROFUND – INVESTOR CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,540,398	68.52%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	529,291	14.28%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	380,337	10.26%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRAINTERNATIONAL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,991	21.25%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	12,344	16.41%
SOUTHWEST SECURITIES, INC. 1201 ELM STREET DALLAS TX 75270	5,273	7.01%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,001	5.32%
ULTRAJAPAN PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	903,919	46.88%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	321,346	16.67%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	281,647	14.61%
ROBERT RONUS 133 SOUTH JUNE STREET LOS ANGELES CA 90004	100,563	5.22%
ULTRAJAPAN PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	8,625	21.44%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,382	10.89%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,507	8.72%
ANDREA S MAGUDER 78 PACIFIC AVE LACKAWANNA NY 14218	3,238	8.05%
LAWRENCE FINKELSTEIN 413 RAMBLING RD EAST AMHERST NY 14051	2,539	6.31%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRALATIN AMERICA PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	444,000	23.21%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	294,886	15.42%
ETRADE CLEARING LLC 135 E 57TH STREET NEW YORK NY 10022	222,268	11.62%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	148,879	7.78%
JOSEPH CHANG 7171 CREST ROAD RANCHO PALOS VERDES CA 90275	118,516	6.20%
ETRADE CLEARING LLC 135 E 57TH STREET NEW YORK NY 10022	103,654	5.42%
ULTRALATIN AMERICA PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	35,938	35.90%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	33,679	33.64%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	26,861	26.83%
ULTRAMID-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	171,151	28.66%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	157,934	26.45%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	47,932	8.03%
ULTRAMID-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	12,276	33.09%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	4,832	13.02%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,489	6.71%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRANASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,002,410	29.60%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	740,825	21.87%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	258,428	7.63%
ULTRANASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	44,290	25.23%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	37,941	21.61%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	27,177	15.48%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	26,108	14.87%
ULTRASHORT CHINA PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	182,049	36.77%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	120,128	24.26%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	30,521	6.16%
ULTRASHORT CHINA PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	21,398	66.74%
SOUTHWEST SECURITIES, INC. 1201 ELM STREET DALLAS TX 75270	5,284	16.48%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,291	10.26%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT DOW 30 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	296,113	21.67%
FOUR SIGMA CAPITAL LTD PARTNERSHIP II 1 CRANBERRY HL LEXINGTON MA 02421	207,460	15.18%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	195,144	14.28%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	71,216	5.21%
ULTRASHORT DOW 30 PROFUND – SERVICE CLASS
MG TRUST CO AS THE AGENT FOR DYNAMARK GRAPHICS GROUP INC PO BOX 5508 DENVER CO 80217	37,553	17.02%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	17,593	7.97%
ULTRASHORT EMERGING MARKETS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	120,814	33.02%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	92,617	25.31%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	41,098	11.23%
DWAIN L SKIPWORTH PO BOX 201629 ANCHORAGE AK 99520	20,962	5.73%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	19,971	5.46%
ULTRASHORT EMERGING MARKETS PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	16,101	76.71%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,822	13.45%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,550	7.38%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT INTERNATIONAL PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	1,413,987	52.42%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	736,516	27.30%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	233,419	8.65%
ULTRASHORT INTERNATIONAL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	239,602	82.75%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	47,890	16.54%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	17,976	20.91%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,562	6.47%
ULTRASHORT JAPAN PROFUND – SERVICE CLASS
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	533	32.08%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	450	27.09%
CYNTHIA WYDYSH 197 SHERBURN DR HAMBURG NY 14075	335	20.18%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	142	8.57%
MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246	122	7.36%
ULTRASHORT LATIN AMERICA PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	153,702	57.17%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	70,899	26.37%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT LATIN AMERICA PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,677	86.60%
MICHAEL R HULTHEN 3372 OLD HICKORY LN MEDINA OH 44256	1,532	8.46%
ULTRASHORT MID-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	463,912	34.30%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	134,979	9.98%
LING MA 627 OLYMPIA HILLS CIR BERWYN PA 193121982	80,747	5.97%
ULTRASHORT MID-CAP PROFUND – SERVICE CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	38,972	32.23%
JERALD R HARTMAN 8649 SOUTH PEBBLE HILLS DR SANDY UT 84094	25,775	21.32%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	18,045	14.92%
LINDA J DYKES 185 LEWTER DRIVE MADISON AL 35758	11,995	9.92%
CATHY C HARTMAN 8649 SOUTH PEBBLE HILLS DR SANDY UT 84094	8,176	6.76%
ULTRASHORT NASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	428,952	19.76%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	318,757	14.68%
FOUR SIGMA CAPITAL LTD PARTNERSHIP II 1 CRANBERRY HL LEXINGTON MA 02421	278,618	12.83%
ROUNDSTONE ASSET MANAGEMENT LTD 2163 LIMA LOOP 130137 LAREDO TX 780453	250,435	11.54%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT NASDAQ-100 PROFUND – SERVICE CLASS
MG TRUST CO AS THE AGENT FOR DYNAMARK GRAPHICS GROUP INC PO BOX 5508 DENVER CO 80217	10,650	35.28%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,955	29.66%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	5,627	18.64%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	343,073	22.35%
ULTRASHORT SMALL-CAP PROFUND– INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	323,330	21.06%
VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	90,593	5.90%
WALTER J ROULAEU 3505 SKYLINE HEIGHTS CT RAPID CITY SD 57701	88,687	5.78%
ETRADE CLEARING LLC 135 E 57TH STREET NEW YORK NY 10022	80,665	5.25%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	77,452	5.04%
ULTRASHORT SMALL-CAP PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	71,787	70.70%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	18,404	18.13%
ULTRASMALL-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	481,555	28.84%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	122,281	7.32%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASMALL-CAP PROFUND – SERVICE CLASS
CHANDA S KHOSLA 31024 PEBBLE BEACH OVAL WESTLAKE OH 44145	16,841	23.05%
THOMAS A TWEEDLE 3829 CIRCLEWOOD DR FAIRVIEW PARK OH 44126	15,365	21.03%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	9,959	13.63%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	7,617	10.43%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,821	6.60%
STIFEL, NICOLAUS & COMPANY, INCORPORATED 1225 FRANKLIN AVE GARDEN CITY NY 11530	3,866	5.29%
GARY E TESTEN 24060 WIMBLEDON ROAD SHAKER HEIGHTS OH 44122	3,720	5.09%
UTILITIES ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	473,689	62.34%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	104,712	13.78%
UTILITIES ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	4,640	17.05%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	3,006	11.05%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,866	10.53%
FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	1,549	5.69%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

Moody’s.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Dominion Ratings Services of Canada (DBRS).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high.

Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACE.

ITEM 28. Exhibits

(a)	Amended and Restated Declaration of Trust of ProFunds, dated as of December 14, 2010 (28)

(b)	Bylaws of ProFunds, dated December 14, 2010 (28)

(c)	Not applicable

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (2)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (18)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007August 1, 2007 (20)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (15)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2012 to November 30, 2013 (31)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2012 to April 30, 2013 (30)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (22)

(d)(3)(v)	Amendment No. 1 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (26)

(d)(3)(vi)	Amendment No. 2 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (28)

(d)(3)(vii)	Amendment No. 3 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (30)

(e)(1)	Amended and Restated Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of September 22, 2010 (the “Distribution Agreement”) (27)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (16)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (12)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (18)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (6)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (17)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006, June 20, 2006 and December 14, 2006 (the “Administration Agreement”) (17)

(h)(2)(ii)	Amendment dated December 11, 2007 to the Administration Agreement (19)

(h)(2)(iii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (18)

(h)(2)(iv)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (20)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (9)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (19)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (18)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (11)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (21)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (16)

(h)(6)	Form of Fund of Funds Participation Agreement (7)

(h)(7)	Form of Administrative Services Agreement (4)

(i)	Opinion and Consent of Counsel (31)

(j)	Consents of Independent Registered Accounting Firm (31)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (4)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (17)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (8)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001, as amended on September 1, 2001 and December 16, 2009 (the “Distribution and Service Plan”) (25)

(m)(3)(ii)	Schedule A, dated as of September 19, 2007, to the Distribution and Service Plan (18)

(m)(4)	Form of Distribution and Shareholder Services Agreement for FINRA Registered Members of ProFunds Distributors, Inc. (16)

(m)(5)	Form of Shareholder Services Agreement for Non-FINRA Members of ProFunds Distributors, Inc. (16)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds (the “Multiple Class Plan”) (27)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated September 10, 2012 (31)

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2012 (30)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008 (20)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (9)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (29)

(q)(2)(ii)	Power of Attorney for Michael Wachs (29)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (29)

(q)(2)(iv)	Power of Attorney for Michael L. Sapir (29)

(q)(2)(v)	Power of Attorney for Christopher Sabato (29)

(q)(2)(vi)	Power of Attorney for William D. Fertig (29)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.
(4)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(5)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(6)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.
(7)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(8)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(9)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.
(10)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.
(11)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.
(12)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.
(13)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.
(14)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.
(15)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.
(16)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.
(17)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.
(18)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.
(19)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.
(20)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.
(21)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.
(22)	Previously filed on April 29, 2009 as part of Post-Effective Amendment No. 64 and incorporated by reference herein.
(23)	Previously filed on September 29, 2009 as part of Post-Effective Amendment No. 65 and incorporated by reference herein.
(24)	Previously filed on November 24, 2009 as part of Post-Effective Amendment No. 66 and incorporated by reference herein.
(25)	Previously filed on March 1, 2010 as part of Post-Effective Amendment No. 68 and incorporated by reference herein.
(26)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 69 and incorporated by reference herein.
(27)	Previously filed on November 26, 2010 as part of Post-Effective Amendment No. 70 and incorporated by reference herein.
(28)	Previously filed on April 29, 2011 as part of Post-Effective Amendment No. 71 and incorporated by reference herein.
(29)	Previously filed on November 28, 2011 as part of Post-Effective Amendment No. 73 and incorporated by reference herein.
(30)	Previously filed on April 27, 2012 as part of Post-Effective Amendment No. 76 and incorporated by reference herein.
(31)	Filed herewith.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30. Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a)	no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)	expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Reference is made to the caption “ProFunds Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProFunds Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference. The information as to the directors and officers of ProFund Advisors LLC is set forth in ProFund Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on July 3, 1997 and amended through July 27, 2011.

Information relating to the business and other connections of Deutsche Investment Management Americas, Inc., which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Investment Management Americas, Inc. is hereby incorporated by reference to disclosures in Item 31 of the registration statement of DWS Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 32. Principal Underwriter

Item 32(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b) Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI
Michael L. Sapir	Director
William E. Seale	Director
Louis M. Mayberg Don R. Roberson	Director President
Amy R. Doberman	Chief Legal Officer
Victor M. Frye	Secretary
Lisa Johnson	Chief Compliance Officer
Kerry T. Moore	Treasurer

Item 32(c) Not Applicable

ITEM 33. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue. Suite 1000, Bethesda, Maryland (records relating to its function as Distributor);

(3)	Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator, fund accountant and transfer agent); and

(4)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34. Management Services

Not Applicable

ITEM 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on November 28, 2012.

PROFUNDS

/s/ Louis M. Mayberg
Louis M. Mayberg, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir	Trustee, Chairman	November 28, 2012
Michael L. Sapir*

/s/ Russell S. Reynolds, III	Trustee	November 28, 2012
Russell S. Reynolds, III*

/s/ Michael C. Wachs	Trustee	November 28, 2012
Michael C. Wachs*

/s/ William D. Fertig	Trustee	November 28, 2012
William D. Fertig*

/s/ Louis M. Mayberg	President	November 28, 2012
Louis M. Mayberg*

/s/ Christopher E. Sabato	Treasurer	November 28, 2012
Christopher E. Sabato*

*By:	/s/ Amy R. Doberman
Amy R. Doberman As Attorney-in-fact November 28, 2012

Exhibit Index

ITEM NUMBER	ITEM
(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2012 to November 30, 2013
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Accounting Firm
(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC dated September 10, 2012.